Exhibit 4.14

CLIFFORD CHANCE LLP

EXECUTION VERSION

DATED 3 APRIL 2015

GTECH S.P.A. (FORMERLY KNOWN AS LOTTOMATICA S.P.A.)

AS ISSUER

AND

BNY MELLON CORPORATE TRUSTEE SERVICES LIMITED (AS SUCCESSOR TO J.P. MORGAN CORPORATE TRUSTEE SERVICES LIMITED)

AS TRUSTEE

FIRST SUPPLEMENTAL TRUST DEED RELATING TO A TRUST DEED DATED 17 MAY 2006 IN RESPECT OF €750,000,000 SUBORDINATED INTEREST-DEFERRABLE CAPITAL SECURITIES DUE 2066

Contents

Clause		Page

1.	Definitions and Interpretation	2

2.	Amendment and Restatement	2

3.	Notices	2

4.	Costs, Expenses and Indemnification	2

5.	Further Assurance	3

6.	Counterparts	3

7.	Governing Law and Jurisdiction	3

8.	Third Party Rights	3

Schedule 1 Amended and Restated Trust Deed

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THIS FIRST SUPPLEMENTAL TRUST DEED is made on 3 April 2015

BETWEEN:

(1)                                 GTECH S.p.A. a società per azioni incorporated under the laws of the Republic of Italy (formerly known as Lottomatica S.p.A.) as issuer (the “Issuer”); and

(2)                                 BNY MELLON CORPORATE TRUSTEE SERVICES LIMITED (as successor to J.P. Morgan Corporate Trustee Services Limited) as trustee (the “Trustee”).

WHEREAS:

(A)                               The Issuer and the Trustee have entered into a trust deed (the “Principal Trust Deed”) dated 17 May 2006 constituting the Securities.

(B)                               On 15 July 2014, the Issuer entered into an agreement and plan of merger (the “Merger Agreement”) with, amongst others, International Game Technology, a Nevada Corporation (“IGT”), to acquire IGT through the formation of International Game Technology PLC (formerly known as Georgia Worldwide PLC), a public limited company incorporated under the laws of England and Wales with company number 09127533 (“Holdco”). The acquisition of IGT will be effected by (i) the merger of the Issuer with and into Holdco (the “Merger”), pursuant to which each issued and outstanding ordinary share of the Issuer, par value €1.00, will be converted into the right to receive one ordinary share of Holdco, nominal value US$0.10 (the Merger being more fully described in the Common Cross-Border Merger Terms (Progetto Comune di Fusione Transfrontaliera)); and (ii) immediately thereafter, the merger of Georgia Worldwide Corporation, a Nevada corporation and wholly owned subsidiary of Holdco, with and into IGT, with IGT surviving as a wholly-owned subsidiary of Holdco (in each case subject to the terms and conditions of the Merger Agreement).

(C)                               By an Extraordinary Resolution dated 19 January 2015, the Securityholders consented to amend the Conditions and the Principal Trust Deed to (i) reflect the change in the jurisdiction of incorporation of the Issuer pursuant to the Merger and to remove provisions which are no longer relevant or applicable as a result of such change of jurisdiction, including but not limited to those only applicable to Italian companies; (ii) remove commercial terms that are no longer relevant and amend certain other provisions to align these with the customary terms of similar securities issued under English law (including amendments to the quorum required to pass an Extraordinary Resolution and to incorporate certain protections in favour of the Trustee); and (iii) clarify that Condition 6.7 (Replacement) of the Capital Securities is not intended to be a contractual term of the Capital Securities and is instead only an indication of the Issuer’s intention, and requested the Trustee to concur in such amendments and execute this first supplemental trust deed (the “First Supplemental Trust Deed”) in order to give effect thereto.

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NOW THIS DEED WITNESSETH and it is hereby agreed and declared as follows:

1.                                      DEFINITIONS AND INTERPRETATION

All words and expressions defined in the Principal Trust Deed shall where the context so requires and admits have the same meaning in this First Supplemental Trust Deed, and the principles of interpretation specified in Clause 1.2 of the Principal Trust Deed shall where the context so requires and admits also apply to this First Supplemental Trust Deed. In addition, in this First Supplemental Trust Deed the following expression has the following meaning:

“Holdco Merger Effective Date” means the date fixed as the effective date of the Merger by an order of the High Court of England and Wales, as the competent English authority.

2.                                      AMENDMENT AND RESTATEMENT

2.1                               The Principal Trust Deed, with effect from the Holdco Merger Effective Date, shall stand amended and restated in the form set out in Schedule 1 hereto.

2.2                               The Conditions (as set out in Schedule 3 (Terms and Conditions) to the Principal Trust Deed), with effect from the Holdco Merger Effective Date, shall be deleted in their entirety and replaced with the Conditions set out in Schedule 1 hereto.

2.3                               This First Supplemental Trust Deed is supplemental to the Principal Trust Deed.

2.4                               Subject to the amendments to be effected to the Principal Trust Deed and the Conditions hereunder, the Principal Trust Deed and the Securities shall remain in full force and effect and the Principal Trust Deed and this First Supplemental Trust Deed shall be read and construed together as one deed.

3.                                      NOTICES

3.1                               A memorandum of this First Supplemental Trust Deed shall be endorsed on the original of the Principal Trust Deed by the Trustee and on the duplicate thereof by the Issuer.

3.2                               The Issuer shall, as soon as practicable after the amendments set out in Clause 2 (Amendment and Restatement) become effective, give notice of the amendments to the Securityholders in accordance with Condition 15 (Notices).

4.                                      COSTS, EXPENSES AND INDEMNIFICATION

The Issuer  shall, from time to time on demand of the Trustee, reimburse the Trustee for all properly incurred costs and expenses (including legal fees) incurred by it in connection with the negotiation, preparation and execution or purported execution of this First Supplemental Trust Deed and the completion of the matters herein contemplated.

2

5.                                      FURTHER ASSURANCE

The Issuer undertakes to the Trustee to execute all such other documents and comply with all such other requirements to effect the amendments contemplated hereby and any other matter incidental thereto as the Trustee may direct in the interests of the Securityholders.

6.                                      COUNTERPARTS

This First Supplemental Trust Deed may be executed in any number of counterparts, each of which is an original and all of which together evidence the same agreement.  This First Supplemental Trust Deed shall not come into effect until each party has executed and delivered at least one counterpart.

7.                                      GOVERNING LAW AND JURISDICTION

7.1                               This First Supplemental Trust Deed and any non-contractual obligations arising out of or in connection with it are governed by, and shall be construed in accordance with, the laws of England.

7.2                               Clause 22 (Jurisdiction) of the Principal Trust Deed shall apply, mutatis mutandis, to this First Supplemental Trust Deed.

8.                                      THIRD PARTY RIGHTS

A person who is not party to this First Supplemental Trust Deed may not enforce any terms of this First Supplemental Trust Deed under the Contract (Rights of Third Parties) Act 1999, but this does not affect any right or remedy of any third party which exists or is available apart from that Act.

IN WITNESS WHEREOF this First Supplemental Trust Deed has been executed as a deed by the parties hereto and is intended to be and is hereby delivered on the day first before written.

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EXECUTION PAGES

EXECUTED as a DEED by GTECH S.p.A.
(formerly known as Lottomatica S.p.A.)

By:

CLAUDIO DEMOLLI (ATTORNEY-IN-FACT)

EXECUTED as a DEED by
BNY MELLON CORPORATE TRUSTEE SERVICES LIMITED (as successor to J.P. Morgan Corporate Trustee Services Limited) acting by two of its lawful attorneys:

Attorney: PAUL CATTERMOLE (VICE PRESIDENT)

Attorney: MARIA BERTOLIN
(AUTHORIZED SIGNATORY)

In the presence of

Witness’s signature:	/S/ THOMAS VANSON

Name: THOMAS VANSON

Address:

CLIFFORD CHANCE LLP

SCHEDULE 1
AMENDED AND RESTATED TRUST DEED

INTERNATIONAL GAME TECHNOLOGY PLC

AS ISSUER

AND

BNY MELLON CORPORATE TRUSTEE SERVICES LIMITED (AS SUCCESSOR TO J.P. MORGAN CORPORATE TRUSTEE SERVICES LIMITED)

AS TRUSTEE

AMENDED AND RESTATED TRUST DEED

RELATING TO THE
€750,000,000 SUBORDINATED INTEREST-DEFERRABLE CAPITAL SECURITIES DUE 2066

THIS TRUST DEED is made on 17 May 2006 (as supplemented by a first supplemental trust deed on 3 April 2015 and as further amended and restated from time to time) BETWEEN:

(3)                                 INTERNATIONAL GAME TECHNOLOGY PLC, a public limited company incorporated under the laws of England and Wales with company number 09127533 (the “Issuer”); and

(4)                                 BNY MELLON CORPORATE TRUSTEE SERVICES LIMITED (as successor to J.P. Morgan Corporate Trustee Services Limited) acting through its registered office at One Canada Square, London, E14 5AL, as trustee for the Securityholders (in such capacity, the “Trustee”, which expression shall, wherever the context so admits, include such company and all other persons or companies for the time being the Trustee or Trustees under this Trust Deed).

WHEREAS:

(D)                               By a resolution of the board of directors of GTECH S.p.A. (formerly Lottomatica S.p.A.), a società per azioni incorporated under the laws of the Republic of Italy (“GTECH”), passed on 27 April 2006, GTECH resolved to issue €750,000,000 Subordinated Interest-Deferrable Capital Securities due 2066, such Securities constituted in the manner hereinafter appearing.

(E)                                On 15 July 2014, GTECH entered into an agreement and plan of merger (the “Merger Agreement”) with, amongst others, International Game Technology, a Nevada Corporation (“IGT”), to acquire IGT through the formation of the Issuer. The acquisition of IGT was effected by (i) the merger of GTECH with and into the Issuer (the “Merger”) and (ii) immediately thereafter, the merger of Georgia Worldwide Corporation, a Nevada corporation and wholly owned subsidiary of the Issuer, with and into IGT, with IGT surviving as a wholly-owned subsidiary of the Issuer (in each case subject to the terms and conditions of the Merger Agreement).

(F)                                 In connection with the Merger and pursuant to a first supplemental trust deed dated 3 April 2015 (the “Supplemental Trust Deed”), this Trust Deed was amended and restated to the form set out herein with effect on and from the Holdco Merger Effective Date (as defined below).

(G)                               The Trustee has agreed to act as trustee of this Trust Deed upon and subject to the terms and conditions hereinafter contained.

NOW THIS TRUST DEED WITNESSES AND IT IS HEREBY AGREED AND DECLARED as follows:

1.                                      DEFINITIONS AND INTERPRETATION

1.1                               Definitions

Terms defined in the Conditions shall, unless otherwise defined herein or the context requires otherwise, bear the same meanings herein (including in the recitals hereto).

In addition, in this Trust Deed:

“Agents” means the Principal Paying and Transfer Agent, any other Paying and Transfer Agent, the Registrar and the Agent Bank;

“Appointee” means any delegate, agent, attorney, manager, nominee or custodian appointed by the Trustee pursuant to the provisions of this Trust Deed;

“Auditors” means the auditors for the time being of the Issuer or, if they are unable or unwilling to carry out any action requested of them under this Trust Deed, such other firm of accountants as may be nominated by the Issuer and approved in writing by the Trustee for the purpose, or failing such nomination, as selected by the Trustee for the purpose;

“Clearstream, Luxembourg” means Clearstream Banking, société anonyme;

“Conditions” means the terms and conditions in the form set out in Schedule 3 hereto, as the same may from time to time be modified in accordance with this Trust Deed and any reference in this Trust Deed to a particular specified Condition shall be construed accordingly;

“Definitive Certificate” means a registered certificate issued in the name of the holder of one or more Securities, being in or substantially in the form set out in Schedule 2;

“Euroclear” means Euroclear Bank, S.A./N.V.;

“Extraordinary Resolution” has the meaning given to it in Schedule 4;

“Global Certificates” means the Restricted Global Certificate and the Unrestricted Global Certificate;

“Holdco Merger Effective Date” means the date fixed as the effective date of the Merger by an order of the High Court of England and Wales, as the competent English authority;

“Insolvency Event” means (i) the commencement of a voluntary or involuntary liquidation, dissolution or winding-up due to corporate action or an administrative and/or court order, or (ii) the occurrence of any Insolvency Proceedings (as defined in the Conditions), subject to applicable bankruptcy law;

“Issue Date” means 17 May 2006;

“Liabilities” means, in respect of any person, any losses, damages, costs, charges, awards, claims, demands, expenses, judgments, decrees, actions, proceedings or other liabilities whatsoever including legal fees and any taxes and penalties incurred by that person, including any value added tax or similar tax charged or chargeable in respect thereof and legal fees and expenses on a full indemnity basis;

“Officer’s Certificate” has the meaning given to it in the Conditions;

“outstanding” means, in relation to the Securities, all of the Securities issued other than:

(a)                                 those Securities which have been redeemed or purchased and cancelled pursuant to Condition 6 or otherwise pursuant to this Trust Deed;

(b)                                 those Securities in respect of which the date for redemption in full in accordance with the Conditions has occurred and the redemption moneys for which (including all Scheduled Interest Amounts, Optionally Deferred Interest and Equity Funded Deferred Interest payable thereon) have been duly paid to the Trustee or to the Principal Paying and Transfer Agent in the manner provided in the Paying Agency Agreement (and, where appropriate, notice to that effect has been given to the Securityholders in accordance with Condition 15) and remain available for payment against presentation of the relevant Securities;

(c)                                  those Securities which have become void pursuant to Condition 10;

(d)                                 those mutilated or defaced Securities which have been surrendered and cancelled and in respect of which replacements have been issued pursuant to Condition 11;

(e)                                  (for the purpose only of ascertaining the principal amount outstanding of the Securities and without prejudice to the status for any other purpose of the relevant Securities) those Securities which are alleged to have been lost, stolen or destroyed and in respect of which replacements have been issued pursuant to Condition 11; and

(f)                                   the Global Certificates to the extent that they shall have been exchanged for Definitive Certificates pursuant to the provisions contained therein,

PROVIDED THAT for each of the following purposes, namely:

(i)                                  for ascertaining the right to attend and vote at any meeting of the Securityholders or any of them and any direction or request by the Securityholders;

(ii)                               the determination of how many and which Securities are for the time being outstanding for the purposes of Conditions 9 and 12 and Schedule 4; and

(iii)                            the exercise of any discretion, power or authority contained in this Trust Deed which the Trustee is required, expressly or impliedly, to exercise in or by reference to the interests of any of the Securityholders, those Securities (if any) which are for the time being held by (1) the Issuer or any of its subsidiaries or (2) any person for the benefit of the Issuer or any of its subsidiaries shall (unless and until no longer so held), be deemed not to remain outstanding;

“Paying Agency Agreement” means the agreement appointing the initial Paying and Transfer Agents, Registrar and Agent Bank and any other agreement for the time being in force appointing successor paying and transfer agents, or a successor registrar or agent bank together with any agreement for the time being in force amending or modifying with the prior written approval of the Trustee any of the aforesaid agreements;

“powers” in relation to the Trustee and any Appointee appointed by it under this Trust Deed means their respective powers, authorities and discretions under this Trust Deed or the general law;

“Relevant Documents” means this Trust Deed and the Paying Agency Agreement and any other document which is designated as such by the Issuer and the Trustee from time to time;

“Restricted Global Certificate” means the registered global certificate representing the Securities sold pursuant to Rule 144A under the Securities Act, in or substantially in the form set out in Schedule 1, Part 2;

“Rule 144A Legend” means the transfer restriction legend set out on the Restricted Global Certificate and any Definitive Certificate issued in respect thereof;

“Securities” means the securities in registered form comprising the said €750,000,000 Subordinated Interest-Deferrable Capital Securities due 2066 of the Issuer hereby constituted or the principal amount thereof for the time being outstanding or, as the context may require, a specific number thereof;

“Securities Act” means the U.S. Securities Act of 1933, as amended;

“tax” shall be construed so as to include any present or future tax, levy, impost, duty, charge, fee, deduction or withholding of any nature whatsoever (including any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same) imposed or levied by or on behalf of a tax authority and “taxes”, “taxation” and “taxable” and comparable expressions shall be construed accordingly;

“this Trust Deed” means this Trust Deed and the Schedules and any trust deed supplemental hereto and the Schedules (if any) thereto, the Securities and the Conditions, all as from time to time modified in accordance with the provisions herein or therein contained;

“Trust Corporation” means a trust corporation (as defined in the Law of Property Act 1925) or a corporation entitled to act as a trustee pursuant to applicable foreign legislation relating to trustees;

“Trustee Acts” means the Trustee Act 1925 and the Trustee Act 2000; and

“Unrestricted Global Certificate” means the registered global certificate representing the Securities sold pursuant to Regulation S under the Securities Act, in or substantially in the form set out in Schedule 1, Part 1.

1.2                               Interpretation

References to:

(a)                                 principal in respect of the Securities shall be deemed also to include a reference to any premium which may be payable in respect of the Securities, and references to principal and/or interest in respect of the Securities shall be deemed also to include references to any Additional Amounts which may be payable under Condition 8;

(b)                                 interest in respect of the Securities shall, unless the context otherwise requires, be deemed also to include a reference to Optionally Deferred Interest and Equity Funded Deferred Interest;

(c)                                  Liabilities or remuneration shall include any amount in respect of any withholding, value added, turnover or similar tax charged in respect thereof;

(d)                                 “€” or “euros” are references to the lawful single currency for the time being of the European Union;

(e)                                  any action, remedy or method of judicial proceedings for the enforcement of rights of creditors shall include, in respect of any jurisdiction other than England and Wales, references to such action, remedy or method of judicial proceedings for the enforcement of rights of creditors available or appropriate in such jurisdiction as shall most nearly approximate thereto and any other similar, analogous or corresponding event under the insolvency laws of any applicable jurisdiction;

(f)                                   words denoting the singular number only shall include the plural number also and vice versa;

(g)                                  words denoting one gender only shall include the other gender;

(h)                                 words denoting persons only shall include firms and corporations and vice versa;

(i)                                     Euroclear and/or Clearstream, Luxembourg shall, wherever the context so admits, be deemed to include references to any additional or alternative clearing system approved by the Issuer and the Trustee;

(j)                                    any provision of any statute shall be deemed also to refer to any statutory modification or re-enactment thereof or any statutory instrument, order or regulation made thereunder or under such modification or re-enactment; and

(k)                                 “approval not to be unreasonably withheld” or like references mean, in relation to the Trustee, that, in determining whether to give such approval, the Trustee shall have regard to the interests of the Securityholders only and any determination as to whether or not its approval is unreasonably withheld shall be made on that basis.

1.3                               Contracts (Rights of Third Parties) Act 1999

Unless otherwise provided herein, a person who is not a party to this Trust Deed has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Trust Deed. The parties to this Trust Deed shall have the right to amend, vary or rescind any provisions of this Trust Deed without the consent of any such third party.

1.4                               Headings

Headings shall be ignored in construing this Trust Deed.

1.5                               Schedules

The Schedules are part of this Trust Deed and shall have effect accordingly.

1.6                               Enforceability

If at any time any provision of this Trust Deed is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Trust Deed nor the legality, invalidity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

2.                                     COVENANT TO PAY

2.1                               Amount of Securities

The initial aggregate principal amount of the Securities is €750,000,000.

2.2                               Covenant to Pay

The Issuer covenants with the Trustee that it will, in accordance with this Trust Deed, on the due date for the final maturity of the Securities provided for in the Conditions or on such earlier date as the same or any part thereof may become due and repayable thereunder, pay or procure to be paid unconditionally to or to the order of the Trustee in euros in a city in which banks have access to the TARGET System in immediately available funds, the principal amount of the Securities repayable on that date and shall in the meantime and until such date (both before and after any judgment or other order of a court of competent jurisdiction) pay or procure to be paid unconditionally to or to the order of the Trustee as aforesaid interest (which shall accrue from day to day) on the principal amount outstanding of the Securities at the rates specified in, or calculated from time to time in accordance with, the Conditions and when payable in accordance with the Conditions, provided that:

(a)                                 every payment of principal or interest in respect of the Securities or any of them made to or to the account of the Principal Paying and Transfer Agent in the manner provided in the Paying Agency Agreement shall satisfy, to the extent of such payment, the relevant covenant by the Issuer contained in this Clause except to the extent that there is default in the subsequent payment thereof in accordance with the Conditions to the Securityholders;

(b)                                 if any payment of principal or interest in respect of the Securities or any of them is made after the date on which such amount is payable in accordance with the Conditions, payment shall be deemed not to have been made until either the full amount is paid to the Securityholders or, if earlier, the seventh day after notice has been given to the Securityholders in accordance with Condition 15 that the full amount has been received by the Principal Paying and Transfer Agent or the Trustee except, in the case of payment to the Principal Paying and Transfer Agent, to the extent that there is default in the subsequent payment thereof in accordance with the Conditions to the Securityholders; and

(c)                                  in any case where payment of the whole or any part of the principal amount of any Security is improperly withheld or refused upon due presentation thereof, interest shall continue to accrue on the whole or such part of such principal amount at the rates aforesaid or, if higher, the rate of interest on judgment debts for the time being provided by English law from (and including) the date of such withholding or refusal up to (and including) the date either on which the full amount (including interest as aforesaid) is paid to the Securityholders or, if earlier, the seventh day after notice has been given to the Securityholders in accordance with Condition 15 that the full amount (including interest as aforesaid) payable in respect of such Security is available for payment, provided that, upon further presentation thereof being duly made, such payment is in fact made.

The Trustee will hold the benefit of this covenant on trust for the Securityholders in accordance with this Trust Deed.

2.3                               Settlement of Equity Funded Deferred Interest

(a)                                 The Issuer covenants with the Trustee that, so long as any Equity Funded Deferred Interest has arisen and remains unpaid, it will:

(i)                                    to the extent permitted by applicable law and subject to Condition 5.3, promptly fund the full settlement in cash of such Equity Funded Deferred Interest using the proceeds raised from the issue, offer and sale or contribution of Authorised Equity (as defined in the Conditions) in accordance with the provisions of Condition 5.2; and

(ii)                                 pay or procure to be paid such proceeds (less any expenses relating thereto) unconditionally to or to the order of the Trustee or the Principal Paying Agent in euros in a city in which banks have access to the TARGET System in immediately available funds as soon as practicable, but in any event within twenty business days following the settlement of the relevant issue, offer and sale or contribution of Authorised Equity. Notice of such payment shall be given to the Trustee and the Principal Paying Agent and the Securityholders (in accordance with Condition 15) five business days prior to the date on which such payment is made.

(b)                                 The Trustee will hold the benefit of this covenant on trust for the Securityholders in accordance with this Trust Deed.

(c)                                  Any amounts received by the Trustee pursuant to this Clause 2.3 shall forthwith be paid by it to the Principal Paying and Transfer Agent for payment to the Securityholders in the manner provided in the Paying and Transfer Agency Agreement.

2.4                               Subordination

Upon the occurrence of any Insolvency Event in relation to the Issuer, the rights and claims of the Securityholders against the Issuer under this Trust Deed and in relation to the Securities are subordinated to the extent set out in Condition 2 (Status).

2.5                               Discharge

Subject to Clause 2.6, any payment to be made in respect of the Securities by the Issuer or the Trustee may be made as provided in the Conditions and any payment so made will (subject to Clause 2.6), to such extent, be a good discharge to the Issuer or the Trustee, as the case may be.

2.6                               Following certain Enforcement Events

Upon the occurrence of an Enforcement Event, the Trustee may:

(a)                                 by notice in writing to the Issuer and the Agents require the Agents, until notified by the Trustee to the contrary, so far as permitted by applicable law:

(i)                                     to act thereafter as Agents of the Trustee under this Trust Deed and the Securities on the terms of the Paying Agency Agreement (with consequential amendments as necessary save that the Trustee’s liability for the indemnification, remuneration and all other out-of-pocket expenses of the Agents shall be limited to the amounts for the time being held by the Trustee in respect of the Securities on the trusts of this Trust Deed and available for such purpose) and thereafter to hold all Securities and all sums, documents and records held by them in respect of Securities on behalf of the Trustee; and/or

(ii)                                  to deliver up all Securities and all sums, documents and records held by them in respect of Securities to the Trustee or as the Trustee shall direct in such notice provided that such notice shall be deemed not to apply to any documents or records which the relevant Agent is obliged not to release by any law or regulation; and

(b)                                 by notice in writing to the Issuer require it to make all subsequent payments in respect of the Securities to or to the order of the Trustee and not to the Principal Paying and Transfer Agent; with effect from the issue of any such notice to the Issuer and until such notice is withdrawn proviso (a) to Clauses 2.2 and (so far as it concerns payments by the Issuer) Clause 2.5 shall cease to have effect.

2.7                               Calculation of Rate of Interest

References in proviso (b) to Clause 2.2 to “the rates aforesaid” shall, in respect of any Securities bearing interest at a floating rate, in the event of such Securities having become due and repayable, with effect from the expiry of the Interest Period during which such Securities become due and repayable, be construed as references to the rates of interest calculated mutatis mutandis in accordance with the Conditions and notices thereof shall be published in accordance with the Conditions unless the Trustee otherwise agrees.

3.                                      FORM AND ISSUE OF THE SECURITIES AND FURTHER ISSUES

3.1                               Form and Denomination

The Securities are issued in registered form in an initial aggregate principal amount of €750,000,000, each with a minimum denomination of €50,000 and integral multiples of €1,000 above such amount.

3.2                               The Global Certificates

(a)                                 On issue of the Securities, the Unrestricted Global Certificate and the Restricted Global Certificate will be issued representing the aggregate principal amount of the Securities and the Issuer shall procure that the appropriate entries be made in the register of Securityholders by the Registrar to reflect the issue of such Securities.

(b)                                 The Unrestricted Global Certificate and the Restricted Global Certificate will be issued in the name of a nominee for a common depositary for Euroclear and Clearstream, Luxembourg. The Securities represented by the Global Certificates shall be subject to their terms in all respects and entitled to the same benefits under this Trust Deed as individual Securities represented by Definitive Certificates.

(c)                                  Interests in the Global Certificates shall be exchangeable for Definitive Certificates as set out in the Global Certificates.

(d)                                 The Unrestricted Global Certificate and the Restricted Global Certificate shall be in or substantially in the forms set out in Part 1 and Part 2 of Schedule 1 respectively, and the Restricted Global Certificate shall bear the Rule 144A Legend.

3.3                               Definitive Certificates

(a)                                 The Global Certificates are exchangeable for Definitive Certificates in the limited circumstances set out therein. The Definitive Certificates may be printed or typed and need not be security printed unless otherwise required by applicable stock exchange requirements. The Definitive Certificates will be endorsed with the Conditions.

(b)                                 The Definitive Certificates, if issued, shall be in or substantially in the form set out in Schedule 2.

3.4                               Signature

The Global Certificates and Definitive Certificates (if issued) will be signed manually or in facsimile by a director of the Issuer duly authorised for the purpose and will be authenticated manually by or on behalf of the Registrar. The Issuer may use the facsimile signature of any person who at the date of this Trust Deed is an authorised director of the Issuer even if at the time of issue of any Security (including the Global Certificates) he no longer holds such office or is so authorised. Securities (including the Global Certificates) so executed and authenticated will be valid evidence of binding and valid obligations of the Issuer.

3.5                               Entitlement to treat Holder as Owner

The Issuer, the Trustee and any Agent may deem and treat the registered holder of any Security as the absolute owner of such Security for all purposes, free of any equity, set-off or counterclaim on the part of the Issuer against the original or any intermediate holder of such Security (whether or not it is overdue and regardless of any notice of ownership, trust or any interest in it or any writing on, or the theft or loss of, the related Certificate issued in respect of it (other than a duly executed transfer thereof)) for all purposes and, except as ordered by a court of competent jurisdiction or as required by applicable law, the Issuer, the Trustee and the Agents shall not be affected by any notice to the contrary. All payments made to any such holder shall be valid and, to the extent of the sums so paid, effective to satisfy and discharge the liability for the moneys payable on the Securities.

3.6                               Further Issues

(a)                                 The Issuer may from time to time without the consent of the Securityholders create and issue further securities having the same terms and conditions as the Securities in all respects (or in all respects except for the first payment of interest on them) and so that such further issue shall be consolidated and form a single series with, and have the same International Securities Identification Number (ISIN) and common code number as, the Securities.

(b)                                 Any further securities forming a single series with the Securities shall be constituted by a deed supplemental to the Trust Deed. The Issuer shall prior to the issue of any further securities to be so constituted execute and deliver to the Trustee a deed supplemental to this Trust Deed (if applicable duly stamped) and containing covenants by the Issuer in the form mutatis mutandis of Clause 2 in relation to the principal amount and interest in respect of such further securities and such other provisions (corresponding to any of the provisions contained in this Trust Deed) as the Trustee shall require and effecting other modifications to this Trust Deed as the Trustee shall require in order to reflect the issue of such further securities.

(c)                                  A memorandum of every such supplemental deed shall be endorsed by the Trustee on this Trust Deed and by the Issuer on the duplicate(s) of this Trust Deed.

(d)                                 Whenever it is proposed to create and issue any further securities, the Issuer shall give to the Trustee not less than 14 days’ notice in writing of its intention so to do, stating the amount of the further securities proposed to be created and issued.

4.                                      STAMP DUTIES AND TAXES

4.1                               Stamp Duties

The Issuer will pay any stamp, issue, registration, documentary and other similar duties and taxes, including interest and penalties, payable on or in connection with (i) the execution and delivery of this Trust Deed and (ii) the constitution, issue and offering of the Securities. The Issuer will also pay (or, if the same are required to be paid in the United Kingdom by the Trustee, the Issuer shall pay the necessary amount to the Trustee to enable the Trustee to pay) all stamp, issue, registration, documentary or other similar duties and taxes payable in any jurisdiction in relation to which the liability to pay arises directly as a result of any action taken by or on behalf of the Trustee or, as the case may be, (where entitled under Condition 9 to do so, and subject to Clause 2.4) the Securityholders to enforce the obligations of the Issuer under this Trust Deed or the Securities.

4.2                               Relevant Taxing Jurisdiction

If the Issuer shall become subject generally to the taxing jurisdiction of any country or any political subdivision thereof or therein that has the power to tax (each an “Additional Taxing Jurisdiction”) other than or in addition to a Relevant Taxing Jurisdiction , it shall immediately notify the Trustee upon becoming aware thereof and (if the Trustee so requires) shall enter into a trust deed supplemental hereto, giving to the Trustee an undertaking or covenant in form and manner satisfactory to the Trustee in terms corresponding to the terms of Condition 8 in respect of such Additional Taxing Jurisdiction. Condition 8 shall be deemed to apply as if references in such provision to “Taxes” included taxes imposed by way of withholding or deduction by any such Additional Taxing Jurisdiction (or any political subdivision thereof or therein).

5.                                      COVENANT OF COMPLIANCE

The Issuer hereby covenants with the Trustee that it will comply with and perform and observe all the provisions of this Trust Deed which are expressed to be binding on it.  The Conditions shall be binding on the Issuer and the Securityholders.  The Trustee shall be entitled to enforce the obligations of the Issuer under the Securities and the Conditions as if the same were set out and contained in this Trust Deed which shall be read and construed as one document therewith.  The provisions contained in Schedule 3 shall have effect in the same manner as if herein set forth.

6.                                      AMOUNTS DUE TO THE TRUSTEE

In respect of amounts due to the Trustee in its personal capacity under this Trust Deed (including all amounts due pursuant to Clause 11), the Trustee may at any time, at its discretion and without notice, take such proceedings and/or other steps as it may think fit against or in relation to the Issuer to obtain payment of the amounts due.

7.                                     PROCEEDINGS, ACTION AND INDEMNIFICATION

7.1                               Proof of Default

Should the Trustee take legal proceedings against the Issuer to enforce any of the provisions of the Securities or this Trust Deed, proof therein that as regards any specified Security the Issuer has made default in paying any principal or interest payable in respect of such Security shall (unless the contrary be proved) be sufficient evidence that the Issuer has made the like default as regards all other Securities which are then payable.

7.2                               Securityholders’ directions or requests

Upon the occurrence of an Enforcement Event or upon the breach by the Issuer of any of its obligations under this Trust Deed (other than any of its obligation set out in the Conditions), the Trustee may at any time, at its discretion and without further notice, institute such proceedings or take such other action against the Issuer as permitted by Condition 9 to recover any amounts due in respect of the Securities or to enforce any of its obligations under this Trust Deed or the Conditions, but the Trustee shall not be bound to take any such action or proceedings or any other action under this Trust Deed unless:

(a)                                 instructed to do so by Securityholders holding not less than 25% in aggregate principal amount of the outstanding Securities; or

(b)                                 so directed by an Extraordinary Resolution,

subject in each case to it being indemnified and/or secured to its satisfaction against all actions, proceedings, claims and demands to which it may thereby render itself liable and all Liabilities which it may incur by so doing.

7.3                               Enforcement by Trustee only

In accordance with Condition 9.7, no Securityholder shall be entitled to proceed directly against the Issuer unless the Trustee, having become bound as aforesaid so to proceed, fails to do so within a reasonable period and such failure is continuing.

7.4                               Notification to the Trustee

The Issuer shall notify the Trustee in writing immediately upon becoming aware of any action or proceedings to enforce the terms of this Trust Deed and/or the Securities being taken directly against the Issuer by any Securityholder or Securityholders.

8.                                     APPLICATION OF MONEYS RECEIVED BY THE TRUSTEE

8.1                               Declaration of Trust

All moneys received by the Trustee in respect of the Securities or amounts payable under this Trust Deed will be held by the Trustee (subject to the provisions of Clause 8.2 and Clause 8.3) on trust to apply them:

(a)                                 first, in payment of all Liabilities properly incurred by the Trustee or any Appointee (including all amounts payable to it pursuant to Clause 11) in carrying out its functions under this Trust Deed;

(b)                                 secondly, subject to the provisions of Clause 2.4, in payment of any amounts owing in respect of the Securities pari passu and rateably; and

(c)                                  thirdly, in payment of the balance (if any) to the Issuer for itself.

Without prejudice to this Clause 8.1, if the Trustee holds any moneys which represent principal or interest or other sums in respect of Securities which have become void or in respect of which claims have become prescribed under Condition 9, the Trustee will hold such moneys upon the above trusts.

8.2                               Suspense Accounts

Any amount received or recovered by the Trustee (otherwise than as a result of a payment by the Issuer to the Trustee in accordance with Clause 2) in respect of any sum payable by the Issuer under this Trust Deed or the Securities may be placed in a suspense account and kept there for so long as the Trustee thinks fit.

8.3                               Accumulation

If the amount of the moneys at any time available for payment in respect of the Securities under Clause 8.1 is less than 10% of the principal amount of the Securities then outstanding, the Trustee may, at its discretion, invest such moneys. The Trustee may retain such investments and accumulate the resulting income until the investments and the accumulations, together with any other funds for the time being under the control of the Trustee and available for such payment, amount to at least 10% of the principal amount of the Securities then outstanding. The accumulated investments (after deduction of, or provision for, any applicable taxes) will be applied as specified in Clause 8.1. All interest and other income deriving from such investments shall be applied first in payment or satisfaction of all amounts then due and unpaid under Clause 11 to the Trustee and/or any Appointee and otherwise held for the benefit of and paid to the Securityholders.

8.4                               Investment

Any moneys held by the Trustee may be invested in the name or under the control of the Trustee in any investments or other assets in any part of the world whether or not they produce income or by placing the same on deposit in the name or under the control of the Trustee at such bank or other financial institution and in such currency as the Trustee may, in its absolute discretion, think fit. If that bank or institution is the Trustee or a subsidiary, holding or associated company of the Trustee, it shall not be liable to account for interest at a rate greater than that payable by it to an independent customer on a deposit of the type made.  The Trustee may at any time vary any such investments for or into other investments or convert any moneys so deposited into any other currency and shall not be responsible for any resulting loss, whether due to depreciation in value, fluctuation in exchange rates or otherwise.

9.                                      PARTIAL PAYMENTS

Upon any payment under Clause 2.2 or Clause 2.3 (other than (a) a payment which is made in full or (b) a payment which is made in full except to the extent of any withholding or deduction made therefrom for or on account of Taxes or duties as permitted by the Conditions against surrender of a Security), the Security in respect of which such payment is made shall be produced to the Trustee or the Principal Paying and Transfer Agent and the Trustee shall or shall cause the Principal Paying and Transfer Agent to enface thereon a memorandum of the amount paid and the date of such payment, but the Trustee may dispense with such production and enfacement upon such indemnity being given as it shall think sufficient.

10.                               COVENANTS BY THE ISSUER

So long as any of the Securities remains outstanding the Issuer shall:

(a)                                 Conduct: at all times carry on and conduct its affairs, and procure that its subsidiaries carry on and conduct their respective affairs, in a proper manner in accordance with good business practice;

(b)                                 Information: so far as permitted by applicable law, give to the Trustee such information, opinions, certificates and other evidence as it shall require and in such form as it shall require (including, without limitation, the certificates called for by the Trustee pursuant to Clause (e)) for the performance of its functions;

(c)                                  Books of Account: at all times keep, and procure that each of its subsidiaries keeps, proper books of account and, after an Enforcement Event has occurred and at any other time upon reasonable notice being given to the Issuer, allow the Trustee and any person appointed by it to whom the Issuer and/or the relevant subsidiary has no reasonable objection, access to all books of record and account and other relevant records of the Issuer and/or the relevant subsidiary, respectively, at all reasonable times during normal business hours;

(d)                                 Notice of Events: give notice in writing to the Trustee immediately upon becoming aware of the occurrence of any Enforcement Event or any breach of any of the provisions of this Trust Deed or any Change of Control Event, and without waiting for the Trustee to take any further action;

(e)                                  Officer’s Certificate: send to the Trustee, within ten business days of any request by the Trustee and (without the need for any request) at the time of the despatch to the Trustee of its year end consolidated financial statements as provided for in Clause (f) below, and in any event not later than 30 days after its year end consolidated financial statements are published, an Officer’s Certificate (in the form or substantially in the form set out in Schedule 5) certifying that up to a specified date being not more than five days before the date of such certificate (the “Certification Date”), the Issuer and each subsidiary, as applicable, has complied with all the provisions relating to it as specified under this Trust Deed and/or the Conditions (or, if such is not the case, giving details of the circumstances of such non-compliance) and that as at such date there did not exist nor had there existed at any time prior thereto since the Certification Date of the last such certificate (or, in the case of the first such certificate, the date of this Trust Deed), any Enforcement Event or other matter which would affect the Issuer’s ability to perform its obligations hereunder (or, if such is not the case, specifying the same);

(f)                                   Financial Statements etc.: send to the Trustee in the English language (i) as soon as the same become available and in any event no later than 30 days following the publication of the year end consolidated financial statements of the Issuer, two copies of its consolidated financial statements for such year,  audited by an internationally recognised firm of independent auditors and (ii) as soon as the same become available and in any event no later than 30 days following the publication of the semi-annual interim consolidated financial statements of the Issuer, two copies of its consolidated financial statements for such six-month period, subject to a limited review by an internationally recognised firm of independent auditors, together with (iii) two copies in English of every report or other notice, statement or circular issued, or that legally or contractually should be issued, to the members or creditors (or any class of them) of the Issuer generally in their capacity as such at the time of the actual (or legally or contractually required) publication or issue thereof, and procure that the same are made available for inspection by Securityholders at the specified offices of the Paying and Transfer Agents as soon as practicable thereafter;

(g)                                  Further Acts: insofar as is permitted by applicable law, at all times execute and/or do all such further documents, acts and things as may be necessary in the opinion of the Trustee to give effect to this Trust Deed;

(h)                                 Maintenance of Agents: at all times maintain a Registrar, a Principal Paying and Transfer Agent, an Agent Bank and Paying and Transfer Agents in accordance with the Conditions;

(i)                                     Change of Agents: give, or procure that there be given, notice to the Securityholders in accordance with Condition 15 of any appointment, resignation or removal of any Agent (other than the appointment of the initial Agents) or change of any Agent’s specified office and not make any such appointment or removal without the written approval of the Trustee;

(j)                                    Obligations of Agents: observe and comply with its obligations and use all reasonable endeavours to procure that the Agents observe and comply with their obligations under the Paying Agency Agreement and notify the Trustee immediately it becomes aware of any material breach of such obligations, or failure by a Paying and Transfer Agent to comply with such obligations, in relation to the Securities;

(k)                                 Notification of Late Payment: procure the Principal Paying and Transfer Agent to notify the Trustee forthwith in the event that it does not, on or before the date any amount becomes payable in respect of the Securities or any of them, receive unconditionally pursuant to the Paying Agency Agreement payment of a sufficient amount in euros to discharge the amount of moneys payable in respect thereof on such date;

(l)                                     Notification of Unconditional Payment: in the event of the unconditional payment to the Principal Paying and Transfer Agent of any amount payable in respect of the Securities or any of them being made after the date for payment thereof in accordance with the Conditions forthwith give or procure to be given notice to the Securityholders in accordance with Condition 15, that such payment has been made;

(m)                             Notices relating to Optional Deferral:  give or procure to be given: (i) in the event it elects to optionally defer payment of any Scheduled Interest Amounts pursuant to Condition 4.1, an Optional Deferral Notice (as defined in Condition 4.1) to the Trustee (in an Officer’s Certificate) and to the Principal Paying and Transfer Agent, the Registrar and the Securityholders in

accordance with Condition 15, not less than ten business days prior to an Interest Payment Date; (ii) while any Optionally Deferred Interest remains outstanding, notice to the Trustee (in an Officer’s Certificate) and the Securityholders in accordance with Condition 15 as soon as practicable after becoming aware of the occurrence of any of the events specified in Condition 4.1(b); (iii) at least seven business days’ notice to the Trustee, the Principal Paying and Transfer Agent, the Registrar and the Securityholders of its intention to pay any Optionally Deferred Interest in cash pursuant to Condition 4.1(b), specifying the date of such payment; and (iv) in the event that any Optionally Deferred Interest becomes Old Optionally Deferred Interest in accordance with Condition 4.1, notice to the Trustee and the Securityholders in accordance with Condition 15 no later than seven business days thereafter;

(n)                                 Notices relating to Mandatory Deferral:  give or procure to be given not less than five business days prior to any Interest Payment Date, notice of the occurrence of any Mandatory Deferral Event as of the relevant Test Date, and the amount of any available cash proceeds which may be used as provided in Condition 4.2 to pay any Scheduled Interest Amount payable on the following Interest Payment Date to the Trustee (in an Officer’s Certificate in the form or substantially in the form set out in Schedule 6) and to the Agent Bank, the Principal Paying and Transfer Agent, the Registrar and Securityholders in accordance with Condition 15; or, if no Mandatory Deferral Event occurred as of the relevant Test Date, notice to the Trustee (in an Officer’s Certificate in the form or substantially in the form set out in Schedule 6) certifying that no Mandatory Deferral Event occurred as of the relevant Test Date, and setting out the details of the relevant Coverage Ratio and, if so requested by the Trustee, the amount of any Capital Expenditure, EBITDA, ESOP Cashflow, Interest Expense or Taxes Paid;

(o)                                 Notices relating to Equity Funding of Deferred Interest:  in the event that any unpaid Equity Funded Deferred Interest is to be settled by way of the issue, offer or sale of ordinary shares (pursuant to the provisions of Condition 5.2), give or procure to be given notice to the Trustee (in an Officer’s Certificate) and the Securityholders in accordance with Condition 15:

(i)                                     if the Issuer does not have a sufficient amount of authorised ordinary shares available for issue, (x) notice that all or part, as the case may be, of the relevant Equity Funded Deferred Interest cannot be settled for such reason, and (y) promptly following approval and adoption by the shareholders of the Issuer of any resolution relating to the authorisation for issuance of a sufficient amount of ordinary shares to settle such unpaid Equity Funded Deferred Interest, notice of such approval and adoption; or

(ii)                                  in the event of the issue, offer and sale or contribution of Authorised Equity and the payment of the proceeds thereof to the Trustee in accordance with the provisions of Condition 5.2, the amount of such proceeds and the relevant Equity Funded Deferred Interest Settlement Date in respect thereof;

(p)                                 Notices relating to Equity Funded Deferred Interest:  in the event that any Equity Funded Deferred Interest remains unpaid, (i) give or procure to be given to the Trustee (in an Officer’s Certificate) notice of the occurrence of any of the events specified in Conditions 4.3 and 5.4; (ii) give or procure to be given to the Trustee (in an Officer’s Certificate) and the Securityholders in accordance with Condition 15, as soon as practicable after becoming aware thereof, of the occurrence of a Market Disruption Event; and, following the termination or cessation of such Market Disruption Event, notice of such termination or cessation; and (iii) every month following the date on which such Equity Funded Deferred Interest first arose, until the date on which such unpaid Equity Funded Deferred Interest is settled in full, give or procure to be given to the Trustee information on the best endeavours being undertaken by the Issuer to fund such unpaid Equity Funded Deferred Interest;

(q)                                 Listing: use its best endeavours to obtain and maintain the listing of the Securities on the Luxembourg Stock Exchange for as long as any Security is outstanding.  If, however, it is unable to do so, having used such endeavours, or if the maintenance of such listing is agreed by the Trustee to be unduly onerous, the Issuer will instead use its best endeavours promptly to obtain and thereafter to maintain a listing for the Securities on such other stock exchange approved by the Trustee (such approval not to be unreasonably withheld);

(r)                                    Notice to Securityholders: send to the Trustee for its approval (such approval not to be unreasonably withheld), not less than three business days prior to the date on which any such notice is to be given to Securityholders, a copy of each notice to be given to the Securityholders in accordance with Condition 15 and not give such notice without such approval (which approval shall not be unreasonably withheld), and, upon publication, two copies of each such notice (such approval, unless so expressed, not to constitute approval of such notice for the purposes of Section 21 of the Financial Services and Markets Act 2000);

(s)                                   Securities held by the Issuer etc.: send to the Trustee promptly after being so requested by it an Officer’s Certificate setting out the total number and aggregate principal amount outstanding of the Securities which:

(i)                                     up to and including the date of such certificate, have been purchased or redeemed by the Issuer or any of its subsidiaries; and

(ii)                                  at the date of such certificate are held by or on behalf of the Issuer or any of its subsidiaries;

(t)                                    Notification of Early Redemption or Payment: not less than the number of days specified in the relevant Condition prior to the redemption or repayment date in respect of any Security, give to the Trustee notice in writing of the amount of such redemption or repayment pursuant to the Conditions, specify the date fixed for such redemption or prepayment and duly proceed to redeem or repay such Securities accordingly;

(u)                                 Tax Redemption: if the Issuer gives notice to the Trustee that it intends to redeem the Securities pursuant to Condition 6.3, the Issuer shall, prior to giving such notice to the Securityholders, provide such information to the Trustee as the Trustee requires in order to satisfy itself of the matters referred to in such Condition;

(v)                                 Maintaining Current Ratings of the Securities:  furnish, or procure that there is furnished, from time to time, any and all documents, instruments, information and undertakings that may be reasonably necessary in order to maintain the current ratings of the Securities by the Rating Agencies (save that when any such document, instrument, information and/or undertaking is not within the possession or control of the Issuer or is not to be given by the Issuer, the Issuer agrees only to use its best endeavours to furnish, or procure that there is furnished, from time to time any such documents, instruments, information and undertakings as may be reasonably necessary in order to maintain the then current ratings of the Securities by the Rating Agencies);

(w)                               Inspection of Documents:  procure that each of the Paying and Transfer Agents makes available for inspection by Securityholders at its specified office copies of each of the Relevant Documents and the then latest audited balance sheet and profit and loss account of the Issuer;

(x)                                 Clearstream, Luxembourg and Euroclear:  use its best endeavours to procure that Clearstream, Luxembourg and/or Euroclear (as the case may be) issue(s) any certificate or other document called for by the Trustee under Clause 12 as soon as practicable after such request;

(y)                                 Calculation pursuant to the Conditions:  do, or procure that there are done on its behalf, all calculations required pursuant to the Conditions;

(z)                                  Documents in connection with Meetings of Securityholders: from time to time as required or contemplated by this Trust Deed or as requested by the Trustee, make available through the Paying and Transfer Agents or otherwise such documents as may be required by the Securityholders in connection with meetings of Securityholders;

(aa)                          Modifications: prior to making any modification or amendment or supplement to this Trust Deed, procure the delivery of legal opinion(s) as to English and any other relevant law, addressed to the Trustee, dated the date of such modification or amendment or supplement, as the case may be, and in a form acceptable to the Trustee from legal advisers acceptable to the Trustee;

(bb)                          Rule 144A(d)(4): for so long as any of the Securities are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, the Issuer will, during any period in which it is neither subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, nor exempt from the reporting requirements of the Exchange Act pursuant to Rule 12g3-2(b) thereunder, provide to the holder or beneficial owner of such restricted securities or to any prospective purchaser of such restricted securities designated by such holder or beneficial owner, in each case upon the request of such holder, beneficial owner or prospective purchaser, the information required to be provided by Rule 144A(d)(4) under the Securities Act;

(cc)                            Recordation as Subordinated Debt:  record its payment obligations in respect of the Securities as subordinated indebtedness in its financial statements; and

(dd)                          Tax Laws:  in order to comply with applicable tax laws (inclusive of any current and future laws, rules, regulations, intergovernmental agreements and interpretations thereof promulgated by competent authorities) related to this Trust Deed, the Paying Agency Agreement and the Securities in effect from time to time (“Applicable Law”) that a foreign financial institution, the Issuer, the Trustee, the Paying and Transfer Agents or another party is or has agreed to be subject to, the Issuer agrees (i) to provide to the Trustee sufficient information about the parties and/or transactions (including any modification to the terms of such transactions) so the Trustee can determine whether it has tax related obligations under Applicable Law, (ii) that the Trustee shall be entitled to make any withholding or deduction from payments to comply with Applicable Law for which the Trustee shall not have any liability, and (iii) to hold harmless the Trustee for any losses it may suffer due to the actions it takes to comply with Applicable Law.  The terms of this Clause 10(dd) shall survive the termination of this Trust Deed.

11.                               REMUNERATION AND INDEMNIFICATION OF TRUSTEE

11.1                        Normal Remuneration

As from the date of this Trust Deed, the Issuer shall pay to the Trustee as remuneration for its services as trustee, such sum at such rate on such dates in each case as may be agreed between them from time to time.  Such remuneration shall accrue from day to day from the date of this Trust Deed.  However, if any payment to a Securityholder of any moneys payable in respect of any Security is improperly withheld or refused, such remuneration shall continue to accrue as from the date of such withholding or refusal until payment to such Securityholder is duly made.

11.2                        Additional Remuneration

At any time after the occurrence of an Enforcement Event or any breach of the provisions of this Trust Deed, or if the Trustee considers it expedient in the interests of Securityholders, or is requested by the Issuer, to undertake duties which they both agree to be of an exceptional nature or otherwise outside the scope of the normal duties of the Trustee under this Trust Deed, the Issuer shall pay to the Trustee such additional remuneration as shall be agreed between them or, failing such agreement as to any of the matters in this Clause (or as to such sums referred to in Clause 11.1), as determined by a person (acting as an expert) selected by the Trustee and approved in writing by the Issuer or, failing such approval, nominated by the President for the time being of The Law Society of England and Wales. The expenses involved in such nomination and such person’s fee shall be paid by the Issuer. The determination of such person shall be conclusive and binding on the Issuer, the Trustee and the Securityholders.

11.3                        Expenses

Subject to Clause 13 below, the Issuer shall also on demand by the Trustee pay or discharge all Liabilities properly incurred by the Trustee and any Appointee in the preparation and execution of this Trust Deed and the performance of its functions under this Trust Deed including, but not limited to, legal and travelling expenses and any stamp, documentary or other taxes or duties paid by the Trustee in connection with any legal proceedings brought or contemplated by the Trustee against the Issuer to enforce any provision of this Trust Deed or the Securities. Such Liabilities shall:

(a)                                 in the case of payments made by the Trustee before such demand, carry interest from the date of the demand at the rate equal to the Trustee’s cost of funding (as reasonably determined by the Trustee) on the date on which the Trustee made such payments; and

(b)                                 in other cases, carry interest at such rate from 30 days after the date of the demand or (where the demand specifies that payment is to be made on an earlier date) from such earlier date.

11.4                        Indemnity

Subject to Clause 13 below, the Issuer will indemnify the Trustee in respect of all Liabilities paid or properly incurred by it in the fulfilment of its obligations, rights, authorities and discretions under this Trust Deed or by any Appointee in the carrying out its functions in the fulfilment of its obligations under this Trust Deed and against any Liability (including, but not limited to, all Liabilities paid or incurred in disputing or defending any of the foregoing) which any of them may incur or which may be made against any of them arising out of or in relation to or in connection with, its appointment or the exercise of its functions.

11.5                        Claims of the Trustee unaffected

The provisions of Clause 2.4 apply only in respect of amounts payable pursuant to Clauses 2.2 and 2.3, and under any Security, and nothing set out in Clause 2.4. shall affect or prejudice any claim by the Trustee against the Issuer in respect of amounts payable under this Clause.

11.6                        Provisions Continuing

The provisions of Clauses 11.3, 11.4 and 11.5 shall continue in full force and effect in relation to the Trustee even if it may have ceased to be the Trustee in relation to claims which arose during the period of its appointment as Trustee.

11.7                        No withholding

The Issuer hereby further undertakes to the Trustee that all monies payable by the Issuer to the Trustee under this Clause shall be made without set-off, counterclaim, deduction or withholding unless compelled by law in which event the Issuer will pay such additional amounts as will result in the receipt by the Trustee of the amounts which would otherwise have been payable by the Issuer to the Trustee under this Clause in the absence of any such set-off, counterclaim, deduction or withholding.

12.                               SUPPLEMENT TO THE TRUSTEE ACTS

The Trustee shall have all the powers conferred upon trustees by the Trustee Acts and by way of supplement thereto it is expressly declared as follows:

(a)                                 Advice:  The Trustee may act on the advice or opinion of, or any information obtained from, any expert, or a certificate or report or confirmation of the Auditors, or of any accountants, financial advisers, investment banks, lawyers or experts in each case whether or not addressed to the Trustee, and whether their liability in relation thereto is limited (by its terms or by any engagement letter relating thereto entered into by the Trustee or in any other manner) by reference to a monetary cap, methodology or otherwise, whether obtained by certificate or report and shall not be responsible to anyone for any Liability occasioned by so acting.  Any such advice, opinion, information, certificate or report may be sent or obtained by letter, facsimile transmission, e-mail or cable and the Trustee shall not be liable to anyone for acting in good faith on any advice, opinion, information, certificate or report purporting to be conveyed by such means although the same shall contain some error or shall not be authentic.  The Trustee shall be entitled to accept and be entitled to rely on any such advice, opinion, information, certificate or report and, if so relied on, such advice, opinion, information, certificate or report shall be conclusive and binding on the Issuer, the Trustee and the Securityholders in the absence of manifest error.

(b)                                 Trustee to Assume Due Performance:  The Trustee need not notify anyone of the execution of this Trust Deed or do anything to ascertain whether any Enforcement Event or other event, condition or act or breach of the provisions of this Trust Deed, the happening of which would cause a right or remedy to become exercisable by the Trustee under this Trust Deed or Change of Control Event has occurred or to monitor or supervise the performance and observance by the Issuer of its obligations hereunder or under any Relevant Document and, until it has actual knowledge or express notice pursuant to this Trust Deed to the contrary, the Trustee may assume that no such event, condition or act has occurred and that the Issuer is performing all its obligations under this Trust Deed and the Securities.

(c)                                  Resolutions of Securityholders:  The Trustee shall not be liable to any person by reason of having acted upon any Written Resolution or any Extraordinary or other resolution purporting to have been passed at any meeting of Securityholders in respect whereof minutes have been made and signed or any direction or request of Securityholders even though subsequent to its acting it may be found that there was some defect in the constitution of the meeting or the passing of the resolution or (in the case of a Written Resolution) that not all Securityholders had signed the Extraordinary Resolution or (in the case of a direction or request) it was not signed by the requisite number of Securityholders or that for any reason the resolution, direction or request was not valid or binding upon such Securityholders.

(d)                                 Officer’s Certificate:  The Trustee may call for and accept as sufficient evidence of any fact or matter or of the expediency of any act an Officer’s Certificate as to any fact or matter upon which the Trustee may, in the exercise of any of its functions require to be satisfied or have information to the effect that, in the opinion of the persons so certifying, any particular act is expedient and the Trustee need not call for further evidence and shall not be responsible for any Liability that may be occasioned by it or any other person acting on such certificate.

(e)                                  Deposit of Documents:  The Trustee shall be at liberty to hold this Trust Deed and any other documents or to deposit them in any part of the world with any banker or banking company or company whose business includes undertaking the safe custody of documents or lawyer or firm of lawyers considered by it to be of good repute and the Trustee shall not be responsible for or required to insure against any Liability incurred in connection with any such holding or deposit, and may pay all sums required to be paid on account of or in respect of any such deposit.

(f)                                   Custodians/Nominees:  The Trustee may appoint and pay any person to act as a custodian or nominee on any terms in relation to such assets of the trusts constituted by this Trust Deed as the Trustee may determine, including for the purposes of depositing with a custodian this Trust Deed or any document relating to the trusts constituted by this Trust Deed; the Trustee is not obliged to appoint a custodian if the Trustee invests in securities payable to bearer.

(g)                                  Discretion of Trustee:  Save as expressly otherwise provided in this Trust Deed, the Trustee shall have absolute and uncontrolled discretion as to the exercise or non-exercise of its trusts, powers, authorities and discretions under this Trust Deed (the exercise or non-exercise of which as between the Trustee and the Securityholders shall be conclusive and binding on the Securityholders) and shall not be responsible for any Liability which may result from their exercise or non-exercise, and in particular the Trustee shall not be bound to act at the request or direction of the Securityholders or otherwise under any provision of this Trust Deed or to take at such request or direction or otherwise any other action under any provision of this Trust Deed unless it shall first be indemnified and/or secured to its satisfaction against all Liabilities to which it may render itself liable or which it may incur by so doing.

(h)                                 Agents:  Whenever it considers it expedient in the interests of the Securityholders, the Trustee may, in the conduct of its trust business, instead of acting personally, employ and pay an agent selected by it, whether or not a lawyer or other professional person, to transact or conduct, or concur in transacting or conducting, any business and to do or concur in doing all acts required to be done by the Trustee (including the receipt and payment of money).

(i)                                     Delegation:  Whenever it considers it expedient in the interests of the Securityholders, the Trustee may delegate to any person and on any terms (including power to sub-delegate) all or any of its functions provided that the Trustee may not delegate the right to determine whether an Enforcement Event has occurred unless prior to such delegation the Trustee provides to the Issuer confirmation in writing that the Trustee has been advised by its legal advisers that it should delegate that right (with or without any other rights, trusts, powers, authorities and discretions) to another person or fluctuating body of persons because of a conflict of interest or possible conflict of interest and/or other similar circumstances which the Trustee might face, or be subjected to, as the trustee of this Trust Deed if it were not to delegate that right.

(j)                                    Forged Securities:  The Trustee shall not be liable to any person by reason of having accepted as valid or not having rejected any Security purporting to be such and subsequently found to be forged or not authentic.

(k)                                 Responsibility for Appointees:  If the Trustee exercises reasonable care in selecting any Appointee appointed under this Clause, it will not have any obligation to supervise such Appointee or be responsible for any Liability incurred by reason of the misconduct of such Appointee, or the default or misconduct or default of any substitute appointed by such Appointee.

(l)                                     Confidentiality:  The Trustee shall not (unless and to the extent ordered so to do by a court of competent jurisdiction) be required to disclose to any Securityholder any information (including, without limitation, information of a confidential, financial or price sensitive nature) made available to the Trustee by the Issuer or any other person in connection with this Trust Deed and no Securityholder shall be entitled to take any action to obtain from the Trustee any such information.

(m)                             Determinations Conclusive:  The Trustee may determine all questions and doubts arising in relation to any of the provisions of this Trust Deed. Every such determination, whether or not relating in whole or in part to the acts or proceedings of the Trustee, shall be conclusive and shall bind the Trustee and the Securityholders.

(n)                                 Breach of Provisions of the Trust Deed:  The Trustee may determine whether or not any breach by the Issuer of any provision of this Trust Deed is in its opinion capable of remedy and/or whether or not any event is in its opinion materially prejudicial to the interests of the Securityholders. Any such determination will be conclusive and binding upon the Issuer and the Securityholders.

(o)                                 Currency Conversion:  Where it is necessary or desirable for any purpose in connection with this Trust Deed or the Conditions to convert any sum from one currency to another, it shall (unless otherwise provided herein or required by law) be converted at such rate or rates, in accordance with such method and as at such date, as may be specified by the Trustee but having regard to current rates of exchange.  Any rate, method and date so specified shall be binding on the Issuer and the Securityholders.

(p)                                 Payment for and Delivery of Securities:  The Trustee shall not be responsible for the receipt or application by the Issuer of the proceeds of the issue of the Securities, the exchange of the interests between the Securities represented by any Global Certificate or the delivery of any Global Certificate or Definitive Certificate to the person(s) entitled to it or them.

(q)                                 Securities held by the Issuer, etc.:  Unless notified to the contrary, the Trustee shall be entitled to assume without enquiry (other than requesting a certificate pursuant to Clause 10(s)) that no Securities are held by, for the benefit of, or on behalf of, the Issuer or any of its subsidiaries.

(r)                                    Legal opinions:  The Trustee shall not be responsible to any person for failing to request, require or receive any legal opinion relating to the Securities or for checking or commenting upon the content of any such legal opinion.

(s)                                   Interests of Securityholders:  In connection with the exercise or performance by it of any right, power, trust, authority, duty or discretion under or in relation to this Trust Deed (including, without limitation, any modification, waiver, authorisation of any breach or proposed breach of any of the Conditions or this Trust Deed), the Trustee shall have regard to the general interests of the Securityholders  (whatever their number) as a class and shall not have regard to any interests arising from circumstances particular to individual Securityholders (whatever their number) and, in particular but without limitation, shall not have regard to the consequences of any such exercise or performance for individual Securityholders resulting from their being for any purpose domiciled or resident in, or otherwise connected with, or subject to the jurisdiction of, any particular territory or any political sub-division thereof and the Trustee shall not be entitled to require, nor shall any Securityholder be entitled to claim, from the Issuer, the Trustee or any other person, any indemnification or payment in respect of any tax consequence of any such exercise upon individual Securityholders except to the extent already provided for in Condition 8 and/or any undertaking given in addition thereto or in substitution therefor under this Trust Deed.

(t)                                    Consents and Approvals:  Any consent or approval given by the Trustee for the purposes of this Trust Deed may be given on such terms and subject to such condition (if any) as the Trustee thinks fit, and notwithstanding anything to the contrary in this Trust Deed may be given retrospectively.  The Trustee may give any consent or approval, exercise any power, authority or discretion or take any similar action (whether or not such consent, approval, power, authority, discretion or action is specifically referred to in this Trust Deed) if it is satisfied that the interests of the Securityholders will not be materially prejudiced thereby. For the avoidance of doubt, the Trustee shall not have any duty to the Securityholders in relation to such matters other than that which is contained in the preceding sentence.

(u)                                 Reliance of Certification of Clearing System:  The Trustee may call for any certificate or other document to be issued by Clearstream, Luxembourg, or Euroclear or any other relevant clearing system as to the principal amount of Securities represented by a Global Certificate standing to the account of any person. Any such certificate or other document shall, in the absence of manifest error, be conclusive and binding for all purposes.  Any such certificate or other document may comprise any form of statement or print out of electronic records provided by the relevant clearing system (including Euroclear’s EUCLID or Clearstream, Luxembourg’s Cedcom system) in accordance with its usual procedures and in which the holder of a particular principal amount of Securities is clearly identified together with the amount of such holding.  The Trustee shall not be liable to any person by reason of having accepted as valid or not having rejected any certificate or other document to such effect purporting to be issued by Clearstream, Luxembourg or Euroclear and subsequently found to be forged or not authentic.

(v)                                 Right to Deduct or Withhold:  Notwithstanding anything contained in this Trust Deed, to the extent required by any applicable law, if the Trustee is or will be required to make any deduction or withholding from any distribution or payment made by it hereunder or if the Trustee is or will be otherwise charged to, or is or may become liable to, tax as a consequence of performing its duties hereunder whether as principal, agent or otherwise, and whether by reason of any assessment, prospective assessment or other imposition of liability to taxation of whatsoever nature and whensoever made upon the Trustee, and whether in connection with or arising from any sums received or distributed by it or to which it may be entitled under this Trust Deed (other than in connection with its remuneration as provided for herein) or any investments or deposits from time to time representing the same, including any income or gains arising therefrom or any action of the Trustee in connection with the trusts of this Trust Deed (other than the remuneration herein specified) or otherwise, then the Trustee shall be entitled to make such deduction or withholding or, as the case may be, to retain out of sums received by it an amount sufficient to discharge any liability to tax which relates to sums so received or distributed or to discharge any such other liability of the Trustee to tax from the funds held by the Trustee upon the trusts of this Trust Deed.  The Trustee shall pay such sums over to the appropriate taxing authority within the period of time required by applicable law.

(w)                               Responsibility for Statements etc.:  The Trustee shall not be responsible for, or for investigating any matter which is the subject of, any recital, statement, representation, warranty or covenant of any person contained in this Trust Deed or any other agreement or document relating to the transactions contemplated in this Trust Deed or under such other agreement or document.

(x)                                 Professional Charges:  Any Trustee of this Trust Deed being a lawyer, accountant, broker or other person engaged in any profession or business shall be entitled to charge and be paid all usual professional and other charges for business transacted and acts done by him or his firm in connection with the trusts of this Trust Deed, and also his proper charges in addition to disbursements for all other work and business done and all time spent by him or his firm in connection with matters arising in connection with this Trust Deed.

(y)                                 Not Bound to Act:  The Trustee shall not be bound to take any action in connection with this Trust Deed or any obligations arising pursuant hereto, including, without prejudice to the generality of the foregoing, forming any opinion or employing any financial adviser, where it is not satisfied that it will be indemnified against all Liabilities which may be incurred in connection with such action, and may demand prior to taking any such action that there be paid to it in advance such sums as it considers (without prejudice to any further demand) shall be sufficient so to indemnify it.

(z)                                  Compliance:  No provision of this Trust Deed shall require the Trustee to do anything which may (i) be illegal or contrary to applicable law or regulation; or (ii) cause it to expend or risk its own funds or otherwise incur any Liability in the performance of any of its duties or in the exercise of any of its rights, powers or discretions, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or Liability is not assured to it.

(aa)                          No Responsibility for Rating:  The Trustee shall have no responsibility whatsoever to the Issuer, any Securityholder or any other person for the maintenance of or failure to maintain any rating of any of the Securities by any rating agency.

(bb)                          Reliance on Information relating to Meetings: The Trustee may rely without further investigation on (i) an Officer’s Certificate and/or (ii) the confirmation, opinion, certificate, advice or any other information obtained from any lawyer, consultant or other expert the Trustee deems appropriate regarding any matter governing the procedure for calling and holding a meeting. The Trustee shall be entitled at any time to obtain and rely on such legal advice as it may deem necessary in respect of all applicable laws and regulations governing the procedure for calling and holding any meeting, and the Trustee shall not be responsible for any delay occasioned in obtaining such advice, and all proper costs and expenses incurred for such legal advice shall be borne by the Issuer upon respect of proper evidence thereof.

13.                               TRUSTEE’S LIABILITY

Section 1 of the Trustee Act 2000 shall not apply to the duties of the Trustee in relation to the trusts contained in this Trust Deed, provided that if the Trustee fails to show the degree of care and diligence required of it as Trustee having regard to the provisions of this Trust Deed conferring on it any powers, authorities or discretions, nothing in this Trust Deed shall relieve or indemnify it from or against any liability which by virtue of any rule of law would otherwise attach to it in respect of any negligence, wilful default or fraud of which it may be guilty in relation to its duties hereunder.

Where there are any inconsistencies between the Trustee Acts and the provisions of this Trust Deed, the provisions of this Trust Deed shall, to the extent allowed by law, prevail and, in the case of any such inconsistency with the Trustee Act 2000, the provisions of this Trust Deed shall constitute a restriction or exclusion for the purposes of that Act.

The powers conferred upon the Trustee by this Trust Deed shall be in addition to any powers which may from time to time be vested in the Trustee by general law or as a holder of any of the Securities.

14.                               TRUSTEE ENTERING INTO CONTRACTS

Neither the Trustee, nor any director or officer of a corporation acting as Trustee under this Trust Deed, whether acting for itself or in any other capacity shall, by reason of its or his fiduciary position, be in any way precluded from entering into or being interested in any contract or financial or other transaction or arrangement with the Issuer and/or any of its subsidiaries or associated companies, from accepting or holding the trusteeship of any other trust deed constituting or securing any other securities issued by or relating to or the trusteeship of any shares in the Issuer or any such person or company as aforesaid, or any other office of profit under the Issuer or any such person or company as aforesaid or from becoming the owner of, or acquiring any interest in, or holding, or disposing, of any Securities or ordinary shares or securities of the Issuer or any such person or company as aforesaid and shall be entitled (a) to exercise and enforce its rights, comply with its obligations and perform its duties, under or in relation to any such transactions, any such trusteeship or, as the case may be, such Securities, ordinary shares or securities, in each case with the same rights as it would have had if the Trustee were not the Trustee and (b) to retain and shall not be in any way liable to account for any profit made or share of brokerage or commission or remuneration or other amount or benefit received thereby or in connection therewith.

15.                               WAIVER AND MODIFICATION

15.1                        Waiver, Authorisation and Determination

The Trustee may, without the consent of  Securityholders and without prejudice to its rights in respect of any subsequent breach, from time to time and at any time, but only and in so far as in its opinion the interests of the Securityholders shall not be materially prejudiced thereby, on such terms and subject to such conditions as to it shall seem fit and proper, waive or authorise any breach, continuing breach or proposed breach by the Issuer of any of the covenants or provisions contained in this Trust Deed, or determine that any condition, event or act which constitutes, or which with the giving of notice and/or the lapse of time would constitute an Enforcement Event shall not be treated as such for the purposes of this Trust Deed provided always that the Trustee shall not exercise any powers conferred on it by this Clause 15 in contravention of any express direction given by Extraordinary Resolution or by request in writing made by the holders of not less than 25% in aggregate principal amount of Securities then outstanding, but so that no such direction shall affect any waiver, authorisation or determination previously given or made, or so as to authorise or waive any such breach or proposed breach relating to any of the matters the subject of the Reserved Matters as specified and defined in Schedule 4.  Any such waiver, authorisation or determination shall be binding on the Securityholders and, if the Trustee so requires, shall be notified to the Securityholders as soon as practicable in accordance with Condition 15.

15.2                        Modification

The Trustee may without, the consent of the Securityholders from time to time and at any time concur with the Issuer in making any modification to this Trust Deed or the Securities or any of the Relevant Documents or any documents supplemental hereto or thereto which in the opinion of the Trustee (a) is of a formal, minor or technical nature or is made to correct a manifest error and (b) any other modification (except in relation to the Reserved Matters set out in Schedule 4 hereto) which is not, in its opinion, materially prejudicial to the interests of the Securityholders.  Any such modification shall be binding upon the Securityholders and if the Trustee so requires, shall be notified by the Issuer to the Securityholders as soon as practicable in accordance with Condition 15.

16.                               CURRENCY INDEMNITY

16.1                        Currency of Account and Payment

Euro is the sole currency of account and payment for all sums payable by the Issuer under or in connection with this Trust Deed and the Securities, including damages.

16.2                        Extent of Discharge

An amount received or recovered in a currency other than euro (whether as a result of, or of the enforcement of, a judgment or order of a court of any jurisdiction, in the insolvency, winding-up or dissolution of the Issuer or otherwise), by the Trustee or any Securityholder in respect of any sum expressed to be due to it from the Issuer shall only discharge the Issuer to the extent of the euro amount that the recipient is able to purchase with the amount so received or recovered in that other currency on the date of that receipt or recovery (or, if it is not practicable to make that purchase on that date, on the first date on which it is practicable to do so).  If the euro amount so received or recovered is less than euro amount expressed to be due to the recipient under this Trust Deed or the Securities, the Issuer shall indemnify such recipient against any loss sustained by it as a result. In any event, the Issuer shall indemnify the recipient against the cost of making any such purchase.

16.3                        Indemnities Separate

The indemnities in this Clause constitute separate and independent obligations from the other obligations in this Trust Deed, shall give rise to separate and independent causes of action, shall apply irrespective of any indulgence granted by the Trustee and/or any Securityholder and shall continue in full force and effect despite any judgment, order, claim or proof for a liquidated amount in respect of any sum due under this Trust Deed and/or the Securities or any other judgment or order. Any such Liability as referred to in this Clause 16 shall be deemed to constitute a Liability constituted by the Trustee and the Securityholders and no proof or evidence of any actual Liability shall be required by the Issuer or its liquidator or liquidators.

17.                               APPOINTMENT, RETIREMENT AND REMOVAL OF THE TRUSTEE

17.1                        Appointment

The Issuer shall have the power to appoint a new Trustee but no person shall be appointed who shall not previously have been approved by an Extraordinary Resolution. One or more persons may hold office as Trustee or Trustees but such Trustee or Trustees shall be or include a Trust Corporation. Whenever there shall be more than two Trustees of this Trust Deed the majority of such Trustees shall be competent to execute and exercise all or any of the Trustee’s functions.

17.2                        Appointment of separate or co-trustees

Notwithstanding the provisions of Clause 17.1, the Trustee may by notice in writing to the Issuer (but without the consent of the Issuer or the Securityholders), appoint any person to act either as a separate trustee or as a co-trustee jointly with the Trustee:

(a)                                 if the Trustee considers such appointment to be in the interests of the Securityholders; or

(b)                                 for the purposes of conforming to any legal requirements, restrictions or conditions in any jurisdictions in which any particular act or acts is or are to be performed; or

(c)                                  for the purposes of obtaining a judgment in any jurisdiction or the enforcement in any jurisdiction of either a judgment already obtained or any of the provisions of this Trust Deed against the Issuer.

Subject to the provisions of this Trust Deed the Trustee may confer on any person so appointed such functions as it thinks fit. The Trustee may by written notice to the Issuer and that person remove that person. At the Trustee’s request, the Issuer shall forthwith do all things as may be required to perfect such appointment or removal and it irrevocably appoints the Trustee as its attorney in its name and on its behalf to do so.

17.3                        Retirement and removal

The Trustee may retire at any time on giving not less than 60 days’ prior written notice to the Issuer without assigning any reason and without being responsible for any costs occasioned by such retirement and the Securityholders shall have the power exercisable by Extraordinary Resolution to remove any Trustee, provided that in the event of the only trustee of this Trust Deed which is a Trust Corporation giving notice or being removed under this Clause, the retirement or removal of such sole Trust Corporation shall not become effective until a new Trust Corporation is appointed. If a sole Trust Corporation gives notice of retirement or an Extraordinary Resolution is passed for its removal, the Issuer shall use all reasonable endeavours to procure that another Trust Corporation be appointed as Trustee. If in such circumstances no appointment of a new Trustee has become effective within 60 days of the date of such notice or Extraordinary Resolution, the Trustee shall be entitled to appoint a Trust Corporation as trustee of this Trust Deed.

17.4                        Merger

Any corporation into which the Trustee may be merged or converted, any corporation with which the Trustee may be consolidated or amalgamated, or any corporation resulting from any merger, amalgamation, conversion or consolidation to which the Trustee shall be a party, any corporation to which the Trustee shall sell or otherwise transfer all or substantially all of its assets or any corporation to which the Trustee shall sell or otherwise transfer all or substantially all of its corporate trust business, shall, to the extent permitted by applicable law and provided that such corporation shall be otherwise qualified and eligible under this Clause, be the successor Trustee under this Trust Deed  without the execution or delivery of any papers or any further act on the part of the parties hereto whereupon the Issuer and such successor shall acquire and become subject to the same rights and obligations between themselves as if they had entered into a trust deed in the same form mutatis mutandis of this Trust Deed. Notice of any such merger, amalgamation, conversion, consolidation, sale or transfer shall forthwith be given by the Trustee to the Issuer and, as soon as practicable, to the Securityholders in accordance with Condition 15.

18.                              MEETINGS

18.1                        Meetings of Securityholders

For the purposes of paragraph 4 of Schedule 4 to this Trust Deed, the Issuer shall, at the request of the Trustee, convene a meeting of the Securityholders.

18.2                        Notification to the Trustee

The Issuer shall notify the Trustee in writing immediately upon becoming aware of any action or proceedings to enforce the terms of this Trust Deed and/or the Securities being taken directly against the Issuer by any Securityholder or Securityholders.

19.                               NOTES HELD IN CLEARING SYSTEMS

So long as any Global Certificate is, or any Securities represented by a Global Certificate are, held on behalf of a clearing system, in considering the interests of Securityholders, the Trustee may have regard to any information provided to it by such clearing system or its operator as to the identity (either individually or by category) of its accountholders or participants with entitlements to any such Global Certificate or the Securities and may consider such interests on the basis that such accountholders or participants were the holder(s) thereof.

20.                               NOTICES

Any communication shall be by letter or facsimile transmission as follows:

to the Issuer:

International Game Technology PLC

70 Chancery Lane

London WC2A 1AF

England

Attention:	General Counsel
Tel:	+44 (0)203 131 0300
Fax:	+44 (0)203 131 0301

to the Trustee:

BNYM Mellon Corporate Trustee Services Limited

One Canada Square

London E14 5AL

England

Attention:	Trustee Administration Manager - International Game Technology PLC
Fax:	+44 207 964 2509,

or to such other details as a party may notify in writing to the other party from time to time.

Any such communication will take effect, in the case of delivery, at the time of delivery or, in the case of facsimile transmission, at the time of despatch, provided that any such notice or other communication which would otherwise take effect after 4.00 p.m. on any particular day shall not take effect until 10.00 a.m. on the immediately succeeding business days in the place of the addressee.

21.                               GOVERNING LAW AND SUBMISSION TO JURISDICTION

21.1                        Governing Law

This Trust Deed and all non-contractual obligations arising from or connected with it are governed by, and shall be construed in accordance with, English law.

21.2                        Jurisdiction

The Issuer irrevocably agrees for the benefit of the Trustee and the Securityholders that the courts of England are to have non-exclusive jurisdiction to settle any disputes which may arise out of or in connection with this Trust Deed, and accordingly any legal action or proceedings arising out of or in connection with this Trust Deed or the Securities may be brought in such courts. The Issuer irrevocably submits to the jurisdiction of such courts and waives any objection to Proceedings in such courts on the ground of venue or on the ground that the Proceedings have been brought in an inconvenient or inappropriate forum. This submission shall not limit the right of the Trustee and the Securityholders to take any Proceedings against the Issuer in any other court of competent jurisdiction or concurrent Proceedings in any number of jurisdictions.

22.                              COUNTERPARTS

This Trust Deed and any trust deed supplemental hereto may be executed and delivered in any number of counterparts, all of which, taken together, shall constitute one and the same deed and any party to this Trust Deed or any trust deed supplemental hereto may enter into the same by executing and delivering a counterpart.

IN WITNESS whereof this Trust Deed has been executed by the Issuer and the Trustee and entered into the day and year first above written.

SCHEDULE 1
FORMS OF GLOBAL CERTIFICATES

PART 1
FORM OF UNRESTRICTED GLOBAL CERTIFICATE

Common Code: 025409566	ISIN: XS0254095663

INTERNATIONAL GAME TECHNOLOGY PLC

(Incorporated under the laws of England and Wales)

UNRESTRICTED GLOBAL CERTIFICATE
representing up to
€750,000,000 Subordinated Interest-Deferrable Capital Securities due 2066

The issue was approved by resolution of the Board of Directors of GTECH S.p.A. (formerly known as Lottomatica S.p.A.), a società per azioni incorporated under the laws of the Republic of Italy (“GTECH”), on 27 April 2006 (and registered at the company register in Rome on 5 May 2006). An offering circular dated 10 May 2006 was prepared by GTECH in connection with the issue and sale of the Securities.

The Securities in respect of which this Unrestricted Global Certificate is issued form part of the series designated as specified in the title (the “Securities”) of International Game Technology PLC, a public limited company incorporated in England and Wales with company number 09127533 (the “Issuer”), as successor by merger to GTECH.

The Issuer hereby certifies that The Bank of New York Depository (Nominees) Limited is, at the date hereof, entered in the Register as the holder of Securities in the principal amount of

€[•]

([•] euros)

or such other amount as is shown on the register of Securityholders as being represented by this Unrestricted Global Certificate and is duly endorsed (for information purposes only) in the third column of Schedule A to this Unrestricted Global Certificate. For value received, the Issuer promises to pay the person who appears at the relevant time on the register of Securityholders as holder of the Securities in respect of which this Unrestricted Global Certificate is issued, such amount or amounts as shall become payable from time to time in respect of such Securities and otherwise to comply with the Conditions referred to below.

The Securities are constituted by a Trust Deed dated 17 May 2006, as supplemented by a first supplemental trust deed on 3 April 2015 and as further supplemented, amended and restated from time to time (the “Trust Deed”) between the Issuer and BNY Mellon Corporate Trustee Services Limited (as successor to J.P. Morgan Corporate Trustee Services Limited) as trustee (the “Trustee”) and are subject to the Trust Deed and the terms and conditions (the “Conditions”) set out in Schedule B hereto and as modified by the provisions of this Unrestricted Global Certificate. Terms defined in the Trust Deed have the same meaning when used herein.

This Unrestricted Global Certificate is evidence of entitlement only.

Title to the Securities passes only on due registration of Securityholders and only the duly registered holder is entitled to payments on Securities in respect of which this Unrestricted Global Certificate is issued.

The statements set out in the legend above are an integral part of the Security or Securities in respect of which this Unrestricted Global Certificate is issued and by acceptance hereof each holder or beneficial owner of the Securities evidenced by this Unrestricted Global Certificate or any owner of an interest in such Securities agrees to be subject to and bound by the terms of such legend.

The Conditions are modified as follows in so far as they apply to the Securities represented by this Unrestricted Global Certificate.

Exchange

Owners of beneficial interests in the Securities in respect of which this Unrestricted Global Certificate is issued will be entitled to have title to the Securities registered in their names and to receive individual definitive registered certificates (“Definitive Certificates”) if (a) either Euroclear or Clearstream, Luxembourg (or any other clearing system as shall have been designated by the Issuer and approved by the Trustee on behalf of which the Securities evidenced by this Unrestricted Global Certificate may be held) is closed for business for a continuous period of 14 days (other than by reason of holidays, statutory or otherwise) or announces an intention permanently to cease business or does in fact do so or notifies the Issuer that it is no longer willing or able to act as a depositary for this Unrestricted Global Certificate and a successor depositary is not appointed by the Issuer within 120 days of such notice, or (b) there shall have occurred and be continuing an Enforcement Event or (c) instructions have been given for the transfer of an interest in the Securities evidenced by this Unrestricted Global Certificate to a person who would otherwise take delivery thereof in the form of an interest in the Securities evidenced by the Restricted Global Certificate where the Restricted Global Certificate has been exchanged for Definitive Certificates.

In such circumstances, the Issuer will cause sufficient Definitive Certificates to be executed and delivered to the Registrar for completion, authentication and despatch to the relevant Securityholders within 21 days following a request therefor by the holder of this Unrestricted Global Certificate. A person with an interest in the Securities represented by this Unrestricted Global Certificate must provide the Registrar with (i) a written order containing instructions and other such information as the Issuer and the Registrar may require to complete, execute and deliver such individual Definitive Certificates and (ii) a certificate to the effect that (other than in the case of (c) above) such person is not transferring its interest in this Unrestricted Global Certificate.

Meetings

At any meeting of the Securityholders the holder hereof shall be treated as having one vote in respect of each €1,000 principal amount of Securities represented by this Unrestricted Global Certificate. The Trustee may allow to attend and speak (but not to vote) at any meeting of Securityholders any accountholder (or the representative of any such person) of a clearing system with an interest in the Securities represented by this Unrestricted Global Certificate on confirmation of entitlement and proof of his identity.

Redemption at the Option of the Issuer

The option of the Issuer provided for in Conditions 6.2, 6.3 and 6.4 shall be exercised by the Issuer giving notice to the Securityholders within the time limits set out in, and containing the information required by, those Conditions.

Trustee’s Powers

In considering the interests of Securityholders the Trustee may, to the extent it considers it appropriate to do so in the circumstances, (a) have regard to such information as may have been made available to it by or on behalf of the relevant clearing system or its operator as to the identity of its accountholders (either individually or by way of category) with entitlements in respect of Securities and (b) consider such interests on the basis that such accountholders were the holders of the Securities represented by this Unrestricted Global Certificate.

Enforcement

For the purposes of enforcement of the provisions of the Trust Deed against the Trustee, the persons named in a certificate of the holder of the Securities represented by this Unrestricted Global Certificate shall be recognised as the beneficiaries of the trusts set out in the Trust Deed to the extent of the principal amount of their interest in the Securities set out in the certificate of the holder as if they were themselves the holders of Securities in such principal amounts.

Purchase and Cancellation

Cancellation of any Security following its purchase will be effected by reduction in the principal amount of the Securities in the Register.

Payments

Payments of principal in respect of Securities represented by this Unrestricted Global Certificate will be made against presentation and, if no further payment falls to be made in respect of the Securities, surrender of this Unrestricted Global Certificate to or to the order of the Principal Paying and Transfer Agent or such other Paying and Transfer Agent as shall have been notified to the holder of this Unrestricted Global Certificate for such purpose.

Transfers

Transfers of interests in the Securities represented by this Unrestricted Global Certificate for interests in the Restricted Global Certificate shall be made in accordance with the Paying Agency Agreement and in accordance with the operating procedures of the relevant clearing system.

Notices

So long as Securities are represented by this Unrestricted Global Certificate and this Unrestricted Global Certificate is held on behalf of Euroclear or Clearstream, Luxembourg, notices to the holders of such Securities may be given by delivery of the relevant notice to the relevant clearing system for communication by it to entitled accountholders in substitution for notification as required by the Conditions.

This Unrestricted Global Certificate shall not be valid for any purpose until authenticated by or on behalf of the Registrar.

This Unrestricted Global Certificate and any non-contractual obligations arising out of or in connection with it are governed by, and shall be construed in accordance with, English law.

In Witness whereof the Issuer has caused this Unrestricted Global Certificate to be signed manually or in facsimile on its behalf.

Dated [•]

INTERNATIONAL GAME TECHNOLOGY PLC

By:

Authorised Director

Certificate of Authentication

Certified by or on behalf of the Registrar that the above-named holder is at the date hereof entered in the Register as holder of the above-mentioned principal amount of Securities.

THE BANK OF NEW YORK MELLON (LUXEMBOURG) S.A. (as successor to J.P. Morgan Bank Luxembourg S.A.)

(as Registrar)

By:

Authorised Signatory

Dated:

SCHEDULE A

SCHEDULE OF INCREASE OR REDUCTION IN PRINCIPAL AMOUNT OF

THE SECURITIES REPRESENTED BY THIS UNRESTRICTED GLOBAL CERTIFICATE

The following increases or reductions in the principal amount of the Securities represented by this Unrestricted Global Certificate have been made as a result of (i) redemption or purchase and cancellation of Securities or (ii) transfer of Securities (including transfers of interests between the Global Certificates):

Date of Redemption/ Purchase and cancellation /Transfer (stating which)	Amount of increase or decrease in principal amount of Securities represented by this Unrestricted Global Certificate	Principal amount of Securities represented by this Unrestricted Global Certificate following such increase or decrease	Notation made by or on behalf of the Principal Paying and Transfer Agent or other Paying and Transfer Agent

SCHEDULE B

[TERMS AND CONDITIONS TO BE ATTACHED]

PART 2
FORM OF RESTRICTED GLOBAL CERTIFICATE

THE RESTRICTED SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND MAY NOT BE OFFERED, SOLD, ENCUMBERED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT (1) IN THE UNITED STATES IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A PERSON THAT IS (A) A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A) OR A PURCHASER THAT THE SELLER AND ANY PERSON ACTING ON THE SELLER’S BEHALF REASONABLY BELIEVE IS A QUALIFIED INSTITUTIONAL BUYER, IN EACH CASE PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, AND (B) AWARE THAT THE OFFER, SALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (IN WHICH CASE ADDITIONAL TRANSFER RESTRICTIONS MAY APPLY), (2) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS AND SUBJECT TO THE RIGHT OF THE ISSUER AND THE TRUSTEE PRIOR TO ANY SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER PURSUANT TO CLAUSES (2) OR (4) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION REASONABLY SATISFACTORY TO EACH OF THEM.  EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.  EACH HOLDER AND BENEFICIAL OWNER, BY ITS ACCEPTANCE OF THE RESTRICTED SECURITIES EVIDENCED HEREBY, REPRESENTS THAT IT UNDERSTANDS AND AGREES TO THE FOREGOING RESTRICTIONS AND THAT NO REPRESENTATION CAN BE MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALES OF THIS RESTRICTED GLOBAL CERTIFICATE AND AGREES THAT IT WILL NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO ABOVE.

THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF (A) THE TRANSFER OF THE RESTRICTED SECURITIES EVIDENCED HEREBY PURSUANT TO CLAUSE (3) ABOVE OR (B) THE DATE WHICH IS TWO YEARS AFTER THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF SUCH SECURITIES, OR ANY SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) UNDER THE SECURITIES ACT.

Common Code: 025409574	ISIN: XS0254095747

INTERNATIONAL GAME TECHNOLOGY PLC
(Incorporated under the laws of England and Wales)

RESTRICTED GLOBAL CERTIFICATE
representing up to
€750,000,000 Subordinated Interest-Deferrable Capital Securities due 2066

The issue was approved by resolution of the Board of Directors of GTECH S.p.A. (formerly known as Lottomatica S.p.A.), a società per azioni incorporated under the laws of the Republic of Italy (“GTECH”), on 27 April 2006 (and registered at the company register in Rome on 5 May 2006). An offering circular dated 10 May 2006 was prepared by GTECH in connection with the issue and sale of the Securities.

The Securities in respect of which this Restricted Global Certificate is issued form part of the series designated as specified in the title (the “Securities”) of International Game Technology PLC, a public limited company incorporated in England and Wales with company number 09127533 (the “Issuer”), as successor by merger to GTECH.

The Issuer hereby certifies that The Bank of New York Depository (Nominees) Limited is, at the date hereof, entered in the Register as the holder of Securities in the principal amount of

€[•]

([•] euros)

or such other amount as is shown on the register of Securityholders as being represented by this Restricted Global Certificate and is duly endorsed (for information purposes only) in the third column of Schedule A to this Restricted Global Certificate. For value received, the Issuer promises to pay the person who appears at the relevant time on the register of Securityholders as holder of the Securities in respect of which this Restricted Global Certificate is issued, such amount or amounts as shall become due and payable from time to time in respect of such Securities and otherwise to comply with the Conditions referred to below.

The Securities are constituted by a Trust Deed dated 17 May 2006 (the “Trust Deed”), as supplemented by a first supplemental trust deed on 3 April 2015 and as further supplemented, amended and restated from time to time between the Issuer and BNY Mellon Corporate Trustee Services Limited (as successor to J.P. Morgan Corporate Trustee Services Limited) as trustee (the “Trustee”) and are subject to the Trust Deed and the terms and conditions (the “Conditions”) set out in Schedule B hereto, as modified by the provisions of this Restricted Global Certificate. Terms defined in the Trust Deed have the same meaning when used herein.

This Restricted Global Certificate is evidence of entitlement only.

Title to the Securities passes only on due registration of Securityholders and only the duly registered holder is entitled to payments on Securities in respect of which this Restricted Global Certificate is issued.

The statements set out in the legend above are an integral part of the Security or Securities in respect of which this Restricted Global Certificate is issued and by acceptance hereof each holder or beneficial owner of the Securities evidenced by this Restricted Global Certificate or any owner of an interest in such Securities agrees to be subject to and bound by the terms of such legend.

The Conditions are modified as follows in so far as they apply to the Securities represented by this Restricted Global Certificate is issued.

Exchange

Owners of beneficial interests in the Securities in respect of which this Restricted Global Certificate is issued will be entitled to have title to the Securities registered in their names and to receive individual definitive certificates (“Definitive Certificates”) if (a) either Euroclear or Clearstream, Luxembourg (or any other clearing system as shall have been designated by the Issuer and approved by the Trustee on behalf of which the Securities evidenced by this Restricted Global Certificate may be held) is closed for business for a continuous period of 14 days (other than by reason of holidays, statutory or otherwise) or announces an intention permanently to cease business or does in fact do so or notifies the Issuer that it is no longer willing or able to act as a depositary for this Unrestricted Global Certificate and a successor depositary is not appointed by the Issuer within 120 days of such notice, or (b) there shall have occurred and be continuing an Enforcement Event or (c) instructions have been given for the transfer of an interest in the Securities evidenced by this Restricted Global Certificate to a person who would otherwise take delivery thereof in the form of an interest in the Securities evidenced by the Unrestricted Global Certificate where the Unrestricted Global Certificate has been exchanged for Definitive Certificates.

In such circumstances, the Issuer will cause sufficient Definitive Certificates to be executed and delivered to the Registrar for completion, authentication and despatch to the relevant Securityholders within 21 days following a request therefor by the holder of this Restricted Global Certificate. A person with an interest in the Securities represented by this Restricted Global Certificate must provide the Registrar with (i) a written order containing instructions and other such information as the Issuer and the Registrar may require to complete, execute and deliver such individual definitive registered Securities and (ii) a certificate to the effect that (other than in the case of (c) above) such person is not transferring its interest in this Restricted Global Certificate.

Meetings

At any meeting of Securityholders, the holder hereof shall be treated as having one vote in respect of each €1,000 principal amount of Securities represented by this Restricted Global Certificate. The Trustee may allow to attend and speak (but not to vote) at any meeting of Securityholders any accountholder (or the representative of any such person) of a clearing system with an interest in the Securities represented by this Restricted Global Certificate on confirmation of entitlement and proof of his identity.

Redemption at the Option of the Issuer

The option of the Issuer provided for in Conditions 6.2, 6.3 and 6.4 shall be exercised by the Issuer giving notice to the Securityholders within the time limits set out in, and containing the information required by, those Conditions.

Trustee’s Powers

In considering the interests of Securityholders the Trustee may, to the extent it considers it appropriate to do so in the circumstances, (a) have regard to such information as may have been made available to it by or on behalf of the relevant clearing system or its operator as to the identity of its accountholders (either individually or by way of category) with entitlements in respect of Securities and (b) consider such interests on the basis that such accountholders were the holders of the Securities represented by this Restricted Global Certificate.

Enforcement

For the purposes of enforcement of the provisions of the Trust Deed against the Trustee, the persons named in a certificate of the holder of the Securities represented by this Restricted Global Certificate shall be recognised as the beneficiaries of the trusts set out in the Trust Deed to the extent of the principal amount of their interest in the Securities set out in the certificate of the holder as if they were themselves the holders of Securities in such principal amounts.

Purchase and Cancellation

Cancellation of any Security following its purchase will be effected by reduction in the principal amount of the Securities in the Register.

Payments

Payments of principal in respect of Securities represented by this Restricted Global Certificate will be made against presentation and, if no further payment falls to be made in respect of the Securities, surrender of this Restricted Global Certificate to or to the order of the Principal Paying and Transfer Agent or such other Paying and Transfer Agent as shall have been notified to the holder of this Restricted Global Certificate for such purpose.

Transfers

Transfers of interests in the Securities represented by this Restricted Global Certificate for interests in the Unrestricted Global Certificate shall be made in accordance with the Paying Agency Agreement and in accordance with the operating procedures of the relevant clearing system and any such transfers may only be made upon presentation of a certificate as provided in the Paying Agency Agreement.

Notices

So long as Securities are represented by this Restricted Global Certificate and this Restricted Global Certificate is held on behalf of Euroclear or Clearstream, Luxembourg, notices to the holders of such Securities may be given by delivery of the notice to the relevant clearing system for communication by it to entitled accountholders in substitution for notification as required by the Conditions.

This Restricted Global Certificate shall not be valid for any purpose until authenticated by or on behalf of the Registrar.

This Restricted Global Certificate and any non-contractual obligations arising out of or in connection with it are governed by, and shall be construed in accordance with, English law.

In Witness whereof the Issuer has caused this Restricted Global Certificate to be signed manually or in facsimile on its behalf.

Dated [•]

INTERNATIONAL GAME TECHNOLOGY PLC

By:

Authorised Director

Certificate of Authentication

Certified by or on behalf of the Registrar that the above-named holder is at the date hereof entered in the Register as holder of the above-mentioned principal amount of Securities.

THE BANK OF NEW YORK MELLON (LUXEMBOURG) S.A. (as successor to J.P. Morgan Bank Luxembourg S.A.) (as Registrar)

By:

Authorised Signatory

Dated:

SCHEDULE A

SCHEDULE OF INCREASE OR REDUCTION IN PRINCIPAL AMOUNT OF

THE SECURITIES REPRESENTED BY THIS RESTRICTED GLOBAL CERTIFICATE

The following increases or reductions in the principal amount of the Securities represented by this Restricted Global Certificate have been made as a result of (i) redemption or purchase and cancellation of Securities or (ii) transfer of Securities (including transfers of interests between the Global Certificates):

Date of Redemption/ Purchase and cancellation /Transfer (stating which)	Amount of increase or decrease in principal amount of Securities represented by this Restricted Global Certificate	Principal amount of Securities represented by this Restricted Global Certificate following such increase or decrease	Notation made by or on behalf of the Principal Paying and Transfer Agent or other Paying and Transfer Agent

SCHEDULE B

[TERMS AND CONDITIONS TO BE ATTACHED]

SCHEDULE 2
FORM OF DEFINITIVE CERTIFICATE

[THE RESTRICTED SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND MAY NOT BE OFFERED, SOLD, ENCUMBERED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT (1) IN THE UNITED STATES IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A PERSON THAT IS (A) A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A) OR A PURCHASER THAT THE SELLER AND ANY PERSON ACTING ON THE SELLER’S BEHALF REASONABLY BELIEVE IS A QUALIFIED INSTITUTIONAL BUYER, IN EACH CASE PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, AND (B) AWARE THAT THE OFFER, SALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”) TO A PERSON OTHER THAN A U.S. PERSON (AS DEFINED IN REGULATION S), (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS AND SUBJECT TO THE RIGHT OF THE ISSUER AND THE TRUSTEE PRIOR TO ANY SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER PURSUANT TO CLAUSES (2) OR (4) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION REASONABLY SATISFACTORY TO EACH OF THEM.  EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.  EACH HOLDER AND BENEFICIAL OWNER, BY ITS ACCEPTANCE OF THE RESTRICTED SECURITIES EVIDENCED HEREBY, REPRESENTS THAT IT UNDERSTANDS AND AGREES TO THE FOREGOING RESTRICTIONS AND THAT NO REPRESENTATION CAN BE MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALES OF THE RESTRICTED SECURITIES EVIDENCED HEREBY AND AGREES THAT IT WILL NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO ABOVE.

THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF (A) THE TRANSFER OF THE RESTRICTED SECURITIES EVIDENCED HEREBY PURSUANT TO CLAUSE (3) ABOVE OR (B) THE DATE WHICH IS TWO YEARS AFTER THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF SUCH SECURITIES, OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) UNDER THE SECURITIES ACT.](1)

(1) Legend to be borne on any Restricted Definitive Certificate.

INTERNATIONAL GAME TECHNOLOGY PLC

 (Incorporated under the laws of England and Wales)

€750,000,000 Subordinated Interest-Deferrable Capital Securities due 2066

The issue was approved by resolution of the Board of Directors of GTECH S.p.A. (formerly known as Lottomatica S.p.A.), a società per azioni incorporated under the laws of the Republic of Italy (“GTECH”), on 27 April 2006 (and registered at the company register in Rome on 5 May 2006). An offering circular dated 10 May 2006 was prepared by GTECH in connection with the issue and sale of the Securities.

The Securities represented by this certificate form part of a series of Securities designated as specified in the title (the “Securities”) of International Game Technology PLC, a public limited company incorporated in England and Wales with company number 09127533 (the “Issuer”), as successor by merger to GTECH. The Securities are constituted by a Trust Deed dated 17 May 2006, as supplemented by a first supplemental trust deed on 3 April 2015 and as further supplemented, amended and restated from time to time, made between the Issuer and BNY Mellon Corporate Trustee Services Limited (as successor to J.P. Morgan Corporate Trustee Services Limited) as Trustee (the “Trust Deed”).  The Securities are subject to, and have the benefit of, the Trust Deed and the terms and conditions (the “Conditions”) endorsed hereon.  Terms defined in the Trust Deed have the same meanings when used herein.

The Issuer hereby certifies that                                            of                                              is, at the date hereof, entered in the Register as the holder of Securities in the principal amount of €                                             (                                             euros).  For value received, the Issuer promises to pay the person who appears at the relevant time on the Register as holder of the Securities in respect of which this Definitive Certificate is issued such amount or amounts as shall become due and payable from time to time in respect of such Securities and otherwise to comply with the Conditions.

[The statements set forth in the legend above are an integral part of the Securities in respect of which this certificate is issued and by acceptance thereof each holder agrees to be subject to and bound by the terms and provisions set forth in such legend.](2)

This Definitive Certificate is evidence of entitlement only. Title to the Securities passes only on due registration on the Register and only the duly registered holder is entitled to payments in respect of this Definitive Certificate.

This Definitive Certificate shall not be valid for any purpose until authenticated by or on behalf of the Registrar.

This Definitive Certificate and any non-contractual obligations arising out of or in connection with it are governed by, and shall be construed in accordance with, English law.

(2) Delete if there is no Rule 144A Legend.

IN WITNESS whereof this certificate has been executed on behalf of the Issuer.

INTERNATIONAL GAME TECHNOLOGY PLC

By:

Authorised Director

Dated [ ]

Certificate of Authentication

Certified by or on behalf of the Registrar that the above-named holder is at the date hereof entered in the Register as holder of the above-mentioned principal amount of Securities.

THE BANK OF NEW YORK MELLON (LUXEMBOURG) S.A. (as successor to J.P. Morgan Bank Luxembourg S.A.)

(as Registrar)

By:

Authorised Signatory

Dated:

On the back:

[Terms and Conditions of the Securities to be inserted]

FORM OF TRANSFER

For value received the undersigned hereby sell(s), assign(s) and transfer(s) to

(Please print or type name and address (including postal code) of transferee)

€[                 ] principal amount of the Securities represented by this Definitive Certificate and all rights in respect thereof.

[NOTE: INSERT FOR TRANSFERS OF SECURITIES BEARING THE RULE 144A LEGEND TO TRANSFEREES THAT TAKE DELIVERY OF SECURITIES NOT BEARING THE RULE 144A LEGEND.]

[In connection with such request and in respect of such Securities, the undersigned hereby certifies that (i) such transfer has been effected in accordance with the transfer restrictions set forth in the Securities and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction and (ii) either:

(1)                                 such transfer has been effected pursuant to and in accordance with Rule 903 or Rule 904 of Regulation S under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and accordingly the undersigned hereby further certifies that:

(a)                                 the offer and sale of the Securities was not made to a person in the United States or to or for the account or benefit of a U.S. person and such offer and sale was not targeted to an identifiable group of U.S. citizens abroad;

(b)                                 either:

(i)                                     at the time the buy order was originated, the transferee was outside the United States or the undersigned and any person acting on its behalf reasonably believed that the transferee was outside the United States, or

(ii)                                  the transaction was executed in, on or through the facilities of a designated offshore securities market (as defined in Regulation S) and neither the undersigned nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States;

(c)                                  no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable;

(d)                                 the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

(e)                                  if the undersigned is an officer or director of the Issuer or a distributor, who is an affiliate of the Issuer or distributor solely by holding such position, such sale is made in accordance with the applicable provisions of Rule 904(b)(2) of Regulation S; or

(2)                                 the transfer has been effected pursuant to an exemption from registration under the Securities Act provided by Rule 144 thereunder.](3)

Certifying Signature

Date:

Signed

N.B.

1.                                      This form of transfer must be accompanied by such documents, evidence and information as the Registrar may require and must be executed under the hand of the transferor or, if the transferor is a corporation, either under its common seal or under the hand of two of its officers duly authorised in writing.

2.                                      The signature(s) on this form of transfer must correspond with the name(s) as it/they appear(s) on the face of this Definitive Certificate in every particular. In the case of joint holders, each of the joint holders named on the Register must sign this form of transfer.

3.                                      A representative of the Securityholder should state the capacity in which he signs e.g. executor.

4.                                      The signature of the person(s) effecting a transfer shall conform to any list of duly authorised specimen signatures supplied by the registered holder or be certified by a recognised bank, notary public or in such other manner as the Registrar may require.

(3) Insert for transfers of Securities bearing the Rule 144A Legend to transferees that take delivery of Securities not bearing the Rule 144A Legend.

SCHEDULE 3
TERMS AND CONDITIONS

The following, except for the paragraphs in italics, are the terms and conditions of the Securities substantially in the form in which they will be endorsed on any certificates representing the Securities:

The issue of the €750,000,000 Subordinated Interest-Deferrable Capital Securities due 2066 (the “Securities”, which expression shall include any further securities issued pursuant to Condition 14 and forming a single series with the Securities) was authorised by a resolution of the Board of Directors of GTECH S.p.A. (formerly known as Lottomatica S.p.A.), a società per azioni incorporated under the laws of the Republic of Italy (“GTECH”), on 27 April 2006, and registered with the company register of Rome on 5 May 2006. The Securities are constituted by a Trust Deed dated 17 May 2006, as supplemented by a first supplemental trust deed on 3 April 2015 and as further supplemented, amended or restated from time to time (the “Trust Deed”), between International Game Technology PLC, a public limited company incorporated under the laws of England and Wales with company number 09127533 (the “Issuer”), as successor by merger to GTECH, and BNY Mellon Corporate Trustee Services Limited (as successor to J.P. Morgan Corporate Trustee Services Limited) (the “Trustee” which expression shall include all persons for the time being the trustee or trustees under the Trust Deed) as trustee for the Securityholders (as defined below). These terms and conditions (the “Conditions”) include summaries of, and are subject to, the detailed provisions of the Trust Deed. Capitalised terms used in these Conditions and not defined herein shall have the meaning given to them in the Trust Deed. The Trust Deed shall also set out the forms of the Global Certificates and Definitive Certificates (each as defined below) from time to time representing the Securities. Copies of the Trust Deed and of the Paying and Transfer Agency Agreement dated 17 May 2006 relating to the Securities, as supplemented by a supplemental paying and transfer agency agreement on 3 April 2015 and as further supplemented, amended or restated from time to time (the “Paying Agency Agreement”), between the Issuer, the Trustee, The Bank of New York Mellon acting through its London Branch (as successor to JPMorgan Chase Bank, N.A.) as agent bank (the “Agent Bank” which expression includes any bank appointed as the Agent Bank from time to time), The Bank of New York Mellon (Luxembourg) S.A. (as successor to J.P. Morgan Bank Luxembourg S.A.) as registrar (the “Registrar” which expression includes any bank appointed as the Registrar from time to time), The Bank of New York Mellon acting through its London Branch (as successor to JPMorgan Chase Bank, N.A.) as the initial principal paying and transfer agent (the “Principal Paying and Transfer Agent”) and the other paying and transfer agents named therein (together with the Principal Paying and Transfer Agent, the “Paying and Transfer Agents”), are available for inspection during usual business hours at the principal office of the Trustee (presently at One Canada Square, London, E14 5AL) and at the specified offices of the Registrar and the Paying and Transfer Agents. The Securityholders are entitled to the benefit of, are bound by, and are deemed to have notice of, all the provisions of the Trust Deed, and are deemed to have notice of those provisions applicable to them of the Paying Agency Agreement.

1.                                      FORM AND DENOMINATION, TITLE AND TRANSFERS

1.1                               Form and denomination

The Securities are issued in registered form in an initial aggregate principal amount of €750,000,000, each in the denomination of €50,000 and integral multiples of €1,000 above such amount (each, an “Authorised Denomination”).

The Securities are being offered and sold in offshore transactions in reliance on Regulation S under the Securities Act, and may be offered and sold to qualified institutional buyers in reliance on an exemption from the registration requirements of the Securities Act (including the exemption provided by Rule 144A).

Securities sold in reliance on Regulation S shall be known as “Unrestricted Securities”. The Unrestricted Securities are initially evidenced by a single global certificate in registered form without interest coupons (the “Unrestricted Global Certificate”). The Unrestricted Global Certificate shall be deposited with a common depositary (the “Common Depositary”) of Euroclear Bank S.A./N.V. (“Euroclear”) and Clearstream Banking, société anonyme (“Clearstream, Luxembourg”) and registered in the name of a nominee of the Common Depositary.

Securities sold to qualified institutional buyers in reliance on an exemption from the registration requirements of the Securities Act (including the exemption provided by Rule 144A) shall be known as “Restricted Securities”. Restricted Securities are initially evidenced by a single global certificate in registered form without interest coupons (the “Restricted Global Certificate” and, together with the Unrestricted Global Certificate, the “Global Certificates”). The Restricted Global Certificate shall be deposited with the Common Depositary of Euroclear and Clearstream, Luxembourg and registered in the name of a nominee of the Common Depositary. The Restricted Global Certificate is subject to certain restrictions on transfer set forth therein and in the Paying Agency Agreement and bears the legend regarding such restrictions as set out in the Trust Deed.

Except in the limited circumstances set out therein, the Global Certificates shall not be exchangeable for definitive certificates (“Definitive Certificates” and, together with the Global Certificates, the “Certificates”).

1.2                               Title

Title to the Securities passes only by transfer and registration in the Register as described below. The registered holder of any Security shall (except as otherwise required by law or as ordered by a court of competent jurisdiction) be treated as its absolute owner for all purposes (whether or not it is overdue and regardless of any notice of ownership, trust or any interest in it or any writing on, or the theft or loss of, the related Certificate issued in respect of it (other than a duly executed transfer thereof)) and no person (including, without limitation, the Issuer and the Trustee) shall be liable for so treating the holder. In these Conditions, “Securityholders” and “holder” means the persons or person in whose name a Security is registered.

1.3                               Register

The Issuer will cause to be kept at the specified office of the Registrar and in accordance with the terms of the Paying Agency Agreement, a register (the “Register”) on which shall be entered the names and addresses of the holders and the particulars of the Securities held by them and of all transfers of, and payments on, the

Securities. If Definitive Certificates are issued, each Securityholder will be entitled to receive only one Definitive Certificate in respect of its entire holding.

1.4                               Transfers

Subject to the provisions contained herein and in the Paying Agency Agreement, and mandatory provisions of applicable law, the Securities may be transferred, in whole or in part in an Authorised Denomination, by the delivery of the Certificate issued in respect of such Security, with the form of transfer on the back duly completed and signed by the holder or his attorney duly authorised in writing, to the specified office of the Registrar or any Paying and Transfer Agent. No transfer of title shall be valid unless entered on the Register.

Ownership of interests in the Global Certificates (“Book-Entry Interests”) shall be limited to persons that have accounts with Euroclear and Clearstream, Luxembourg, or persons that may hold interests through their participants. Book-Entry Interests shall be shown on, and transfers thereof shall be effected only through, records maintained in book-entry form by Euroclear and Clearstream, Luxembourg and their participants. Transfers of beneficial interests in the Securities will be subject to the applicable rules and procedures of Euroclear and Clearstream, Luxembourg and their respective direct or indirect participants, which rules and procedures may change from time to time.

1.5                               Delivery of Certificates

Each new Certificate to be issued upon a transfer of Securities will, within seven business days (at the place of the specified office of the Registrar or the relevant Paying and Transfer Agent) of receipt by the Registrar or the relevant Paying and Transfer Agent of the form of transfer (duly completed), be mailed by uninsured mail at the risk of the holder entitled to the Securities to the address specified in the form of transfer. For the purposes of this Condition 1.5 and Condition 1.6, unless otherwise specified, “business day” means a day which is both a day on which commercial banks and foreign exchange markets settle payment and are open for general business (including dealing in foreign exchange and foreign currency deposits) in London and the city in which the specified office of the Registrar or the relevant Paying and Transfer Agent with whom a Certificate is deposited in connection with a transfer is located.

Where some but not all the Securities in respect of which a Certificate is issued are to be transferred, a new Certificate in respect of the Securities not so transferred shall, within seven business days of deposit or surrender of the original Certificate with or to the Registrar or the relevant Paying and Transfer Agent, be mailed free of charge to the holder of the Securities not so transferred at the Issuer’s expense by uninsured mail, at the risk of such holder, to the address of such holder appearing on the Register.

Registration of any transfer of Securities and the issuance of new Certificates will be effected without charge by or on behalf of the Issuer, the Registrar or any of the Paying and Transfer Agents, subject to (a) payment (or the giving of such indemnity as the Issuer, the Registrar or any of the Paying and Transfer Agents may require) in respect of any tax or other governmental charges which may be imposed in relation to such transfer, (b) the Registrar being satisfied with the documents of title and/or the identity of the person making the application for transfer and (c) the Registrar being satisfied that the regulations concerning transfer of the Securities have been complied with.

All transfers of Securities and entries on the Register will be made subject to the detailed regulations concerning the transfer of Securities set forth in the Paying Agency Agreement. These regulations may be changed by the Issuer from time to time, with the prior written approval of the Trustee and the Registrar to reflect changes in applicable laws. A copy of the current regulations will be mailed (at the Issuer’s expense) by the Registrar to any Securityholder who requests a copy.

1.6                               Closed Periods

Neither the Issuer nor the Registrar will be required to register the transfer of any Security (or part thereof) (a) during the period of 15 days immediately prior to the Maturity Date or any earlier date fixed for redemption of the Securities pursuant to Condition 6 and (b) during the period of 15 days ending on (and including) the due date in respect of any payment of interest in respect of the Securities.

2.                                      STATUS

The Securities constitute direct, unsecured and subordinated obligations of the Issuer as set out herein.

In the event of (i) the commencement of a voluntary or involuntary liquidation, dissolution or winding-up of the Issuer due to corporate action or an administrative and/or court order, or (ii) the occurrence of any Insolvency Proceedings, subject to applicable bankruptcy law, the rights of the Securityholders and the Trustee to payments of principal, accrued but unpaid Scheduled Interest Amounts, Optionally Deferred Interest and Additional Amounts thereon, if any, payable in respect of the Securities (regardless of whether such amounts have become payable before, or as a result of, such event) will rank:

(a)                                 pari passu and without any preference among themselves;

(b)                                 pari passu with any other present or future obligations of the Issuer under any Liquidation Parity Securities;

(c)                                  junior to the claims of all other unsubordinated and subordinated creditors of the Issuer, other than holders of Liquidation Parity Securities; and

(d)                                 in priority to (i) the claims of holders of all classes of share capital of the Issuer and (ii) any claims against the Issuer which, by their terms or by operation of law, rank pari passu with, or junior to, the claims described in (i) above (together, “Junior Obligations”).

In the event of (i) the commencement of a voluntary or involuntary liquidation, dissolution or winding-up of the Issuer due to corporate action or an administrative and/or court order, or (ii) the occurrence of any Insolvency Proceedings, subject to applicable bankruptcy law, the rights of the Securityholders and the Trustee to payment of unpaid Equity Funded Deferred Interest and Additional Amounts thereon, if any, payable in respect of the Securities (regardless of whether such amounts have become payable before, or as a result of, such event) will rank:

(a)                                 pari passu and without any preference among themselves;

(b)                                 in priority to (i) the claims of holders of all classes of share capital of the Issuer and (ii) any claims against the Issuer which, by their terms or by operation of law, rank pari passu with, or junior to, the claims described in (i) above; and

(c)                                  junior to the claims of all unsubordinated and subordinated creditors of the Issuer, including holders of Liquidation Parity Securities and the holders of any preference shares of the Issuer and any other equity interest (other than ordinary shares) in the Issuer (to the extent that such claims do not relate to the nominal capital thereof).

A Securityholder may not, subject to mandatory provisions of applicable law, set-off any claims arising under the Securities against any claims the Issuer may have against it.

As at the date of this Offering Circular no Liquidation Parity Securities, preference shares or other equity instruments which may be issued by the Issuer were outstanding.

3.                                      INTEREST

3.1                               Fixed Rate Payment Dates

Subject to Condition 6.4, the Securities bear interest on their aggregate principal amount, on a daily basis, at a rate of 8.25% per annum (the “Fixed Interest Rate”) from (and including) the Issue Date to (but excluding) the Reset Date payable (subject to Condition 4) annually in arrear on 31 March in each year (each, a “Fixed Rate Payment Date”), commencing on 31 March 2007 and ending on (and including) the Reset Date.

The period beginning on (and including) the Issue Date and ending on (but excluding) the first Fixed Rate Payment Date and each successive period beginning on (and including) a Fixed Rate Payment Date and ending on (but excluding) the next succeeding Fixed Rate Payment Date, regardless of any deferral of payments in accordance with Condition 4, is called a “Fixed Rate Interest Period”. The amount of interest payable for the Fixed Rate Interest Period or part thereof on each Security determined in accordance with this Condition 3.1 is called a “Fixed Rate Interest Amount”. The Fixed Rate Interest Amount scheduled to be paid (subject to Condition 4) in respect of each full Fixed Rate Interest Period shall be €4,125 per €50,000 in principal amount of the Securities, except that the first Fixed Rate Interest Amount scheduled to be paid (subject to Condition 4) on 31 March 2007 in respect of the period from (and including) 17 May 2006 to (but excluding) 31 March 2007, shall be €3,593.84 per €50,000 in principal amount of the Securities. Where, prior to the Reset Date, interest is to be calculated in respect of a period which is shorter than a Fixed Rate Interest Period, the day-count fraction used will be the number of days in the relevant period, from (and including) the date from which interest begins to accrue to

(but excluding) the date on which it becomes payable, divided by the number of days in the Fixed Rate Interest Period in which the relevant period falls.

3.2                               Floating Rate Payment Dates

Subject to Condition 6.4, the Securities bear interest on their aggregate principal amount from (and including) the Reset Date to (but excluding) the Maturity Date at the rates determined in accordance with Conditions 3.3 and 3.4 (the “Floating Interest Rate”) payable (subject to Condition 4) semi-annually in arrear on or about 31 March and 30 September in each year (each a “Floating Rate Payment Date” and together with the Fixed Rate Payment Dates, the “Interest Payment Dates”) commencing on the Floating Rate Payment Date falling in September 2016 and ending on (and including) the Maturity Date. If any Floating Rate Payment Date would otherwise fall on a day which is not a business day, it shall be postponed to the next day which is a business day unless it would thereby fall into the next calendar month in which event it shall be brought forward to the immediately preceding business day.

The period beginning on (and including) the Reset Date and ending on (but excluding) the first Floating Rate Payment Date and each successive period beginning on (and including) a Floating Rate Payment Date and ending on (but excluding) the next succeeding Floating Rate Payment Date, regardless of any deferral of payments in accordance with Condition 4, is called a “Floating Rate Interest Period” and, together with each Fixed Rate Interest Period, an “Interest Period”. The amount of interest payable in respect of the relevant Floating Rate Interest Period or part thereof determined in accordance with this Condition 3.2 and Conditions 3.3 and 3.4 is called a “Floating Rate Interest Amount”, and, together with each Fixed Rate Interest Amount, a “Scheduled Interest Amount” (which shall include interest accrued which becomes payable in respect of part of an Interest Period).

3.3                               Floating Interest Rate

The Floating Interest Rate in respect of the Securities will be determined by the Agent Bank on the following basis:

(a)                                 On the second business day before the beginning of each Floating Rate Interest Period (the “Interest Determination Date”) the Agent Bank will determine the Euro Interbank Offered Rate (“EURIBOR”) for six-month euro deposits as at 11.00 a.m. (Brussels time) on the relevant Interest Determination Date. Such offered rate will be that which appears on the display designated as page “248” on the Telerate Monitor (or such other page or service as may replace it for the purpose of displaying such rates). The Floating Interest Rate for such Floating Rate Interest Period shall be the aggregate of the Margin and the rate which so appears, as determined by the Agent Bank.

(b)                                 If for any reason such offered rate does not so appear, or if the relevant page is unavailable, the Agent Bank will determine EURIBOR based on quotations from five major banks in the Euro-zone interbank market chosen by the Agent Bank (the “Reference Banks”) for a period of six months as at 11.00 a.m. (Brussels time) on the relevant Interest Determination Date. The Floating Interest Rate for such Floating Rate Interest Period shall be the aggregate of the Margin and the arithmetic mean (rounded, if necessary, to the nearest fifth decimal place, with 0.000005 being rounded upwards) of such quotations (or of such of them, being at least two, as are so provided), as determined by the Agent Bank.

(c)                                  If the relevant Floating Interest Rate cannot be determined in accordance with the above provisions, the Floating Interest Rate for such Floating Rate Interest Period shall be the Floating Interest Rate determined as at the last preceding Interest Determination Date or, if none, the Fixed Interest Rate.

3.4                               Determination of Floating Interest Rate and calculation of Floating Rate Interest Amount

The Agent Bank will, as soon as practicable after 11.00 a.m. (Brussels time) on each Interest Determination Date, determine the Floating Interest Rate and the Floating Rate Interest Amount for the relevant Floating Rate Interest Period. The Floating Rate Interest Amount shall be calculated by applying the Floating Interest Rate to each €50,000 in principal amount of the Securities, multiplying such product by the actual number of days in the Floating Rate Interest Period concerned (or, in respect of any shorter period, such shorter period) divided by 360 and rounding the resulting figure to the nearest €0.01 (€0.005 being rounded upwards). The determination of the Floating Interest Rate and the Floating Rate Interest Amount by the Agent Bank shall (in the absence of manifest error, wilful default, bad faith and gross negligence) be final and binding upon all parties.

3.5                               Publication of Floating Interest Rate and Floating Rate Interest Amount

The Agent Bank will cause the Floating Interest Rate and the corresponding Floating Rate Interest Amount for each Floating Rate Interest Period and the relevant Floating Rate Payment Date to be notified to the Issuer, the Trustee, the Registrar, each of the Paying and Transfer Agents and any stock exchange on which the Securities are for the time being listed and to be notified to Securityholders (in accordance with Condition 15) as soon as possible after their determination, but in no event later than the second business day thereafter. The Floating Rate Interest Amount and Floating Rate Payment Date so published may subsequently be amended (or appropriate alternative arrangements made by way of adjustment) without notice in the event of an extension or shortening of the Floating Rate Interest Period.

3.6                               Determination or calculation by Trustee

If the Agent Bank does not at any time for any reason so determine the Floating Interest Rate or calculate the corresponding Floating Rate Interest Amount for a Floating Rate Interest Period, the Trustee (or an agent appointed by it) shall do so and such determination or calculation shall be deemed to have been made by the Agent Bank. In doing so, the Trustee shall apply the provisions of Conditions 3.2 to 3.4 (inclusive), with any necessary consequential amendments, to the extent that, in its opinion, it can do so, and, in all other respects it shall determine and/or calculate the same in such manner as it shall deem fair and reasonable in all the circumstances.

3.7                               Scheduled Interest Amounts

Each Security will cease to bear interest from the due date for redemption thereof unless, upon due presentation of the relevant Certificate representing such Security, payment of principal is improperly withheld or refused. In such event, it shall continue to bear interest in accordance with this Condition 3 (both before and after judgment) until whichever is the earlier of (a) the day on which all sums payable in respect of such Security up to (but excluding) that day are received by or on behalf of the relevant Securityholder, and (b) the day seven days after the Trustee or the Principal Paying and Transfer Agent has notified Securityholders of receipt of all sums payable in respect of all the Securities up to (but excluding) that seventh day (except to the extent that there is failure in the subsequent payment to the relevant Securityholders under these Conditions).

3.8                               Notifications etc. to be binding

All notifications, opinions, determinations, certifications, conditions, quotations and decisions given, expressed, made or obtained for the purposes of this Condition 3, whether by the Agent Bank or the Trustee (or its agent), shall (in the absence of wilful default, bad faith, gross negligence or manifest or proven error) be binding on the Issuer, the Agent Bank, the Trustee, the Registrar, the Paying and Transfer Agents and on all Securityholders and (in the absence of wilful default, bad faith and gross negligence) no liability to the Securityholders or the Issuer shall attach to the Agent Bank or the Trustee (or its agent) in connection with the exercise or non-exercise by them of any of their powers, duties or discretions.

4.                                     DEFERRALS OF INTEREST

The Issuer shall pay each Scheduled Interest Amount on the relevant Interest Payment Date subject to and in accordance with these Conditions, in particular the provisions relating to interest deferral set out in this Condition 4.

4.1                               Optional deferral of interest

(a)                                 Subject to Conditions 4.1(b), 4.2 and 4.3, the Issuer may, by giving notice (an “Optional Deferral Notice”) to the Principal Paying and Transfer Agent, the Registrar and the Trustee (in an Officer’s Certificate of the Issuer) and the Securityholders in accordance with Condition 15, not less than ten business days prior to an Interest Payment Date, at its sole discretion elect to defer payment of any Scheduled Interest Amount (or part thereof) on the Securities. Any Scheduled Interest Amount (or part thereof) not paid pursuant to the provisions of this Condition 4.1 (“Optionally Deferred Interest”, which term does not include any Old Optionally Deferred Interest), shall be deemed accrued on the relevant Interest Payment Date notwithstanding deferral of the payment thereof, and shall remain accrued until paid in full but shall not itself accrue interest. Non-payment of any Scheduled Interest Amount (or part thereof) pursuant to the provisions of this Condition 4.1 shall not constitute an Enforcement Event or otherwise be subject to enforcement except as provided in Condition 9.

(b)                                 Optionally Deferred Interest may be paid by the Issuer at its discretion in cash at any time (having given not less than seven business days notice thereof to the Principal Paying and Transfer Agent, the Registrar, the Trustee and the Securityholders in accordance with Condition 15) on or before the fifth anniversary of the Interest Payment Date on which payment thereof was first deferred in accordance with this Condition 4.1, and during such period will become immediately payable in cash on the date which is the earliest to occur of:

(i)                                     the date on which the Issuer next pays any interest amount in respect of the Securities or any interest amount is payable in respect of the Securities (unless payment thereof is deferred by the Issuer pursuant to these Conditions);

(ii)                                  the date on which a Capital Payment is next made;

(iii)                               the due date for redemption of the Securities, whether at their Maturity Date, any Early Redemption Date or the date on which the Securities become immediately due and repayable pursuant to Condition 9;

(iv)                              the date which is 180 days after the date on which any petition is filed by any third party in connection with any Insolvency Proceedings in respect of the Issuer, where such petition has not been dismissed by such 180th day; and

(v)                                 the date on which an order is made or a resolution is passed for the voluntary or involuntary liquidation, dissolution or winding up of, or an administrative and/or court order is made for any Insolvency Proceedings in respect of, the Issuer, or the date on which the Issuer takes any corporate action for the purposes of opening, or initiates or consents to, Insolvency Proceedings in respect of it.

Any Optionally Deferred Interest that has not been paid in full in cash by the Issuer on or before the fifth anniversary of the Interest Payment Date on which payment thereof was first deferred in accordance with this Condition 4.1 shall, from such fifth anniversary, no longer be referred to Optionally Deferred Interest but shall be referred to as “Old Optionally Deferred Interest”, and may only be paid pursuant to Conditions 4.3 and 5.

4.2                               Mandatory deferral of interest

The Issuer shall not pay any Scheduled Interest Amount on an Interest Payment Date if, as at the relevant Test Date, a Mandatory Deferral Event has occurred, unless and to the extent that the Issuer has available cash proceeds raised from the offer, issue and sale or contribution of Issuer Equity during the six month period ending on such Interest Payment Date and specified at the time of such offer, issue and sale or contribution to be for the purpose of enabling the payment of all or part of such Scheduled Interest Amount. Any Scheduled Interest Amount (or part thereof) not paid pursuant to the provisions of this Condition 4.2 (“Mandatorily Deferred Interest”) shall be deemed accrued on the relevant Interest Payment Date notwithstanding deferral of the payment thereof, and shall remain accrued until paid in full but shall not itself accrue interest. Non-payment of any Scheduled Interest Amount (or part thereof) pursuant to this Condition 4.2 shall not constitute an Enforcement Event or otherwise be subject to enforcement except as provided in Condition 9. Mandatorily Deferred Interest may only be paid pursuant to Conditions 4.3 and 5.

A “Mandatory Deferral Event” shall be deemed to occur in respect of an Interest Payment Date if the Coverage Ratio as of the relevant Test Date is less than or equal to 1.35. The Issuer will give to the Principal Paying and Transfer Agent, the Registrar and the Trustee (in an Officer’s Certificate of the Issuer) and the Securityholders in accordance with Condition 15 notice not later than five business days prior to the relevant Interest Payment Date of the occurrence of a Mandatory Deferral Event as at the relevant Test Date. An Officer’s Certificate of the Issuer addressed to the Trustee as to the amount of Capital Expenditure, EBITDA, ESOP Cashflow, Interest Expense and Taxes Paid, as to the Coverage Ratio or as to whether a Mandatory Deferral Event has occurred or will occur or not occur at any time may, in the absence of manifest error be relied upon by the Trustee and, if so relied upon, shall be conclusive and binding on the Issuer and the Securityholders.

4.3                               Equity Funded Deferred Interest

For so long as any Old Optionally Deferred Interest or Mandatorily Deferred Interest (together, “Equity Funded Deferred Interest”) remains unpaid, the Issuer must take all steps necessary (in compliance with applicable law) to fund payment of the same pursuant to Condition 5.2, but such Equity Funded Deferred Interest will become immediately payable in cash on the date which is the earliest to occur of:

(a)                                 7 business days following the settlement of an issue, offer and sale or contribution of Issuer Equity in accordance with Condition 5, to the extent of the proceeds thereof received by the Issuer;

(b)                                 the tenth anniversary of the Interest Payment Date on which such payment thereof was first deferred in accordance with these Conditions;

(c)                                  the due date for redemption of the Securities, whether at the Maturity Date, any Early Redemption Date, or the date on which the Securities become immediately due and repayable pursuant to Condition 9.3;

(d)                                 the date which is 180 days after the date on which any petition is filed by any third party in connection with any Insolvency Proceedings in respect of the Issuer, where such petition has not been dismissed by such 180th day; and

(e)                                  the date on which an order is made or a resolution is passed for the voluntary or involuntary liquidation, dissolution or winding up of, or an administrative and/or court order is made for any Insolvency Proceedings in respect of, the Issuer, or the date on which the Issuer takes any corporate action for the purposes of opening, or initiates or consents to, Insolvency Proceedings in respect of it.

5.                                      EQUITY FUNDING OF EQUITY FUNDED DEFERRED INTEREST

5.1                               Authorised Equity

For so long as any Securities are outstanding (as defined in the Trust Deed), the Issuer undertakes to take all steps necessary (in compliance with applicable law) to keep available, as of the date of each Annual General Meeting, Sufficient Authorised Equity.

Such steps shall include, but not be limited to the following:

(a)                                 if, in the opinion of the board of directors of the Issuer prior to the date of each Annual General Meeting, the Issuer will not have available on the date of such Annual General Meeting a sufficient amount of Authorised Equity to fund the payment of all outstanding Equity Funded Deferred Interest, the board of directors of the Issuer shall, in compliance with any applicable law, propose a resolution at such Annual General Meeting for shareholders to resolve on the authorisation for the issuance of ordinary shares in such number as will enable the Issuer to (i) pay in full all accrued and unpaid Equity Funded Deferred Interest pursuant to Condition 5.2 and (ii) after doing so, have available Sufficient Authorised Equity. The Issuer shall estimate the number of ordinary shares required for this purpose based on the prevailing market price for such ordinary shares on or around the time of proposing such resolution; and

(b)                                 if any resolution relating to the authorisation and issuance of new ordinary shares for the payment of Equity Funded Deferred Interest proposed as provided in Condition 5.1(a) is not approved and adopted by the shareholders of the Issuer at such Annual General Meeting, the board of directors of the Issuer shall, in compliance with applicable law, propose a similar resolution at the next Annual General Meeting of the Issuer. This process shall be repeated, in compliance with applicable law, until the relevant resolution is approved and adopted.

If the Issuer does not have a sufficient number of ordinary shares available for issue, then the Issuer shall give notice thereof to the Trustee (in an Officer’s Certificate of the Issuer) and the Securityholders in accordance with Condition 15. The Issuer shall thereafter give notice to the Trustee (in an Officer’s Certificate signed of the Issuer) and the Securityholders in accordance with Condition 15 of the subsequent approval and adoption by the shareholders of the Issuer of any resolution relating to the authorisation for issuance of ordinary shares to fund the payment of such unpaid Equity Funded Deferred Interest, promptly following the date of the Annual General Meeting at which such resolution is passed.

The shareholders of the Issuer initially authorised for issuance Authorised Equity of up to €170 million in connection with these provisions.

5.2                               Payment of Equity Funded Deferred Interest

For as long as any Equity Funded Deferred Interest (or part thereof) remains unpaid, the Issuer must, after obtaining all shareholder authorisations for the issue or creation of Issuer Equity, in compliance with any applicable law and subject to Condition 5.3, promptly fund the full payment in cash of such Equity Funded Deferred Interest, using the proceeds derived from the issue, offer and sale or contribution of Issuer Equity raised in accordance with this Condition 5.2.

Promptly following the date on which Mandatorily Deferred Interest or Old Optionally Deferred Interest, as the case may be, arises, the Issuer shall, after obtaining all shareholder authorisations for the issue or creation of Issuer Equity, in compliance with any applicable law and subject to Condition 5.3:

(i)                                     procure the issue, offer and sale or contribution of such amount of Issuer Equity as will result in proceeds received by the Issuer, after any expenses relating thereto, of not less than the aggregate amount of unpaid Equity Funded Deferred Interest; and

(ii)                                  deliver to the Trustee or to the Principal Paying Agent a cash amount equal to the amount of unpaid Equity Funded Deferred Interest as soon as practicable, but in any event within twenty business days following the settlement of the relevant issue, offer and sale or contribution of Issuer Equity. If such cash amount is received by the Trustee, the Trustee shall pay such amount to the Principal Paying and Transfer Agent. The Principal Paying and Transfer Agent shall pay the amount received by it to the Securityholders in respect of the relevant Equity Funded Deferred Interest within ten business days following receipt thereof by the Principal Paying and Transfer Agent (such date, the “Equity Funded Deferred Interest Payment Date”).

If the proceeds of the issue, offer and sale or contribution of Issuer Equity received by the Issuer pursuant to paragraph (i) above are insufficient to pay in full all unpaid Equity Funded Deferred Interest on the relevant Equity Funded Deferred Interest Payment Date, then: (A) the Issuer’s obligations pursuant to this Condition 5.2 shall continue until all unpaid Equity Funded Deferred Interest has been paid in full; and (B) any payment in respect of Equity Funded Deferred Interest made to Securityholders on such Equity Funded Deferred Interest Payment Date will be applied pro rata to all Securityholders and the Issuer shall be released and discharged from its obligations under this Condition 5.2 only to the extent of such amount applied, and the Securityholders shall have no further claim against the Issuer to that extent (without prejudice to any claims in respect of any amount of Equity Funded Deferred Interest that remains unpaid).

5.3                               Market Disruption Event

The Issuer shall not be obliged to pay Equity Funded Deferred Interest pursuant to Condition 5.2 if a Market Disruption Event has occurred and for so long as it is continuing, but the Issuer’s obligations contained in Condition 5.2 shall recommence immediately upon the cessation of such Market Disruption Event. The Issuer shall, as soon as practicable after becoming aware of the occurrence of a Market Disruption Event at any time whilst any Equity Funded Deferred Interest remains unpaid, notify the same to the Trustee (in an Officer’s Certificate of the Issuer) and to the Securityholders in accordance with Condition 15. An Officer’s Certificate of the Issuer addressed to the Trustee as to the occurrence of a Market Disruption Event may be relied upon by the Trustee as sufficient evidence thereof and if so relied upon shall be conclusive and binding on the Issuer, the Trustee and the Securityholders.

5.4                               Capital Restriction

Until such time as all unpaid Equity Funded Deferred Interest has been paid in full in cash in accordance with Conditions 4.3 and 5.2 (and, in the case of paragraph (c) below, for a period of one year thereafter) the Issuer:

(a)                                 shall not declare or make a payment of, or resolve on the declaration or payment of, a distribution or any other similar payment with respect to any Junior Obligations (other than ordinary share capital) or Distribution Parity Securities, other than a payment in the form of Issuer Equity; and

(b)                                 subject to paragraph (c) below, shall not redeem, repurchase or acquire any Junior Obligations or Parity Securities for any consideration, other than the purchase of fractional interests in Junior Obligations or Parity Securities pursuant to any conversion or exchange provisions of such Junior Obligations or Parity Securities; and

(c)                                  shall not redeem, repurchase or acquire any Issuer Equity for any consideration, other than (i) in connection with any existing or future employee benefit plan, directors’ and senior management’s stock based compensation, directors’ stock option plan or similar arrangement; or (ii) a reclassification of Issuer Equity or exchange or conversion of one class or series of Issuer Equity into another class or series of Issuer Equity; or (iii) the purchase of fractional interests in Issuer Equity pursuant to any conversion or exchange provisions of such Issuer Equity, such restrictions shall be called the “Capital Restriction”.

As at the date of this Offering Circular, no Parity Securities or Junior Obligations falling within the exceptions to Condition 5.4(b) above were outstanding.

6.                                      REDEMPTION AND PURCHASE

The Securities may not be redeemed at the option of the Issuer other than in accordance with this Condition 6.

6.1                               Maturity date

If not redeemed or purchased and cancelled earlier, the Securities will be redeemed on the Maturity Date at their principal amount together with any accrued and unpaid Scheduled Interest Amount, any unpaid Optionally Deferred Interest and Equity Funded Deferred Interest (which Equity Funded Deferred Interest may only be paid from the proceeds of the issue, offer and sale or contribution of Issuer Equity as described in Condition 5) together with any Additional Amounts thereon (the “Redemption Price”).

6.2                               Redemption at the option of the Issuer

On giving not less than 30 nor more than 60 days’ notice to the Trustee and the Securityholders in accordance with Condition 15 (which notice shall be irrevocable and shall specify the date fixed for redemption) the Issuer may, at its option, redeem all but not some only of the Securities in cash on the Reset Date or on any Floating

Rate Payment Date thereafter, at the Redemption Price. Upon the expiry of any such notice, the Issuer shall be obliged to redeem the Securities in accordance with this Condition 6.2.

6.3                               Redemption for taxation reasons

On giving not less than 30 nor more than 60 days’ notice to the Trustee and the Securityholders in accordance with Condition 15 (which notice shall be irrevocable and shall specify the date fixed for redemption), the Issuer may, at its option, redeem all but not some only of the Securities in cash on any date prior to the Reset Date:

(a)                                 upon the occurrence of a Withholding Tax Event, at the Redemption Price; or

(b)                                 upon the occurrence of a Tax Event, at the Make-Whole Price together with any accrued and unpaid Scheduled Interest Amount, any unpaid Optionally Deferred Interest and Equity Funded Deferred Interest (which Equity Funded Deferred Interest may only be paid from the proceeds of the issue, offer and sale or contribution of Issuer Equity as described in Condition 5) and any Additional Amounts thereon.

Prior to the publication of any notice of redemption pursuant to the above paragraphs, the Issuer shall deliver or procure that there is delivered to the Trustee:

(A)                               an Officer’s Certificate of the Issuer stating that the Issuer is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Issuer so to redeem have occurred (including, in the case of a Withholding Tax Event, that such obligation to pay Additional Amounts cannot be avoided by the Issuer taking reasonable measures available to it); and

(B)                               an opinion of an independent legal advisor of recognised standing under the laws of the Relevant Taxing Jurisdiction to the effect that either (1) the Issuer has or will become obliged to pay such Additional Amounts as a result of a Withholding Tax Event, or (2) that a Tax Event has occurred.

Upon the expiry of any such notice, the Issuer shall be obliged to redeem the Securities in accordance with this Condition 6.3. Notwithstanding the foregoing, no such notice of redemption will be given in respect of the occurrence of a Withholding Tax Event (a) earlier than 90 days prior to the earliest date on which the Issuer would be obliged to make such payment of Additional Amounts or withholding if any amounts in respect of the Securities were then payable and (b) unless at the time such notice is given, the obligation to pay Additional Amounts remains in effect.

6.4                               Change of Control Call Event

(a)                                 If at any time while the Securities are outstanding a Change of Control Event occurs prior to the Reset Date, the Issuer may, not later than 60 days following the occurrence of such Change of Control Event and on giving not less than 30 nor more than 60 days’ notice to the Trustee and the Securityholders in accordance with Condition 15 (which notice shall be irrevocable and shall specify the date fixed for redemption), at its option, redeem all but not some only of the Securities in cash at the Make-Whole Price together with any accrued and unpaid Scheduled Interest Amount, any unpaid Optionally Deferred Interest and Equity Funded Deferred Interest (which Equity Funded Deferred Interest may only be paid from the proceeds of the issue, offer and sale or contribution of Issuer Equity as described in Condition 5) and any Additional Amounts thereon.

(b)                                 If at any time while the Securities are outstanding a Change of Control Event occurs on or after the Reset Date, the Issuer may, on the next Floating Rate Payment Date thereafter or, if the next succeeding Floating Rate Payment Date falls less than 30 days from the date such Change of Control Event occurs, then on the next Floating Rate Payment Date thereafter), on giving not less than 30 nor more than 60 days’ notice to the Trustee and the Securityholders in accordance with Condition 15 (which notice shall be irrevocable and shall specify the date fixed for redemption), at its option, redeem all but not some only of the Securities in cash at the Redemption Price.

Upon the expiry of any such notice, the Issuer shall be obliged to redeem the Securities in accordance with this Condition 6.4.

If a Change of Control Event occurs and the Issuer does not elect to redeem the Securities by giving notice to the Trustee and the Securityholders in accordance with the provisions of Condition 6.4(a) or (b), as the case may be, within the periods described therein, then the Securities shall, from the date on which the Change of Control Event occurred, bear interest on their aggregate principal amount at a rate which is (a) prior to the Reset Date, equal to the Change of Control Fixed Rate or (b) from (and including) the Reset Date, equal to the Change of Control Floating Rate.

6.5                              Purchase

The Issuer or any of its subsidiaries may, at any time, purchase Securities in the open market or otherwise at any price. Any Securities so purchased, pending cancellation in accordance with Condition 6.7, shall not entitle the holder to vote at any meetings of the Securityholders and shall not be deemed to be outstanding for the purposes of calculating quorums at meetings of the Securityholders or for the purposes of Condition 12.1.

The Issuer’s intention is (without assuming a legal obligation) only to redeem, repurchase or otherwise acquire the Securities for cash consideration prior to the Maturity Date if the Issuer has received from parties that are not members of the Issuer Group cash proceeds at least amounting to such consideration within a period of six months prior to such redemption, repurchase or other acquisition from the issue, offer and sale or contribution of (a) Issuer Equity or (b) other securities which contain terms that are substantially the same as the Securities in respect of (i) enforcement rights and remedies of holders thereof, (ii) subordination of such holders’ claims in the event of a liquidation, dissolution or winding up or Insolvency Proceedings in respect of the Issuer, (iii) initial maturity and any early redemption provisions, (iv) the payment, deferral or non-payment of scheduled distributions, (v) scheduled step up in distribution rate, if any, and (vi) replacement conditions pertaining to early redemption, repurchase or acquisition of such other securities.

6.6                               Cancellation

All Securities so redeemed or purchased in accordance with this Condition 6 will be cancelled and may not be re-issued or resold.

7.                                      PAYMENTS

7.1                               Method of Payment

(a)                                 Subject to Condition 4, payments of principal in respect of the Securities will be made to the person shown in the Register at the close of business on the seventh business day in London and the city in which the specified office of the Registrar is located before the due date for the relevant payment (the “Record Date”), and against presentation and surrender (or, in the case of a partial payment, endorsement) of the relevant Certificate at the specified office of the Registrar or any Paying and Transfer Agent by euro cheque drawn on, or by transfer to a euro account maintained by the payee with, a bank in a city in which banks have access to the TARGET System.

(b)                                 Payments of interest due on an Interest Payment Date and payments in respect of Optionally Deferred Interest and Equity Funded Deferred Interest will be made to the person shown in the Register at the close of business on the relevant Record Date. Such payments on each Security shall be made by euro cheque drawn on, or by transfer to a euro account maintained by the payee with, a bank in a city in which banks have access to the TARGET System.

(c)                                  Where payment is to be made by cheque, the cheque will be mailed, on the business day in London and the city in which the specified office of the Registrar is located preceding the due date for payment or, in the case of payments referred to in Condition 7.1(a), if later, on the business day (in the city on which the specified office of the Registrar or the relevant Paying and Transfer Agent with whom the Certificate is deposited is located) on which the relevant Certificate is presented for surrender or endorsement, as applicable (at the risk and, if mailed at the request of the holder otherwise than by ordinary mail, at the expense of the holder) to the holder (or the first named of joint holders) of the Securities at its address appearing in the Register.

(d)                                 Securityholders will not be entitled to any interest or other payment for any delay after the due date in receiving the amount due (i) as a result of the due date not being a business day, (ii) if the Securityholder is late in presenting the relevant Certificate for surrender (or endorsement, as applicable) or (iii) if a cheque mailed in accordance with this Condition 7.1 arrives after the date for payment.

7.2                               Payments subject to laws

All payments are subject in all cases to any applicable fiscal or other laws and regulations in the place of payment, but without prejudice to the provisions of Condition 8. No commissions or expenses shall be charged to the Securityholders in respect of such payments.

7.3                               Payments on business days

A Certificate may only be presented for payment on a day which is a business day in the place of presentation (and, in the case of payment by transfer to a euro account, in a city where banks have access to the TARGET System). No further interest or other payment will be made if the day on which the relevant Certificate may be presented for payment under this paragraph is a day falling after the due date. In this Condition 7 “business day” means a day on which commercial banks and foreign exchange markets settle payment and are open for general business (including dealing in foreign exchange and foreign currency deposits) in the relevant city.

7.4                               Agents

The initial Registrar, Paying and Transfer Agents and Agent Bank and their initial specified offices are listed below. The Issuer reserves the right at any time with the approval of the Trustee to vary or terminate the appointment of any Paying and Transfer Agent or the Agent Bank and appoint additional or other agents, provided that it will, at all times while any Security is outstanding, maintain (a) a Registrar, (b) a Principal Paying and Transfer Agent (and for so long as any amounts remain payable in respect of the Securities), (c) an Agent Bank, (d) Paying and Transfer Agents having specified offices in at least two major European cities approved by the Trustee and (e) a Paying and Transfer Agent with a specified office in a European Union member state that will not be obliged to withhold or deduct tax pursuant to European Council Directive 2003/48/EC or any other Directive implementing the conclusions of the ECOFIN Council meeting of 26-27 November 2000 on the taxation of savings income or any other law implementing or complying with, or introduced in order to conform to, such Directive.

If any of the Registrar, Agent Bank or Principal Paying and Transfer Agent is unable or unwilling to act as such or if it fails to make any determination or calculation or otherwise fails to perform its duties under these Conditions or the Paying Agency Agreement, as the case may be, the Issuer shall appoint, on terms acceptable to the Trustee, an independent investment bank acceptable to the Trustee to act as such in its place.

7.5                               Fractions

When making payments to Securityholders, if the relevant payment is not of an amount which is a whole multiple of €0.01, such payment will be rounded down to the nearest €0.01.

8.                                      TAXATION

8.1                               Additional Amounts

All payments in respect of principal, premium (if any) and interest (including, without limitation, any Optionally Deferred Interest and Equity Funded Deferred Interest) by or on behalf of the Issuer in respect of the Securities shall be made free and clear of, and without withholding or deduction for, any taxes, duties, assessments or governmental charges (including, without limitation, any interest, penalties and other similar liabilities related thereto) of whatever nature imposed, levied, collected, withheld or assessed by or within the United Kingdom  or the United States of America or any political subdivision thereof or therein that has the power to tax (each a “Relevant Taxing Jurisdiction”) (such amounts being hereafter referred to as “Taxes”), unless such withholding or deduction is required by law (including, but not limited to, as a consequence of any change in tax law or any change in the interpretation of Tax law). In such event the Issuer shall pay such additional amounts (“Additional Amounts”) as will result in the receipt by the Securityholders (which for all purposes of this Condition 8 shall include the beneficial owners of the Securities) of the same amounts as would have been received by them had no such withholding or deduction been required; except that no such Additional Amounts shall be due from the Issuer to the extent that the relevant Tax is a direct result of one or more of the following circumstances:

(a)                                 Other connection:  in respect of any Securityholder who is liable to such Taxes by reason of his having some present or future connection with the Relevant Taxing Jurisdiction (other than by reason of (i) the mere receipt or holding of the Security or (ii) the mere receipt of payments under the Securities); or

(b)                                 Declaration of non-residence or other exemption claim:  in respect of any Securityholder who would not be liable or subject to the withholding or deduction by making a declaration (including, without limitation, a U.S. Internal Revenue Service Form W-8 BEN or W-9) of non-residence or other similar claim for exemption (in each case, which the relevant Securityholder was legally entitled to make) to the relevant tax authority after notification by the Issuer of the requirement to comply with the same (which notification shall be accomplished by providing written notice of the same to the Trustee, the Principal Paying and Transfer Agent and the relevant clearing systems and by publication of an appropriate notice in at least two international economic newspapers, which publication shall be made at a time which would enable the Securityholders, acting reasonably, to comply with such requirement; or

(c)                                  Presentation more than 30 days after the Relevant Date:  in respect of any Certificate presented for payment (where presentation is required) more than 30 days after the Relevant Date except to the extent that the Securityholder thereof would have been entitled to such Additional Amounts on presenting such Certificate for payment on the last day of such period of 30 days; or

(d)                                 European Council Directive:  where such withholding or deduction is imposed on a payment to an individual and is required to be made pursuant to European Council Directive 2003/48/EC or any Directive implementing the conclusions of the ECOFIN Council meeting of 26-27 November 2000 on the taxation of savings income or any other law implementing or complying with, or introduced in order to conform to, such Directive; or

(e)                                  Payment by another Paying and Transfer Agent:  in respect of any Certificate presented for payment (where presentation is required) by or on behalf of a Securityholder who would have been able to avoid such withholding or deduction by presenting the relevant Certificate to another Paying and Transfer Agent in a Member State of the European Union; or

(f)                                   U.S. Backup Withholding:  where such withholding or deduction is in respect of backup withholding imposed under Section 3406 of the United States Internal Revenue Code of 1986, as amended (the “Code”) and the U.S. Treasury regulations thereunder.

Such Additional Amounts will also not be payable where, had the beneficial owner of the Security been the registered Securityholder, it would not have been entitled to payment of Additional Amounts by reason of Conditions 8.1(a) to (g) (inclusive) above.

The Issuer will (i) make such withholding or deduction required by applicable law and (ii) remit the full amount withheld or deducted to the relevant taxing authority in accordance with applicable law.

At least 30 calendar days prior to each date on which any payment under or with respect to the Securities is payable, if the Issuer will be obliged to pay Additional Amounts with respect to such payment (unless such obligation to pay Additional Amounts arises after the 30th day prior to the date on which payment under or with respect to the Securities is payable, in which case it will be promptly thereafter), the Issuer will deliver to the Trustee an Officer’s Certificate of the Issuer stating that such Additional Amounts will be payable and the amounts so payable and will set forth such other information necessary to enable the Trustee, the Registrar or the Paying and Transfer Agent, as the case may be, to pay such Additional Amounts to Securityholders on the relevant payment date. The Trustee shall, without further investigation, be entitled to rely absolutely on each such Officer’s Certificate as conclusive proof that such payments are necessary. The Issuer will promptly publish a notice in accordance with the provisions set forth in Condition 15 stating that such Additional Amounts will be payable and describing the obligation to pay such amounts.

Upon request, the Issuer will make reasonable efforts to furnish to the Trustee or a Securityholder within a reasonable time certified copies of Tax receipts evidencing the payment by the Issuer of any Taxes imposed or levied by a Relevant Taxing Jurisdiction, in such form as provided in the normal course by the taxing authority imposing such Taxes and as is reasonably available to the Issuer. If, notwithstanding the efforts of the Issuer to obtain such receipts, the same are not obtainable, the Issuer will provide the Trustee or Securityholder with other evidence reasonably satisfactory to the Trustee or such Securityholder of such payments by the Issuer. The Issuer will attach to each copy a certificate stating that the amount of Taxes evidenced by the certified copy was paid in connection with payments in respect of the principal amount of Securities then outstanding.

The Trust Deed shall further provide that if the Issuer becomes subject to the taxing jurisdiction of any country or any political subdivision thereof or therein that has the power to tax (an “Additional Taxing Jurisdiction”) other than or in addition to a Relevant Taxing Jurisdiction, this Condition 8 shall be deemed to apply as if references therein to “Taxes” included taxes imposed by way of withholding or deduction by any such Additional Taxing Jurisdiction (or any political subdivision thereof or therein).

In addition, the Issuer will pay (i) all present and future stamp, issue, registration, court, documentation, or any excise or property taxes or other similar taxes, charges and duties, including interest and penalties with respect thereto, imposed by any Relevant Taxing Jurisdiction in respect of the execution, issue, delivery or registration of the Securities, the Trust Deed, or any other document or instrument referred to therein, and any such taxes, charges, or similar levies imposed by any jurisdiction as a result of, or in connection with, the enforcement of the Securities, the Trust Deed or any other such document or instrument, or (ii) any stamp, court, or documentary taxes (or similar charges or levies) imposed with respect to the receipt of any payments with respect to the Securities.

The preceding provisions will survive any termination, defeasance or discharge of the Trust Deed and redemption of the Securities and shall apply mutatis mutandis to any jurisdiction in which the Issuer is organised, incorporated or otherwise resident for tax purposes and any political subdivision or taxing authority or agency thereof or therein.

8.2                               References

Any reference in these Conditions to principal, interest and/or any other amounts in respect of the Securities shall be deemed to include any Additional Amounts which may be payable under this Condition or any undertaking given in addition to or substitution for it under the Trust Deed.

9.                                      ENFORCEMENT EVENTS

9.1                               Enforcement Events

An “Enforcement Event” shall have occurred if:

(a)                                 the Issuer fails to pay any Optionally Deferred Interest in respect of the Securities within fifteen business days of the due date for payment thereof;

(b)                                 the Issuer fails to pay in full any Equity Funded Deferred Interest, in the manner described herein by the tenth anniversary of the Interest Payment Date on which payment of the relevant Scheduled Interest Amount was first deferred in accordance with these Conditions, or the Issuer breaches the Capital Restriction;

(c)                                  the Issuer defaults in the performance or observance of any of its other obligations in respect of the Securities (other than any of its obligations under the Trust Deed) and such default (i) is, in the reasonable opinion of the Trustee, incapable of remedy or (ii) being a default which is, in the reasonable opinion of the Trustee, capable of remedy, remains unremedied for 60 days or such longer period as the Trustee may agree after the Trustee has given notice thereof to the Issuer;

(d)                                 any petition is filed by any third party in connection with any Insolvency Proceedings in respect of the Issuer, and such petition is not dismissed within 180 days of such filing; or

(e)                                  an order is made or a resolution is passed for the voluntary or involuntary liquidation, dissolution or winding up of, or an administrative and/or court order is made for any Insolvency Proceedings in respect of, the Issuer, or the Issuer takes any corporate action for the purposes of opening, or initiates or consents to, Insolvency Proceedings in respect of it.

9.2                               Enforcement in respect of Optionally Deferred Interest

Upon the occurrence of an Enforcement Event described in Condition 9.1(a) and subject to mandatory provisions of applicable law, the Trustee at its discretion may, and if so instructed by Securityholders holding not less than 25% in aggregate principal amount of the outstanding Securities or if so directed by an Extraordinary Resolution (as defined in the Trust Deed) shall, subject in each case to its being indemnified and/or secured to its satisfaction, by written notice addressed to the Issuer, institute proceedings to obtain payment of the amounts due, provided that the Issuer shall not by virtue of the institution of any such proceedings be obliged to pay any sum or sums sooner than the same would otherwise have been payable by it and the Trustee shall not, in these circumstances, be entitled to declare the principal amount of the Securities due and payable.

The proviso to this Condition 9.2 shall not apply to amounts due to the Trustee in its personal capacity under the Trust Deed.

9.3                               Enforcement in respect of Equity Funded Deferred Interest and Capital Restriction

Upon the occurrence of an Enforcement Event described in Condition 9.1(b) above and subject to Condition 12.1 and mandatory provisions of applicable law, the Trustee at its discretion may, and if so instructed by Securityholders holding not less than 25% in aggregate principal amount of the outstanding Securities or if so directed by an Extraordinary Resolution shall, subject in each case to it being indemnified and/or secured to its satisfaction, (a) give notice to the Issuer that the Securities are, and they shall accordingly forthwith become, immediately due and repayable at their principal amount, together with any accrued and unpaid Scheduled Interest Amount, any Deferred Interest and any Additional Amounts thereon, and/or (b) institute steps in order to obtain a judgment against the Issuer for any amounts due in respect of the Securities, including the institution of Insolvency Proceedings.

9.4                               Enforcement in respect of Breach of Other Obligations

Upon the occurrence of an Enforcement Event described in Condition 9.1(c) above or upon the breach by the Issuer of any of its obligations under the Trust Deed and subject to mandatory provisions of applicable law, the Trustee at its discretion may, and if so instructed by Securityholders holding not less than 25% in aggregate principal amount of the outstanding Securities or if so directed by an Extraordinary Resolution shall, subject in each case to it being indemnified and/or secured to its satisfaction, institute such proceedings and/or take any other action against the Issuer as it may think fit to enforce any obligation, condition, undertaking or provision binding on the Issuer under the Securities or the Trust Deed (other than as provided in Conditions 9.2 and 9.3); provided that the Issuer shall not by virtue of the institution of any such proceedings be obliged to pay any sum or sums sooner than the same would otherwise have been payable by it and the Trustee shall not, in these circumstances, be entitled to declare the principal amount of the Securities due and repayable.

The proviso to this Condition 9.4 shall not apply to amounts due to the Trustee in its personal capacity under the Trust Deed.

9.5                               Enforcement in respect of Insolvency Proceedings

Upon the occurrence of an Enforcement Event described in Condition 9.1(d) or (e) above and subject to Condition 12.1 and mandatory provisions of applicable law, the Trustee at its discretion may, and if so instructed by Securityholders holding not less than 25% in aggregate principal amount of the outstanding Securities or if so directed by an Extraordinary Resolution shall, subject in each case to it being indemnified and/or secured to its satisfaction, (a) give notice to the Issuer that the Securities are, and they shall accordingly forthwith become, immediately due and repayable at their principal amount, together with any accrued and unpaid Scheduled Interest Amount, any Deferred Interest and any Additional Amounts thereon, and/or (b) institute steps in order to obtain a judgment against the Issuer for any amounts due in respect of the Securities, including filing a proof of claim and participating in the relevant Insolvency Proceedings or proceedings for the liquidation, dissolution or winding-up of the Issuer.

9.6                               Non-Payment of Principal

If the Issuer shall default in the payment of principal or premium in respect of any Security which has become due and repayable, or fails to redeem the Securities when obliged to do so, in each case in accordance with the terms hereof, the Trustee at its discretion may, and if so instructed by Securityholders holding not less than 25% in aggregate principal amount of the outstanding Securities or if so directed by an Extraordinary Resolution (as defined in the Trust Deed) shall, subject in each case to its being indemnified and/or secured to its satisfaction, institute proceedings to obtain payment of the amounts due, including the institution of Insolvency Proceedings.

9.7                               Other Remedies and Rights of Securityholders

No remedy against the Issuer other than the institution of the steps or the proceedings or taking of other action by the Trustee referred to in Conditions 9.2, 9.3, 9.4, 9.5 and 9.6 shall be available to the Trustee or the Securityholders whether for the recovery of amounts owing in respect of the Securities or in respect of any breach by the Issuer of any other obligation, condition, or provision binding on it under the Securities or the Trust Deed, provided that the second paragraph of Conditions 9.2 and 9.4 shall apply to this Condition 9.7.

9.8                              Holders not entitled to proceed directly

No Securityholder shall be entitled to proceed directly against the Issuer unless the Trustee, having become bound so to proceed, fails to do so within a reasonable period and such failure is continuing.

10.                               PRESCRIPTION

Claims against the Issuer for payment in respect of the Securities shall be prescribed and become void unless made within a period of 10 years (in the case of principal) or five years (in the case of interest) from the appropriate Relevant Date in respect of such payment and thereafter any principal, interest or other sums payable in respect of such Securities shall be forfeited and revert to the Issuer.

11.                               REPLACEMENT OF CERTIFICATES

If any Certificate is lost, stolen, mutilated, defaced or destroyed it may be replaced at the specified office of the Paying and Transfer Agent in Luxembourg (for so long as the Securities are listed on the Luxembourg Stock Exchange, otherwise at the specified office of the Registrar) subject to all applicable laws and stock exchange or other relevant authority requirements, upon payment by the claimant of the expenses incurred in connection with such replacement and on such terms as to evidence, security, indemnity and otherwise as the Issuer may require (provided that the requirement is reasonable in the light of prevailing market practice). Mutilated or defaced Certificates must be surrendered before replacements will be issued.

12.                               MEETINGS OF SECURITYIIOLDERS, MODIFICATION AND WAIVER

12.1                        Meetings of Securityholders

The Trust Deed contains provisions for convening meetings of Securityholders to consider any matter affecting their interests, including a modification of any of these Conditions or any provisions of the Trust Deed in accordance with any applicable provisions of law. Any such modification may be made if sanctioned by an Extraordinary Resolution. Such a meeting may be convened by the board of directors of the Issuer or by the Securityholders’ Representative and shall be convened upon the request in writing of Securityholders holding not less than 5% in aggregate principal amount of the Securities for the time being outstanding. Such a meeting will be validly held if (a) there are one or more persons present, being or representing Securityholders holding at least one half of the aggregate principal amount of the Securities for the time being outstanding, or (b) at any adjourned meeting, following adjournment of the first meeting for lack of quorum, there are one or more persons present being or representing Securityholders whatever the principal amount of the Securities represented, provided, however, that if the business of such meeting includes consideration of proposals, inter alia, (i) to modify the Maturity Date or the dates on which, or manner in which, interest is payable in respect of the Securities, (ii) to reduce or cancel the principal amount of, or interest on or to vary the method of calculating the rate of interest on, the Securities, (iii) to change the currency of payment of the Securities, (iv) to modify the provisions relating to status or (v) to modify the provisions concerning the quorum required at any meeting of Securityholders or the majority required to pass an Extraordinary Resolution (each, a “Reserved Matter”), the necessary quorum shall be one or more persons present, being or representing Securityholders holding at least three quarters of the aggregate principal amount of the Securities for the time being outstanding or, at any adjourned meeting one or more persons present, being or representing Securityholders holding at least one quarter of the aggregate principal amount of the Securities for the time being. The majority required to pass a resolution at any meeting convened to vote on an

Extraordinary Resolution (including any meeting convened following adjournment of the previous meeting for want of quorum) shall be one or more persons present being or representing Securityholders holding at least two thirds of the aggregate principal amount of the Securities represented at the meeting. Any Extraordinary Resolution duly passed shall be binding on all Securityholders (whether or not they were present at the meeting at which such resolution was passed).

In addition, a Written Resolution will take effect as if it were an Extraordinary Resolution.(4)

12.2                        Modification and Waiver

The Trustee may agree, without the consent of the Securityholders, to (i) any modification of any of the provisions of the Trust Deed which, in its opinion, is of a formal, minor or technical nature or is made to correct a manifest error, and (ii) any other modification, and any waiver or authorisation of any breach or proposed breach, of any of the provisions of the Trust Deed (except a Reserved Matter) which is in the opinion of the Trustee not materially prejudicial to the interests of the Securityholders. Any such modification, authorisation or waiver shall be binding on the Securityholders and, if the Trustee so requires, such modification, authorisation or waiver shall be notified to the Securityholders as soon as practicable in accordance with Condition 15.

12.3                        Entitlement of the Trustee

In connection with the exercise by it of any of its trusts, powers, authorities and discretions (including, without limitation, any modification, waiver, authorisation or determination), the Trustee shall have regard to the general interests of Securityholders as a class but shall not have regard to any interests arising from circumstances particular to individual Securityholders (whatever their number) and, in particular but without limitation, shall not have regard to the consequences of any such exercise for individual Securityholders (whatever their number) resulting from their being for any purpose domiciled or resident in, or otherwise connected with, or subject to the jurisdiction of, any particular territory or any political sub-division thereof and the Trustee shall not be entitled to require, nor shall any Securityholder be entitled to claim, from the Issuer, the Trustee or any other person any indemnification or payment in respect of any tax consequence of any such exercise upon individual Securityholders except to the extent already provided for in Condition 8 and/or any undertaking given in addition to, or in substitution for, Condition 8 pursuant to the Trust Deed.

13.                              INDEMNIFICATION OF THE TRUSTEE

The Trust Deed contains provisions for the indemnification of the Trustee and for its relief from responsibility. The Trustee is entitled to enter into business transactions with the Issuer and any entity related to the Issuer without accounting for any profit.

(4)  To be further conformed against amended Trust Deed meeting provisions as necessary

14.                               FURTHER ISSUES

The Issuer may from time to time without the consent of the Securityholders create and issue further securities having the same terms and conditions as the Securities in all respects (or in all respects except for the first payment of interest on them) and so that such further issue shall be consolidated and form a single series with, and have the same ISIN and Common Code numbers as, the Securities. References in these Conditions to the Securities include (unless the context requires otherwise) any such securities and forming a single series with the Securities. Any further securities forming a single series with the Securities shall be constituted by a deed supplemental to the Trust Deed.

15.                               NOTICES

Notices to Securityholders shall be validly given when: (i) delivered in person or when sent by first class registered or certified mail, postage pre-paid, to them at their respective addresses as set out in the Register; or (ii) so long as the Securities are listed on the Luxembourg Stock Exchange and the rules of that stock exchange so require, notices will be published in a leading newspaper having general circulation in Luxembourg (which is expected to be d’Wort), at least 21 days prior to the meeting (exclusive of the day on which the notice is published and of the day on which the meeting is to be held). Any notice shall be deemed to have been given on the date of publication or, if published more than once or on different dates, on the first date on which publication is made in all required publications, provided that, if notices are mailed, such notice shall be deemed to have been given on the later of such publication and the fifth day after being so mailed. Failure to mail a notice or communication to any holder, or any defect in any such notice or communication, shall not affect its validity with respect to other holders. If a notice or communication is mailed in the manner provided above, it shall be deemed validly given, whether or not the addressee receives it.

While any Securities are represented by a Global Certificate, notices may be delivered to Euroclear and Clearstream, Luxembourg, each of which shall give notice of such notice to holders of Book-Entry Interests instead of publication as described above.

16.                               CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

No person shall have any right to enforce any term or condition of the Securities under the Contracts (Rights of Third Parties) Act 1999.

17.                               GOVERNING LAW

The Trust Deed and the Securities, and any non-contractual obligations arising out of or in connection with them, are governed by and shall be construed in accordance with English law.

17.1                        Jurisdiction

The courts of England are to have non-exclusive jurisdiction to settle any disputes which may arise out of or in connection with the Securities and accordingly any legal action or proceedings arising out of or in connection with the Securities

(“Proceedings”) may be brought in such courts. The Issuer has in the Trust Deed irrevocably submitted to the non-exclusive jurisdiction of such courts.

17.2                        Agent for Service of Process

The Issuer has irrevocably appointed an agent in England to receive service of process in any Proceedings in England based on any of the Securities or the Trust Deed.

18.                               DEFINITIONS

“Accounting Principles” means (i) generally accepted accounting principles in the United States, the United Kingdom or Italy or (ii) IFRS.

“Additional Amounts” has the meaning given to it in Condition 8.

“Additional Taxing Jurisdiction” has the meaning given to it in Condition 8.

“Advance Capital Contributions” means any irrevocable, unconditional and non-reimbursable (except upon the voluntary or involuntary liquidation, dissolution or winding-up of, the Issuer) capital contribution made or to be made by a shareholder of the Issuer.

“Agent Bank” has the meaning given to it in the preamble.

“Annual General Meeting” means the shareholders’ meeting of the Issuer convened in accordance with the articles of association of the Issuer in force from time to time.

“Audited Accounts” means, as at a Test Date, the most recent annual consolidated audited financial statements of the Issuer Group taken as a whole, prepared in accordance with Accounting Principles and having been approved by the board of directors of the Issuer and filed with the competent companies’ registrar.

“Authorised Denomination” has the meaning given to it in Condition 1.1.

“Authorised Equity” means from time to time, ordinary shares authorised for issuance pursuant to a resolution approved and adopted by the shareholders of the Issuer or, to the extent delegated by such resolution, the board of directors of the Issuer, in connection with the Securities.

“B&D Holding” means B&D Holding di Marco Drago e C. S.a.p.a., a company incorporated under the laws of Italy as a società in accomandita per azioni.

“Benchmark Rate” means 0.75% plus the annualised offer yield to maturity, as calculated by the Agent Bank to be the average of three market quotations, of the then current Euro government benchmark security selected by the Agent Bank, after consultation with the Issuer, as having a maturity comparable to the remaining term of the Securities to the Reset Date that would be used, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of a comparable maturity to the Reset Date.

“Book-Entry Interests” has the meaning given to it in Condition 1.

“business day” means, except in Conditions 1 and 7, a day which is both a day on which commercial banks and foreign exchange markets settle payment and are open for general business (including dealing in foreign exchange and foreign currency deposits) in London and a day on which the TARGET System is operating.

“Capital Expenditure” means the amount of capital expenditure (in the Issuer’s reporting currency) incurred by the Issuer Group in respect of the annual financial period ending on the date of the relevant Audited Accounts, as determined in accordance with such Audited Accounts.

“Capital Payment” means:

(a)                                 the redemption, repurchase or acquisition of any Parity Securities, or Junior Obligations for any consideration, other than (i) in connection with any existing or future employee benefit plan, directors’ and senior management’s stock based compensation, directors’ stock option plan or similar arrangement; or (ii) a reclassification of Issuer Equity or exchange or conversion of one class or series of Issuer Equity into another class or series of Issuer Equity; or (iii) the purchase of fractional interests in Parity Securities or Junior Obligations pursuant to any conversion or exchange provisions of such Parity Securities or Junior Obligations; or

(b)                                 the declaration or payment of, or the resolution of, a dividend or distribution or any other similar payment with respect to any Distribution Parity Securities or Junior Obligations, other than a payment in the form of Issuer Equity.

“Capital Restriction” has the meaning given to it in Condition 5.4.

A “Change of Control” will be deemed to have occurred if any person or any persons acting in concert (as defined in the City Code on Takeovers and Mergers), other than a holding company (as defined in Section 1159 of the Companies Act 2006 (as amended)) whose shareholders are or are to be substantially similar to the pre-existing shareholders of the Issuer, shall become interested (within the meaning of Part 22 of the Companies Act 2006 (as amended)) in (A) more than 50% of the issued or allotted ordinary share capital of the Issuer or (B) shares in the capital of the Issuer carrying more than 50% of the voting rights normally exercisable at a general meeting of the Issuer, provided that a Change of Control shall not be deemed to have occurred if the Principal Shareholder continues, without interruption, to hold the percentage of shares specified in (A) or (B) above.

A “Change of Control Downgrade” shall be deemed to have occurred if a relevant Rating Agency publicly announces that in connection with, anticipation of or as a result of, a Change of Control occurring, the Corporate Credit Rating or Corporate Family Rating assigned to the Issuer by such Rating Agency is withdrawn, or downgraded to a rating of or below BB+ by S&P or Ba1 by Moody’s (or their respective equivalents at such time).

A “Change of Control Event” shall be deemed to have occurred on the earliest date on which both a Change of Control Downgrade and the respective Change of Control have occurred.

“Change of Control Fixed Rate” means the Fixed Interest Rate plus an additional margin of 5% per annum.

“Change of Control Floating Rate” means, in respect of a Floating Rate Interest Period, the relevant Floating Interest Rate determined in accordance with Conditions 3.3 and 3.4, plus an additional margin of 5% per annum.

“Clearstream, Luxembourg” has the meaning given to it in Condition 1.

“Code” has the meaning given to it in Condition 8.

“Common Depositary” has the meaning given to it in Condition 1.

“Corporate Credit Rating” means the corporate credit rating assigned from time to time to the Issuer by S&P, representing the highest rating that S&P may assign to any unsecured obligation of any member of the Issuer Group, and being on the Issue Date, BBB.

“Corporate Family Rating” means the corporate family rating assigned from time to time to the Issuer by Moody’s, representing the highest rating that Moody’s may assign to any unsecured obligation of any member of the Issuer Group, and being on the Issue Date, Baa3.

“Coverage Ratio” means the ratio (to be calculated to the fourth decimal place, with 0.00005 being rounded upwards) of (a) Free Cash-flow Before Debt Service, divided by (b) Interest Expense, in each case in respect of the annual financial period ending on the date of the relevant Audited Accounts.

“Definitive Certificates” has the meaning given to it in Condition 1.

“Deferred Interest” means any unpaid Optionally Deferred Interest and any unpaid Equity Funded Deferred Interest.

“Distribution Parity Securities” means any securities (including Liquidation Parity Securities) or other instruments issued, entered into or guaranteed by the Issuer which, in each case, by their terms or by operation of law, constitute obligations of the Issuer to make periodic payments, taking into account provisions for the Issuer to suspend or defer such payments at its discretion or subject to certain conditions, that are substantially the same as those of the Securities.

“Early Redemption Date” means any date fixed for redemption of the Securities (other than the Maturity Date) in accordance with the provisions of Condition 6.

“EBITDA” means the amount of the consolidated net pre-taxation profits of the Issuer Group (in the Issuer’s reporting currency), as adjusted by (without double counting):

(a)                                 adding back the amount of Interest Expense;

(b)                                 adding back the amount of depreciation and amortisation expense, if any;

(c)                                  eliminating the effect of any extraordinary item or any non-cash items;

(d)                                 eliminating the effect of any revaluation of an asset, or any loss or gain on the disposal of an asset (otherwise than in the ordinary course of trading); and

(e)                                  excluding the amount of any EBITDA attributable to minority shareholders in members of the Issuer Group,

in each case, in respect of the annual financial period ending on the date of the relevant Audited Accounts and as determined in accordance with such Audited Accounts.

“Enforcement Event” has the meaning given to it in Condition 9.1.

“Equity Funded Deferred Interest” has the meaning given to it in Condition 4.3.

“Equity Funded Deferred Interest Payment Date” has the meaning given to it in Condition 5.2(ii).

“ESOP Cashflow” means the cash amount (in the Issuer’s reporting currency), if any, received by the Issuer or any member of the Issuer Group in respect of the exercise of stock options by employees in respect of the annual financial period ending on the date of the relevant Audited Accounts, as determined in accordance with such Audited Accounts.

“EURIBOR” has the meaning given to it in Condition 3.3(a).

“Euro-zone” means the region comprised of Member States of the European Union that adopt or have adopted the single currency in accordance with the Treaty establishing the European Community, as amended by the Treaty on the European Union.

“Euroclear” has the meaning given to it in Condition 1.

“Fixed Interest Rate” has the meaning given to it in Condition 3.1.

“Fixed Rate Interest Amount” has the meaning given to it in Condition 3.1.

“Fixed Rate Interest Period” has the meaning given to it in Condition 3.1.

“Fixed Rate Payment Date” has the meaning given to it in Condition 3.1.

“Floating Interest Rate” has the meaning given to it in Condition 3.2.

“Floating Rate Interest Amount” has the meaning given to it in Condition 3.2.

“Floating Rate Interest Period” has the meaning given to it in Condition 3.2.

“Floating Rate Payment Date” has the meaning given to it in Condition 3.2.

“Free Cash-flow Before Debt Service” means EBITDA plus ESOP Cashflow less Capital Expenditure less Taxes Paid, in each case in respect of the annual financial period ending on the date of the relevant Audited Accounts.

“Global Certificates” has the meaning given to it in Condition 1.

“IFRS” means the International Financial Reporting Standards issued by the International Accounting Standards Board, as from time to time adopted by the European Commission for use in the European Union.

“Insolvency Proceedings” means any insolvency proceedings or proceedings equivalent or analogous thereto including, but not limited to, (i) the Issuer becoming insolvent or unable to pay its debts as they fall due, (ii) an administrator or liquidator being appointed in respect of the Issuer, (iii) the Issuer taking any action for a readjustment or deferment of any of its obligations or makes a general assignment or an arrangement or composition with or for the benefit of its creditors or declares a moratorium in respect of any of its indebtedness or any guarantee of any indebtedness given by it, or (iv) an order being made or an effective resolution is passed for the winding up or liquidation of the Issuer.

“Interest Determination Date” has the meaning given to it in Condition 3.3(a).

“Interest Expense” means the amount of (a) the expense relating to interest and amounts in the nature of interest, discount, acceptance and commitment fees, amounts payable under interest rate hedging agreements and the interest element of payments under finance leases (including interest expense relating to the Securities), less (b) the income relating to interest and amounts in the nature of interest or premium, or amounts receivable under interest rate hedging agreements, in each case in respect of the annual financial period ending on the date of the relevant Audited Accounts, as determined in accordance with such Audited Accounts, plus (c) the amount of accrued but unpaid Deferred Interest, if any, as of the relevant Test Date.

“Interest Payment Date” has the meaning given to it in Condition 3.2.

“Interest Period” has the meaning given to it in Condition 3.2. “Issue Date” means 17 May 2006.

“Issuer Equity” means all present or future ordinary share capital and Advance Capital Contributions of the Issuer.

“Issuer Group” means the Issuer and its consolidated subsidiaries.

“Junior Obligations” has the meaning given to it in Condition 2.

“Liquidation Parity Securities” means any securities (including Distribution Parity Securities) or instruments issued, entered into or guaranteed by the Issuer which, in each case, rank (or in relation to which the Issuer’s payment obligations under any relevant guarantee rank), by their terms or by operation of law, pari passu with the claims of the holders of the Securities as regards entitlement to distributions representing principal on the voluntary or involuntary liquidation, dissolution or winding up of the Issuer.

“Make-Whole Price” means, per Security, the higher of (a) the principal amount of such Security and (b) the Net Present Value.

“Mandatorily Deferred Interest” has the meaning given to it in Condition 4.2.

“Margin” means 5.05% per annum.

“Market Disruption Event” means any one of the following events or circumstances:

(a)                                 the occurrence of an outbreak or escalation of hostilities involving the Republic of Italy, the United Kingdom or the United States of America, or the declaration by the Republic of Italy, the United Kingdom or the United States of America of a national emergency or war or act of terrorism or other material national or international calamity or crisis;

(b)                                 the occurrence of a general banking moratorium on commercial banking activities by any relevant authority, or the occurrence of a material disruption in commercial banking or securities settlement or clearance services in each case in the Republic of Italy, the United Kingdom or the United States of America;

(c)                                  a change in national or international financial, political or economic conditions or currency exchange rates or exchange controls in the Republic of Italy, the United Kingdom or the United States of America, including, without limitation as a result of an act of terrorism or the effect of international market conditions on the financial markets in the Republic of Italy, the United Kingdom or the United States of America; or

(d)                                 trading generally on the Luxembourg Stock Exchange, the Mercato Telematico Azionario, the London Stock Exchange or the New York Stock Exchange has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required by any such exchanges or by order of any governmental authority;

in each case (a) to (d) above, having the effect that trading in the Issuer’s ordinary shares is suspended or materially limited on any stock exchange or in any over-the-counter market; or

(e)                                  all consents, clearances, approvals, authorisations, orders, registrations or qualifications of or with any governmental or regulatory authority having jurisdiction over the Issuer required in connection with the issue of the Issuer’s ordinary shares have not been obtained despite the Issuer’s best endeavours to obtain them; or

(f)                                   the occurrence of any event which would, in the Issuer’s opinion, result in the offering documents relating to the issue of the Issuer’s ordinary shares containing an untrue statement of a material fact or omitting to state a material fact therein or necessary in order to make the statements therein not misleading, and either (i) the disclosure of that event at such time, in the Issuer’s opinion, would have a material adverse effect on the Issuer’s and the Issuer Group’s business; or (ii) the disclosure relates to a previously undisclosed proposed or pending material business transaction, the disclosure of which would impede the Issuer’s ability to consummate such transaction; provided that no suspension period as contemplated by this paragraph shall exceed 90 days in any 360-day period.

“Maturity Date” means the Interest Payment Date falling in March 2066.

“Net Present Value” means, with respect to any Security, the sum of (i) the present value of the principal amount as at the Reset Date plus (ii) the present values of all Scheduled Interest Amounts that would otherwise be payable on such Security during the period from the relevant Early Redemption Date to (and including) the Reset Date (excluding accrued but unpaid interest), such present values calculated using a discount rate equal to the Benchmark Rate as of 11.00 a.m. London time five business days prior to the date fixed for redemption, and discounting the relevant amounts to the date fixed for redemption of the Securities.

“Officer’s Certificate” means a certificate signed by the chief financial officer or two directors of the Issuer.

“Old Optionally Deferred Interest” has the meaning given to it in Condition 4.1.

“Optional Deferral Notice” has the meaning given to it in Condition 4.1.

“Optionally Deferred Interest” has the meaning given to it in Condition 4.1.

“Parity Securities” means all Distribution Parity Securities and Liquidation Parity Securities of the Issuer.

“Paying and Transfer Agents” has the meaning given to it in the preamble.

“Principal Paying and Transfer Agent” has the meaning given to it in the preamble.

“Principal Shareholder” means De Agostini S.p.A. (a company incorporated under the laws of Italy as a società per azioni), its Subsidiaries or B&D Holding, or any other entity; provided that in each case, it is controlled by one or more of the beneficial holders, provided further that for the purposes of this definition, an entity or B&D Holding shall be treated as being controlled, directly or indirectly, by any such holder(s) if the latter (whether by way of ownership of shares, proxy, contract, agency or otherwise) have or has (as applicable) the power to (i) appoint or remove all, or the majority, of its directors or other equivalent officers or (ii) direct its operating and financial policies.  For the purpose of this definition, “beneficial holder” means each of the beneficial holders that directly or indirectly control B&D Holding as at the Holdco Merger Effective Date (as defined in the Trust Deed) (an “original beneficial holder”) and any spouse, legal or testamentary heir, legal or testamentary executor and legal or testamentary administrator of an original beneficial holder.

“Proceedings” has the meaning given to it in Condition 18.2.

“Rating Agency” means Standard & Poor’s Ratings Services, a division of the McGraw-Hill Companies Inc (“S&P”), or any of its subsidiaries and their successors or Moody’s Investors Service Limited (“Moody’s”) or any of its subsidiaries and their successors or any rating agency substituted for any of them by the Issuer from time to time with the prior written approval of the Trustee.

“Redemption Price” has the meaning given to it in Condition 6.1.

“Reference Banks” has the meaning given to it in Condition 3.3(b).

“Register” has the meaning given to it in Condition 1.3.

“Registrar” has the meaning given to it in the preamble.

“Regulation S” means Regulation S under the Securities Act.

“Relevant Date” means whichever is the later of (i) the date on which such payment first becomes payable and (ii) if the full amount payable has not been received by the Principal Paying and Transfer Agent or the Trustee on or prior to such date, the date on which, the full amount payable having been so received, notice to that effect shall have been given to the Securityholders.

“Relevant Taxing Jurisdiction” has the meaning given to it in Condition 8.

“Reserved Matters” has the meaning given to it in Condition 12.1.

“Reset Date” means 31 March 2016.

“Restricted Securities” has the meaning given to it in Condition 1.

“Restricted Global Certificate” has the meaning given to it in Condition 1.

“Rule 144A” means Rule 144A under the Securities Act.

“Scheduled Interest Amount” has the meaning given to it in Condition 3.2.

“Securities” has the meaning given to it in the preamble.

“Securities Act” means the U.S. Securities Act of 1933, as amended.

“Securityholder” means a registered holder of Securities.

“Subsidiary” means, in relation to any company, corporation or other legal entity (a “holding company”), a company, corporation or other legal entity (i) which is controlled, directly or indirectly, by the holding company; (ii) more than half the issued share capital of which is beneficially owned directly or indirectly by the holding company; (iii) which is a subsidiary of another Subsidiary of the holding company; or (iv) whose financial statements are, in accordance with applicable law and generally accepted accounting principles applicable to the Issuer, consolidated with those of that company or corporation. For the purposes of this definition, a company or corporation shall be treated as being controlled by another entity if the latter (whether by way of ownership of shares, proxy, contract, agency or otherwise) has the power to (a) appoint or remove all, or the majority, of its directors or other equivalent officers or (b) direct its operating and financial policies.

“Sufficient Authorised Equity” means, as of an Annual General Meeting, an amount of Authorised Equity that would enable the Issuer to pay in full, pursuant to Condition 5.2, an amount of Equity Funded Deferred Interest equal to the aggregate of the Scheduled Interest Amounts expected to accrue on the Securities during the two years following the date of such Annual General Meeting. The board of directors of the Issuer shall estimate such amounts at the time of such Annual General Meeting based on prevailing market prices for the Issuer’s ordinary shares, interest and foreign exchange rates, as applicable.

“TARGET System” means the Trans-European Automated Real-time Gross Settlement Express Transfer (TARGET) System or any successor thereto.

A “Tax Event” means the receipt by the Issuer of an opinion of counsel in the United Kingdom (experienced in such matters) to the effect that, as a result of (a) any amendment to, clarification of, or change (including any announced prospective change) in, the laws or treaties (or any regulations thereunder) of the United Kingdom affecting taxation, (b) any governmental action or (c) any amendment to, clarification of, or change in the official position or the interpretation of such governmental action that differs from the previously generally accepted position, in each case, by any legislative body, court, governmental authority or regulatory body, which amendment, clarification or change is effective, or such pronouncement or decision is announced, on or after the Issue Date, there is a more than insubstantial risk that the treatment of any of the Issuer’s items of income or expense with respect to the Securities as lawfully reflected on the tax returns (including estimated returns) filed (or to be filed) by the Issuer will not be respected by a taxing authority, which results in the Issuer being subject to a more than a de minimis amount of additional taxes, duties or other governmental charges with respect to the Securities in the United Kingdom.

“Taxes” has the meaning given to it in Condition 8.

“Taxes Paid” means the amount (in the Issuer’s reporting currency) paid by the Issuer or any member of the Issuer Group in respect of corporation or income taxes, or similar in respect of the annual financial period ending on the date of the relevant Audited Accounts, as determined in accordance with such Audited Accounts.

“Test Date” means the tenth business day prior to an Interest Payment Date.

“Trust Deed” has the meaning given to it in the preamble.

“Trustee” has the meaning given to it in the preamble.

“Unrestricted Global Certificate” has the meaning given to it in Condition 1.

“Unrestricted Securities” has the meaning given to it in Condition 1.

A “Withholding Tax Event” shall mean:

(a)                                 any change in, or amendment to, the laws or treaties (or any regulations or rulings promulgated thereunder) of any Relevant Taxing Jurisdiction affecting taxation which becomes effective on or after the Issue Date; or, if the Relevant Taxing Jurisdiction has changed since the Issue Date, the date on which the then current Relevant Taxing Jurisdiction became the Relevant Taxing Jurisdiction; or

(b)                                 any change in the official application, administration, or interpretation of the laws, treaties, regulations or rulings of any Relevant Taxing Jurisdiction (including a holding, judgment, or order by a court of competent jurisdiction), on or after the Issue Date or, if the Relevant Taxing Jurisdiction has changed since the Issue Date, the date on which the then current Relevant Taxing Jurisdiction became the Relevant Taxing Jurisdiction, in either case, resulting in a requirement for the Issuer to pay Additional Amounts in respect of payments on the Securities which the Issuer cannot avoid by the use of reasonable measures available to it.

“Written Resolution” means a resolution in writing signed by or on behalf of all holders of Securities who for the time being are entitled to receive notice of a meeting in accordance with the provisions of the Trust Deed, whether contained in one document or several documents in the same form, each signed by or on behalf of one or more such holders of the Securities.

PRINCIPAL PAYING AND TRANSFER AGENT

The Bank of New York Mellon (acting through its London Branch)

One Canada Square

London E14 5AL

England

LUXEMBOURG PAYING AND TRANSFER AGENT

The Bank of New York Mellon (Luxembourg) S.A.
Vertigo Building

Polaris

2-4 Eugène Ruppert, L-2453
Luxembourg

REGISTRAR

The Bank of New York Mellon (Luxembourg) S.A.
Vertigo Building

Polaris

2-4 Eugène Ruppert, L-2453
Luxembourg

and/or such other or further Principal Paying and Transfer Agent, Registrar or Paying and Transfer Agents, and/or specified offices as may from time to time be appointed by the Issuer with the approval of the Trustee and notice of which has been given to the Securityholders.

SCHEDULE 4
PROVISIONS FOR MEETINGS OF SECURITYHOLDERS

1.                                      DEFINITIONS AND INTERPRETATION

1.1                               The provisions of this Schedule 4 are subject to the provisions of Condition 12.

1.2                               As used in this Schedule the following expressions shall have the following meanings unless the context otherwise requires:

“Block Voting Instruction” means a document in the English language issued by a Paying and Transfer Agent in which:

(a)                                 it is certified that on the date thereof Securities which are held in an account with any Clearing System (in each case not being Securities in respect of which a Voting Certificate has been issued and is outstanding in respect of the meeting specified in such Block Voting Instruction) have been deposited with such Paying and Transfer Agent or (to the satisfaction of such Paying and Transfer Agent) are held to its order or under its control or are blocked in an account with a Clearing System and that no such Securities will cease to be so deposited or held or blocked until the first to occur of:

(i)                                     the conclusion of the meeting specified in such Block Voting Instruction; and

(ii)                                  the surrender to the Paying and Transfer Agent, not less than 48 Hours before the time for which such meeting is convened (or, if such meeting has been adjourned, the time fixed for its resumption), of the receipt issued by such Paying and Transfer Agent in respect of each such deposited Security which is to be released or (as the case may require) the Securities ceasing with the agreement of the Paying and Transfer Agent to be held to its order or under its control or so blocked and the giving of notice by the Paying and Transfer Agent to the Issuer;

(a)                                 it is certified that each Securityholder of such Securities has instructed such Paying and Transfer Agent that the vote(s) attributable to the Securities so deposited or held or blocked should be cast in a particular way in relation to the resolution(s) to be put to such meeting and that all such instructions are, during the period commencing 48 Hours prior to the time for which such meeting is convened and ending at the conclusion or adjournment thereof, neither revocable nor capable of amendment;

(b)                                 the aggregate principal amount of the Securities so deposited or held or blocked is listed (and, if in definitive form, listing the relevant certificate numbers) and distinguishing with regard to each such resolution between those in respect of which instructions have been given that the votes attributable thereto should be cast in favour of the resolution and those in respect of which instructions have been so given that the votes attributable thereto should be cast against the resolution; and

(c)                                  one or more persons named in such Block Voting Instruction (each hereinafter called a “proxy”) is or are authorised and instructed by such Paying and Transfer Agent to cast the votes attributable to the Securities so listed in accordance with the instructions referred to in (c) above as set out in such Block Voting Instruction.

“Clearing System” means Euroclear and/or Clearstream, Luxembourg and includes in respect of any Security any clearing system on behalf of which such Security is held or which is the holder or (directly or through a nominee) registered owner of a Security, in either case whether alone or jointly with any other Clearing System(s).

“Eligible Person” means any one of the following persons who shall be entitled to attend and vote at a meeting:

(a)                                 a holder of a Global Certificate;

(b)                                 a holder of a Definitive Certificate which is not held in an account with any Clearing System;

(c)                                  a bearer of any Voting Certificate;

(d)                                 a proxy specified in any Block Voting Instruction; and

(e)                                  a proxy appointed by a holder of a Definitive Certificate which is not held in an account with any Clearing System.

“Extraordinary Resolution” means a resolution passed by the number of Eligible Persons specified in paragraph 4.4(b) at a meeting duly convened and held in accordance with this Schedule 4.

“First Meeting” means an initial meeting convened in accordance with the provisions of this Schedule.

“Reserved Matter” means any proposal:

(a)                                 to modify the maturity of the Securities or the dates on which, or manner in which, interest is payable in respect of the Securities;

(b)                                 to reduce or cancel the principal amount of, or interest on or to vary the method of calculating the rate of interest on, the Securities;

(c)                                  to change the currency of payment of the Securities;

(d)                                 to modify the provisions relating to status; or

to modify the provisions concerning the quorum required at any meeting of Securityholders or the majority required to pass an Extraordinary Resolution. .

“Second Meeting” means a meeting convened after adjournment for want of quorum of a First Meeting convened by means of the notice described in paragraph 4.2 below.

“Voting Certificate” means a certificate in English issued by a Paying and Transfer Agent in which it is stated:

(a)                                 that on the date thereof Securities which are held in an account with any Clearing System (in each case not being Securities in respect of which a Block Voting Instruction has been issued and is outstanding in respect of the meeting specified in such Voting Certificate) were deposited with such Paying and Transfer Agent or (to the satisfaction of such Paying and Transfer Agent) are held to its order or under its control or are blocked in an account with a Clearing System and that no such Securities will cease to be so deposited or held or blocked until the first to occur of:

(i)                                     the conclusion of the meeting specified in such Voting Certificate; and

(ii)                                  the surrender of the Voting Certificate to the Paying and Transfer Agent who issued the same; and

(b)                                 that the bearer thereof is entitled to attend and vote at such meeting in respect of the Securities represented by such Voting Certificate.

“Written Resolution” means a resolution in writing signed by or on behalf of all holders of Securities who for the time being are entitled to receive notice of a meeting in accordance with the provisions of this Schedule, whether contained in one document or several documents in the same form, each signed by or on behalf of one or more such holders of the Securities.

“24 Hours” means a period of 24 hours including all or part of a day upon which banks are open for business in both the place where the relevant meeting is to be held and in each of the places where the Paying and Transfer Agents have their specified offices (disregarding for this purpose the day upon which such meeting is to be held) and such period shall be extended by one period or, to the extent necessary, more periods of 24 hours until there is included as aforesaid all or part of a day upon which banks are open for business in all of the places as aforesaid.

“48 Hours” means a period of 48 hours including all or part of two days upon which banks are open for business both in the place where the relevant meeting is to be held and in each of the places where the Paying and Transfer Agents have their specified offices (disregarding for this purpose the day upon which such meeting is to be held) and such period shall be extended by one period or, to the extent necessary, more periods of 24 hours until there is included as aforesaid all or part of two days upon which banks are open for business in all of the places as aforesaid.

All references in this Schedule to a “meeting” shall, where the context so permits, include any relevant adjourned meeting.

2.                                      EVIDENCE OF ENTITLEMENT TO ATTEND AND VOTE

2.1                               A holder of a Security which is held in an account with any Clearing System may require the issue by a Paying and Transfer Agent of Voting Certificates and Block Voting Instructions in accordance with the terms of paragraph 3.

For the purposes of paragraph 3, each Paying and Transfer Agent (including the Principal Paying and Transfer Agent) shall be entitled to rely, without further enquiry, on any information or instructions received from a Clearing System and shall have no liability to any Securityholder or other person for any Liability occasioned by its acting in reliance thereon, nor for any failure by a Clearing System to deliver information or instructions to any Paying and Transfer Agent (including the Principal Paying and Transfer Agent).

The holder of any Voting Certificate or the proxies named in any Block Voting Instruction shall for all purposes in connection with the relevant meeting be deemed to be the holder of the Securities to which such Voting Certificate or Block Voting Instruction relates, and the Paying and Transfer Agent with which such Securities have been deposited or the person holding Securities to the order or under the control of such Paying and Transfer Agent or the Clearing System in which such Securities have been blocked shall be deemed for such purposes not to be the holder of those Securities.

3.                                      PROCEDURE FOR ISSUE OF VOTING CERTIFICATES, BLOCK VOTING INSTRUCTIONS AND PROXIES

3.1                               Definitive Certificates not held in a Clearing System — Voting Certificate

A holder of a Definitive Certificate which is not held in an account with any Clearing System (not being a Definitive Certificate in respect of which a Block Voting Instruction has been issued and is outstanding in respect of the meeting specified in such Voting Certificate) may obtain a Voting Certificate in respect of such Definitive Certificate from a Paying and Transfer Agent subject to such Securityholder having procured that such Definitive Certificate is deposited with such Paying and Transfer Agent or (to the satisfaction of such Paying and Transfer Agent) is held to its order or under its control upon terms that no such Definitive Certificate will cease to be so deposited or held until the first to occur of:

(a)                                 the conclusion of the meeting specified in such Voting Certificate; and

(b)                                 the surrender of the Voting Certificate to the Paying and Transfer Agent who issued the same.

3.2                               Global Certificates and Definitive Certificates held in a Clearing System — Voting Certificate

A holder of a Security (not being a Security in respect of which instructions have been given to the Principal Paying and Transfer Agent in accordance with paragraph 3.4) represented by a Global Certificate or Definitive Certificate and which is held in an account with any Clearing System may procure the delivery of a Voting Certificate in respect of such Security by giving notice to the Clearing System through which such Securityholder’s interest in the Security is held specifying by name a person (an “Identified Person”) (which need not be the Securityholder himself) to collect the Voting Certificate and attend and vote at the meeting.  The relevant Voting Certificate will be made available at or shortly prior to the commencement of the meeting by the Principal Paying and Transfer Agent against presentation by such Identified Person of the form of identification previously notified by such Securityholder to the Clearing

System.  The Clearing System may prescribe forms of identification (including, without limitation, a passport or driving licence) which it deems appropriate for these purposes.  Subject to receipt by the Principal Paying and Transfer Agent from the Clearing System, no later than 24 Hours prior to the time for which such meeting is convened, of notification of the principal amount of the Securities to be represented by any such Voting Certificate and the form of identification against presentation of which such Voting Certificate should be released, the Principal Paying and Transfer Agent shall, without any obligation to make further enquiry, make available Voting Certificates against presentation of the form of identification corresponding to that notified.

3.3                               Definitive Certificates not held in a Clearing System — Block Voting Instruction

A holder of a Definitive Certificate which is not held in an account with any Clearing System (not being a Definitive Certificate in respect of which a Voting Certificate has been issued and is outstanding in respect of the meeting specified in such Block Voting Instruction) may require a Paying and Transfer Agent to issue a Block Voting Instruction in respect of such Definitive Certificate by depositing such Definitive Certificate with such Paying and Transfer Agent or (to the satisfaction of such Paying and Transfer Agent) by procuring that, not less than 48 Hours before the time fixed for the relevant meeting, such Definitive Certificate is held to the Paying and Transfer Agent’s order or under its control, in each case on terms that no such Definitive Certificate will cease to be so deposited or held until the first to occur of:

(a)                                 the conclusion of the meeting specified in such Block Voting Instruction; and

(b)                                 the surrender to the Paying and Transfer Agent, not less than 48 Hours before the time for which such meeting is convened, of the receipt issued by such Paying and Transfer Agent in respect of each such deposited or held Definitive Certificate which is to be released or (as the case may require) the Definitive Certificate ceasing with the agreement of the Paying and Transfer Agent to be held to its order or under its control and the giving of notice by the Paying and Transfer Agent to the Issuer in accordance with paragraph 3.7 hereof of the necessary amendment to the Block Voting Instruction;

and instructing the Paying and Transfer Agent that the vote(s) attributable to the Definitive Certificate so deposited or held should be cast in a particular way in relation to the resolution or resolutions to be put to such meeting and that all such instructions are, during the period commencing 48 Hours prior to the time for which such meeting is convened and ending at the conclusion or adjournment thereof, neither revocable nor capable of amendment.

3.4                               Global Certificates and Definitive Certificates held in a Clearing System — Block Voting Instruction

A holder of a Security (not being a Security in respect of which a Voting Certificate has been issued) represented by a Global Certificate or Definitive Certificate and which is held in an account with any Clearing System may require the Principal Paying and Transfer Agent to issue a Block Voting Instruction in respect of such Security by first instructing the Clearing System through which such Securityholder’s interest in the Security is held to procure that the votes attributable to such Security should be cast at the meeting in a particular way in relation to the resolution or resolutions to be put to the meeting.  Any such instruction shall be given in accordance with the rules of the Clearing System then in effect.  Subject to receipt by the Principal Paying and Transfer Agent of instructions from the Clearing System, no later than 24 Hours prior to the time for which such meeting is convened, of notification of the principal amount of the Securities in respect of which instructions have been given and the manner in which the votes attributable to such Securities should be cast, the Principal Paying and Transfer Agent shall, without any obligation to make further enquiry, appoint a proxy to attend the meeting and cast votes in accordance with such instructions.

3.5                               Global Certificates and Definitive Certificates not held in a Clearing System — Appointment of proxy

(a)                                 A holder of a Global Certificate or a Definitive Certificate not held in an account with any Clearing System may, by an instrument in writing in the English language (a “form of proxy”) signed by the Securityholder or, in the case of a corporation, executed under its common seal or signed on its behalf by an attorney or a duly authorised officer of the corporation and delivered to the specified office of the Registrar or any Paying and Transfer Agent not less than 48 Hours before the time fixed for the relevant meeting, appoint any proxy to act on his or its behalf in connection with any meeting.

(b)                                 Any proxy appointed pursuant to subparagraph (a) above shall so long as such appointment remains in force be deemed, for all purposes in connection with the relevant meeting, to be the holder of the Securities to which such appointment relates and the holders of the Securities shall be deemed for such purposes not to be the Securityholder.

3.6                               Each Block Voting Instruction, together (if so requested by the Trustee) with proof satisfactory to the Trustee of its due execution on behalf of the relevant Paying and Transfer Agent, shall be deposited by the relevant Paying and Transfer Agent or (as the case may be) by the Registrar at such place as the Trustee shall approve not less than 24 Hours before the time appointed for holding the meeting at which the proxy or proxies named in the Block Voting Instruction proposes to vote, and in default the Block Voting Instruction shall not be treated as valid unless the Chairman of the meeting decides otherwise before such meeting proceeds to business.  A copy of each Block Voting Instruction shall be deposited with the Trustee before the commencement of the meeting but the Trustee shall not thereby be obliged to investigate or be concerned with the validity of or the authority of the proxy or proxies named in any such Block Voting Instruction.

3.7                               Any vote given in accordance with the terms of a Block Voting Instruction or form of proxy shall be valid notwithstanding the previous revocation or amendment of the Block Voting Instruction or form of proxy or of any of the instructions of the relevant Securityholder or the relevant Clearing System (as the case may be) pursuant to which it was executed provided that no intimation in writing of such revocation or amendment has been received from the relevant Paying and Transfer Agent (in the case of a Block Voting Instruction) or from the Securityholder thereof (in the case of a proxy appointed pursuant to paragraph 3.5) by the Issuer at its registered office (or such other place as may have been required or approved by the Trustee for the purpose) by the time being 24 Hours (in the case of a Block Voting Instruction) or 48 Hours (in the case of a proxy) before the time appointed for holding the meeting at which the Block Voting Instruction or form of proxy is to be used.

4.                                      CONVENING OF MEETINGS, QUORUM AND ADJOURNED MEETINGS

4.1                               The board of directors of the Issuer may at any time, and the Issuer shall , at the request of the Trustee or upon a requisition in writing signed by the holders of not less than 5% in aggregate principal amount outstanding of the Securities, convene a meeting of the Securityholders. Every such meeting shall be held at such time and place as the Trustee may appoint or approve in writing.

4.2                               At least 21 days’ notice (exclusive of the day on which the notice is given and of the day on which the relevant meeting is to be held) specifying the date, time and place of the meeting shall be given to the Securityholders prior to any meeting in the manner provided by Condition 15, and such notice shall be given to the Paying and Transfer Agents (with a copy to the Issuer and the Trustee).  Such notice, which shall be in the English language, shall (a) set out the full text of the resolutions to be proposed (unless the Trustee agrees that the notices shall instead specify the nature of the resolutions without including the full text) and (b) shall also include statements as to the manner in which Securityholders may arrange for Voting Certificates or Block Voting Instructions to be issued and, if applicable, appoint proxies and the details of the time limits applicable. Such notice may also specify the date of a Second Meeting. Notices of all meetings shall also be published and given in any other manner pursuant to the laws and regulations applicable from time to time.  A copy of the notice shall be sent by fax, following by registered mail, to the Issuer (unless the meeting is convened by the Issuer’s board of directors).

4.3                               A person (who may but need not be a Securityholder or agent) nominated in writing by the Issuer shall be entitled to take the chair at the relevant meeting, but if no such nomination is made or if at any meeting the person nominated shall not be present within 15 minutes after the time appointed for holding the meeting, the Securityholders or agents present shall choose one of their number to be Chairman. The Chairman of an adjourned meeting need not be the same person as was Chairman of the meeting from which the adjournment took place.

4.4                              Quorum

(a)                                 A meeting will be validly held if (i) at the First Meeting there are one or more Eligible Persons present holding or representing in aggregate at least one half of the principal amount of the Securities for the time being outstanding; or (ii) at the Second Meeting there are one or more Eligible Persons present whatever the principal amount of Securities held or represented, provided that in relation to a meeting held to consider a Reserved Matter, the necessary quorum shall be (i) at the First Meeting one or more Eligible Persons present holding or representing in aggregate at least three quarters of the principal amount of the Securities for the time being outstanding; and (ii) at the Second Meeting one or more Eligible Persons present holding or representing in aggregate at least one quarter of the principal amount of the Securities for the time being outstanding.

(b)                                 The majority required to pass an Extraordinary Resolution shall be one or more Eligible Persons present holding or representing at least two thirds of the principal amount of the Securities represented at the relevant meeting

(c)                                  If within one hour after the time appointed for any First Meeting or Second Meeting a quorum is not present, the relevant meeting shall, if convened upon the requisition of Securityholders, be dissolved.

(d)                                 The Chairman may with the consent of (and shall if directed by) any meeting adjourn the same from time to time and from place to place (provided that (a) the meeting shall be dissolved if the Issuer and the Trustee together so decide and (b) no meeting may be adjourned more than once for want of quorum) but no business shall be transacted at any adjourned meeting except business which might lawfully (but for lack of required quorum) have been transacted at the meeting from which the adjournment took place.

(e)                                  Notice of any adjourned meeting at which an Extraordinary Resolution is to be submitted shall be given in the same manner as notice of an original meeting, provided that 10 days’ notice (exclusive of the day on which the notice is given and of the day on which the meeting is to be resumed) shall be sufficient and the notice shall otherwise be given in compliance with paragraph 4.2 and shall state the required quorum.

5.                                      CONDUCT OF BUSINESS AT MEETINGS

5.1                               Every question submitted to a meeting shall be decided in the first instance by a show of hands. Unless a poll is validly demanded before or at the time that the result is declared, the Chairman’s declaration that on a show of hands a resolution has been passed, passed by a particular majority, rejected or rejected by a particular majority shall be conclusive, without proof of the number of votes cast for, or against, the resolution. Where there is only one Eligible Person, this paragraph shall not apply and the resolution will immediately be decided by means of a poll.

5.2                               A demand for a poll shall be valid if it is made by the Chairman, the Issuer, the Trustee or one or more Eligible Persons representing or holding not less than one fiftieth of the aggregate principal amount of the outstanding Securities. A poll shall be taken in such manner and, subject as hereinafter provided, either at once or after an adjournment as the Chairman directs and the result of such poll shall be deemed to be the resolution of the meeting in respect of which the poll was held as at the date of the taking of the poll. A poll shall not prevent the continuance of the meeting for the transaction of any business other than the motion on which the poll will be held.

5.3                               Any poll at any such meeting on the election of a Chairman or on any question of adjournment shall be taken at the meeting without adjournment.

5.4                               Eligible Persons, the chairman, the Issuer, the Trustee, any director or statutory auditor of the Issuer and any other person approved by the meeting, including representatives of the Issuer and the Trustee and their respective lawyers and financial advisors, may attend and speak at any meeting.  Save as aforesaid, no person shall be entitled to attend and speak nor shall any person be entitled to vote at any meeting unless he is an Eligible Person. No person shall be entitled to vote at any meeting in respect of Securities which are deemed to be not outstanding by virtue of the proviso to the definition of “outstanding” in Clause 1 (Definitions and Interpretation).

5.5                               At any meeting, every Eligible Person present shall have:

(a)                                 on a show of hands, one vote; and

(b)                                 on a poll, one vote in respect of each €1,000 in aggregate principal amount of the outstanding Securities represented or held by such Eligible Person.

Without prejudice to the obligations of the proxies named in any Block Voting Instruction or form of proxy, any Eligible Person entitled to more than one vote need not use all his votes or cast all the votes to which he is entitled in the same way.

5.6                               The proxies named in any Block Voting Instruction or form of proxy need not be Securityholders.  Nothing herein shall prevent any of the proxies named in any Block Voting Instruction or form of proxy from being a director, officer or representative of or otherwise connected with the Issuer.

5.7                               A meeting shall, subject to the Conditions, and in any event, without prejudice to any powers conferred on other persons by this Trust Deed, have power by Extraordinary Resolution:

(a)                                 to approve any Reserved Matter;

(b)                                 to sanction any abrogation, modification, compromise or arrangement in respect of the rights of the Trustee, any Appointee, the Securityholders or the Issuer against any other or others of them, or against any of their property, whether such rights arise under this Trust Deed or otherwise;

(c)                                  to waive any breach or proposed breach by the Issuer of its obligations under or in respect of the Securities or the Trust Deed or any act or omission which might otherwise constitute an Enforcement Event under the Securities;

(d)                                 to appoint or revoke the appointment of the Trustee;

(e)                                  to give any authority or sanction which under the provisions of this Trust Deed is required to be given by Extraordinary Resolution;

(f)                                   to assent to any modification of the provisions of this Trust Deed or the Conditions which is proposed by the Issuer, the Trustee or any Securityholder;

(g)                                  to appoint any persons (whether Securityholders or not) as a committee or committees to represent the interests of the Securityholders and to confer upon such committee or committees any powers or discretions which the Securityholders could themselves exercise by Extraordinary Resolution;

(h)                                 to discharge or exonerate the Trustee and/or any Appointee from all liability in respect of any act or omission for which the Trustee and/or such Appointee may have become responsible under this Trust Deed;

(i)                                     to authorise the Trustee and/or any Appointee to concur in and execute and do all such deeds, instruments, acts and things as may be necessary to carry out and give effect to any Extraordinary Resolution;  and

(j)                                    to sanction the exchange or substitution for the Securities of, or the conversion of the Securities into, other securities of the Issuer or any other entity.

5.8                               Any resolution passed at a meeting of the Securityholders duly convened and held in accordance with this Trust Deed shall be binding upon all the Securityholders whether or not present or whether or not represented at such meeting and whether or not voting and each of them shall be bound to give effect thereto accordingly and the passing of any such resolution shall be conclusive evidence that the circumstances justify the passing thereof.  Notice of the result of the voting on any resolution duly considered by the Securityholders shall be published in accordance with Condition 15 by the Issuer within 14 days of such result being known, provided that the non-publication of such notice shall not invalidate such result.

5.9                               Minutes of all resolutions and proceedings at every meeting shall be made and entered in books to be from time to time provided for that purpose by the Issuer (if any) and any such minutes as aforesaid, if purporting to be signed by the Chairman of the meeting at which such resolutions were passed or proceedings transacted, shall be conclusive evidence of the matters therein contained and, until the contrary is proved, every such meeting in respect of the proceedings of which minutes have been made shall be deemed to have been duly held and convened and all resolutions passed or proceedings transacted thereat to have been duly passed or transacted.

6.                                      WRITTEN RESOLUTION

A Written Resolution shall take effect as if it were an Extraordinary Resolution.

7.                                      REGULATIONS

Subject to all other provisions of this Trust Deed, the Trustee may (after consultation with the Issuer where the Trustee considers such consultation to be practicable but without the consent of the Issuer or the Securityholders) prescribe such further or alternative regulations regarding the requisitioning and/or the holding of meetings and attendance and voting thereat as the Trustee may in its sole discretion reasonably think fit (including, without limitation, the substitution for periods of 24 Hours and 48 Hours referred to in this Schedule of shorter periods).  Such regulations may, without prejudice to the generality of the foregoing, reflect the practices and facilities of any relevant Clearing System.  Notice of any such further or alternative regulations may, at the sole discretion of the Trustee, be given to Securityholders in accordance with Condition 15 at the time of service of any notice convening a meeting or at such other time as the Trustee may decide.

SCHEDULE 5
FORM OF OFFICER’S CERTIFICATE

To:                             BNY Mellon Corporate Trustee Services Limited

One Canada Square

London E14 5AL

England

[ ], 20[ ]

Dear Sirs

International Game Technology PLC

€750,000,000 Subordinated Interest-Deferrable Capital Securities due 2066

This certificate is delivered to you in accordance with Clause 10(e) of the Trust Deed dated 17 May 2006, as supplemented by a first supplemental trust deed on 3 April 2015 and as further supplemented, amended and restated from time to time (the “Trust Deed”) and made between International Game Technology PLC, a public limited company incorporated in England and Wales with company number 09127533 (the “Issuer”) (as successor by merger to GTECH S.p.A., a società per azioni incorporated under the laws of the Republic of Italy (formerly known as Lottomatica S.p.A.)) and BNY Mellon Corporate Trustee Services Limited (as successor to J.P. Morgan Corporate Trustee Services Limited) (the “Trustee”).  All words and expressions defined in the Trust Deed shall (save as otherwise provided herein or unless the context otherwise requires) have the same meanings herein.

We hereby certify that, to the best of our knowledge, information and belief (having made all reasonable enquiries):

(a)                                 from and including [   ](5) [the Certification Date (as defined in the Trust Deed) of the last certificate delivered under Clause 10(e)](6) to and including [  ](7), the Issuer and each of its subsidiaries has complied with all the provisions relating to it as specified under this Trust Deed and/or the Conditions [other than [   ]](8); and

(b)                                 as at [   ](9), no Enforcement Event existed [other than [    ]](10) and no Enforcement Event has existed at any time prior to that date since [    ](11) [the Certification Date (as defined

(5) The Certification Date of the last certificate delivered under Clause 10(e), unless the certificate is the first certificate delivered thereunder, in which case insert date of Trust Deed.

(6) Include unless the certificate is the first certificate delivered under Clause 10(e), in which case delete.

(7) Specify a date no more than five days before the date of the certificate.

(8) If the Issuer or any subsidiary has failed to comply with any obligation(s), give details; otherwise delete.

(9) Specify a date no more than five days before the date of the certificate.

(10) If any Enforcement Event existed, give details; otherwise delete.

(11) Insert date of Trust Deed in respect of the first certificate delivered under Clause 10(e); otherwise delete.

in the Trust Deed) of the last certificate delivered under Clause 10(e)](12) [other than [    ]](13).

For and on behalf of

INTERNATIONAL GAME TECHNOLOGY PLC

[Chief Financial Officer/Director]	[Director]

(12) Include unless the certificate is first certificate delivered under Clause 10(e), in which case delete.

(13) If any Enforcement Event did exist, give details; otherwise delete.

SCHEDULE 6
FORM OF OFFICER’S CERTIFICATE RELATING TO MANDATORY DEFERRAL EVENT

To:                             BNY Mellon Corporate Trustee Services Limited

One Canada Square

London E14 5AL

England

[ ], 20[ ]

Dear Sirs

International Game Technology PLC (company number: 09127533)

€750,000,000 Subordinated Interest-Deferrable Capital Securities due 2066

This certificate is delivered to you in accordance with Clause 10(n) of the Trust Deed dated 17 May 2006, as supplemented by a first supplemental trust deed on 3 April 2015 and as further supplemented, amended and restated from time to time (the “Trust Deed”) and made between International Game Technology PLC, a public limited company incorporated in England and Wales with company number 09127533 ((the “Issuer”) (as successor by merger to GTECH S.p.A., a società per azioni incorporated under the laws of the Republic of Italy (formerly known as Lottomatica S.p.A.)) and BNY Mellon Corporate Trustee Services Limited (as successor to J.P. Morgan Corporate Trustee Services Limited) (the “Trustee”).  All words and expressions defined in the Trust Deed shall (save as otherwise provided herein or unless the context otherwise requires) have the same meanings herein.

We hereby certify that, to the best of our knowledge, information and belief (having made all reasonable enquiries) that as of [    ](14), [no/a] Mandatory Deferral Event occurred. The Coverage Ratio as of such Test Date was [    ](15). The amount of available cash proceeds which may be used as provided in Condition 4.2 is €[    ].

[Insert additional details as necessary]

For and on behalf of

INTERNATIONAL GAME TECHNOLOGY PLC

[Chief Financial Officer/Director]	[Director]

(14) The relevant Test Date

(15) Insert relevant Coverage Ratio calculated as of the Test Date.

SIGNATORIES

EXECUTED as a DEED by

INTERNATIONAL GAME

TECHNOLOGY PLC

by

Director’s signature:

Name of Director:

in the presence of:

Witness’s signature:

Name of Witness:

Address of Witness:

EXECUTED as a DEED by
BNY MELLON CORPORATE TRUSTEE SERVICES LIMITED (as successor to J.P. Morgan Corporate Trustee Services Limited) acting by two of its lawful attorneys:

Attorney:

Attorney:

In the presence of

Witness’s signature:

Name:

Address: